Prospectus

April 15, 2011

Destra Preferred and Income Securities Fund

Class	Ticker Symbol
Class A
Class C
Class P
Class I

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

Section 1	Fund Summary	1
Destra Preferred and Income Securities Fund		1
Section 2	Additional Information About the Fund	6
Additional Information About the Investment Policies and Strategies		6
Additional Information About the Risks		8
Fund Management		15
Adviser Performance		16
Section 3	Shareholder Information	18
Valuation of Shares		18
Share Classes		19
Distribution, Servicing and Administrative Fees		22
Purchases		24
Exchanges		28
Redemptions		29
Section 4	General Information	33
Distributions		33
Taxes		33
Payments to Financial Intermediaries		35
Availability of Portfolio Holdings Information		36
Frequent Trading		37
Shareholder Communications		40
Fund Service Providers		40

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Section 1	Fund Summary

Destra Preferred and Income Securities Fund

Investment Objective
The Fund’s investment objective is to seek total return, with an emphasis on high current income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund or in other Destra mutual funds.   More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in “Shareholder Information” on page 18 of the Fund’s Prospectus and “Purchases” on page 34 of the Fund’s Statement of Additional Information.

Shareholder Fees
(fees paid directly from your investment)

	Class A	Class C	Class P	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee on shares held for 90 days or less (as a percentage of amount redeemed)	None	None	2.00%	2.00%
Exchange Fees	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class P	Class I
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.25%	0.00%
Other Expenses1	0.60%	0.60%	0.70%	0.57%
Total Annual Fund Operating Expenses	1.60%	2.35%	1.70%	1.32%
Fee Waiver2	(0.10%)	(0.10%)	(0.10%)	(0.10%)
Total Annual Fund Operating Expenses After Fee Waiver	1.50%	2.25%	1.60%	1.22%

1	Other Expenses are based on an estimated $100 million average net asset size for the Fund’s first fiscal year.
2	The Adviser has agreed to cap expenses such that the total annual fund operating expenses, excluding

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brokerage commissions and other trading expenses, taxes and other extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of business) at 1.50% for Class A, 2.25% for Class C, 1.60% for Class P and 1.22% for Class I. This waiver will continue in effect until March 31, 2014.  The waiver may be terminated or modified prior to March 31, 2014 only with the approval of the Board of Trustees of the Trust.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redeemed		Not Redeemed
Share Class	1 year	3 years	1 year	3 years
Class A	$596	$903	$596	$903
Class C	$328	$703	$228	$703
Class P	$163	$505	$163	$505
Class I	$124	$387	$124	$387

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) in a portfolio of preferred and income-producing securities, including traditional preferred stock, trust preferred securities, hybrid securities that have characteristics of both equity and debt securities, convertible securities, contingent-capital securities, subordinated debt, senior debt and securities of other open-end, closed-end or exchange-traded funds that invest primarily in the same types of securities.

The Fund may also invest up to 15% of its net assets in common stock. The portions of the Fund's assets invested in various types of preferred, debt or equity may vary from time to time depending on market conditions. In addition, under normal market conditions, the Fund invests more than 25% of its total assets in companies principally engaged in financial services.  The Fund may also invest up to 40% of its net assets in securities of non-U.S. companies.

The Fund will principally invest in (i) investment grade quality securities or (ii) below investment grade quality preferred or subordinated securities of companies with investment grade senior debt outstanding, in either case determined at the time of purchase.  However, some of the Fund's total assets may be invested in securities rated (or issued by companies rated) below investment grade at the time of purchase. Preferred and debt securities of below

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investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay dividends and interest and repayment of principal. Due to the risks involved in investing in preferred and debt securities of below investment grade quality, an investment in the Fund should be considered speculative.  The maturities of preferred and debt securities in which the Fund will invest generally will be longer-term (perpetual, in the case of some preferred securities, and ten years or more for other preferred and debt securities); however, as a result of changing market conditions and interest rates, the Fund may also invest in shorter-term securities.

Principal Risks

Market Risk—The market values of securities owned by the Fund may decline, at times sharply and unpredictably, and therefore the value of Fund shares will fluctuate.  In general, the value of the Fund will move in the same direction as the overall market, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions.

Preferred and Subordinated Security Risk—Preferred and other subordinated securities rank lower than bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments.   Distributions on some types of these securities may also be skipped or deferred by issuers without causing a default.  Finally, some of these securities typically have special redemption rights that allow the issuer to redeem the security at par earlier than scheduled.

Credit Risk—Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments. Credit risk may be heightened for the Fund because the Fund may invest in “high yield” or “high risk” securities; such securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends and interest and repay principal.

Interest Rate Risk—If interest rates rise, in particular, if long-term interest rates rise, the prices of fixed-rate securities held by the Fund will fall.

Liquidity Risk—This Fund, like all open-end funds, is limited to investing up to 15% of its net assets in illiquid securities.  From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices.  It is possible that certain securities held by the Fund will not be able to be sold in sufficient amounts or in a sufficiently timely manner to raise the cash necessary to meet any potentially large redemption requests by fund shareholders.

Concentration Risk—The Fund intends to invest 25% or more of its total assets in securities of financial services companies.  This policy makes the Fund more susceptible to adverse economic or regulatory occurrences affecting financial services companies.

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Financial Services Company Risk—Financial services companies are especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.

Non-U.S. Investment Risk—Non-U.S. companies or U.S. companies with significant non-U.S. operations may be subject to risks in addition to those of companies that principally operate in the United States.  This increased risk is a result of, among other things, regulatory, political, social and economic developments abroad; different legal, regulatory and tax environments; less liquidity and greater volatility; a lack of uniform accounting, auditing and financial reporting standards; and increased price volatility.

Currency Risk—Changes in currency exchange rates may adversely affect the Fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities.

Non-Diversification Risk—The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund. As a result, it may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, may experience increased volatility and may be highly concentrated in certain securities.

Securities Selection Risk—Securities selected by the sub-adviser for the Fund may not perform to expectations.  This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Investment Risk—When you sell your shares of the Fund, they could be worth less than what you paid for them.  Therefore, as with any mutual fund investment, you may lose some or all of your investment by investing in the Fund.

Fund Performance
Fund performance is not included in this Prospectus because the Fund has not been in existence for a full calendar year.

Management
Investment Adviser
Destra Advisors LLC

Investment Sub-Adviser
Flaherty & Crumrine Incorporated

Portfolio Managers
Flaherty & Crumrine Incorporated
R. Eric Chadwick	Since Fund inception
Donald F. Crumrine	Since Fund inception
Robert M. Ettinger	Since Fund inception
Bradford S. Stone	Since Fund inception

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Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business.  Generally, you may purchase, redeem or exchange shares only through institutional channels, such as financial intermediaries and retirement platforms.  The minimum investment for Class A shares, Class C shares and Class P shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts.  The maximum purchase in Class C shares is $500,000 for any single purchase.  The sales charge and expense structure of Class A shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.  The minimum investment for Class I shares is $1 million for institutional investors.  Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund on a given day.  Accounts offered through an intermediary institution must meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types.

Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions from the Fund held in such a tax-deferred arrangement will be taxed at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another.  Ask your salesperson or visit your financial intermediary’s website for more information.

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Section 2	Additional Information About the Fund

To help you better understand the Fund, this section provides a detailed discussion of the Fund’s investment and risk management strategies.  However, this Prospectus does not describe all of the Fund’s investment practices.  For additional information these matters, please see the Statement of Additional Information, which is available by calling Destra Advisors LLC at (877) 287-9646, writing to Destra Advisors LLC at 901 Warrenville Road, Suite 15, Lisle, IL 60532 or visiting Destra Advisors LLC at destracapital.com.

Additional Information About the Investment Policies and Strategies

The investment objective of the Fund is to seek total return, with an emphasis on high current income.  The Fund’s investment objective may not be changed without shareholder approval.  The Fund’s investment policies may be changed by the Board of Trustees (the “Board”) of the Fund without shareholder approval unless otherwise noted in this Prospectus or the Statement of Additional Information.

Principal Investment Strategies:

80% Policy: The Fund has a policy that will require it to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes in preferred and income-producing securities.  Shareholders will be notified of any changes to this policy at least 60 days in advance of the change and this Prospectus will be supplemented.

Preferred Securities: Preferred securities share many investment characteristics with both bonds and common stock; therefore, the risks and potential rewards of investing in the Fund may at times be similar to the risks of investing in equity-income funds or both equity funds and bond funds.  Similar to bonds, preferred securities, which generally pay fixed or adjustable rate dividends or interest to investors, have preference over common stock in the payment of dividends or interest and the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred securities before paying any dividends on its common stock. On the other hand, like common stock, preferred securities are junior to all forms of the company’s debt, including both senior and subordinated debt, and the company can skip or defer dividend or interest payments for extended periods of time without triggering an event of default.  Further, different types of preferred securities can be junior or senior to other types of preferred securities in both priority of payment of dividends or interest and/or the liquidation of a company’s assets.

Preferred securities can be structured differently for retail and institutional investors, and the Fund may purchase either structure. The retail segment is typified by $25 par securities that are listed on the New York Stock Exchange and which trade and are quoted with accreted dividend or interest income included in the price. The institutional segment is typified by $1,000 par value securities that are not exchange-listed, and which

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trade over-the-counter and are quoted on a “clean” price, i.e., without accrued dividend or interest income included in the price.

While preferred securities can be issued with a final maturity date, others (including most traditional preferred stock) are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without any adverse consequence to the issuer. No redemption can typically take place unless all cumulative payment obligations to preferred security investors have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends or interest payable. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to holders of such securities.

Debt Securities: The Fund may invest in a variety of debt securities, including corporate senior or subordinated debt securities and U.S. government securities. Corporate debt securities are fixed-income securities issued by businesses to finance their operations. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.  Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status.

Non-U.S. Investments: The Fund may invest in U.S. dollar-denominated American Depositary Receipts (ADRs), U.S. dollar-denominated foreign stocks traded on U.S. exchanges and U.S. dollar-denominated and non-U.S. dollar-denominated securities issued by companies organized or headquartered in foreign countries and/or doing significant business outside the United States.  ADRs are receipts issued by a bank or trust company to evidence ownership of the underlying securities issued by non-U.S. companies.

Non-Principal Investment Strategies:

Convertible Securities: The Fund may invest in convertible securities, which have investment characteristics of both bonds and common stocks. Convertible securities typically consist of debt securities or preferred securities that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt securities, or dividends paid or accrued on preferred securities, until the securities mature or are redeemed, converted or exchanged.

Investment Companies:  The Fund may satisfy its principal strategy of investing 80% in preferred and income producing securities by investing in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in securities of the types in which the Fund may invest directly.  The funds may

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invest in the securities of ETFs in excess of the limits imposed under the 1940 Act pursuant to exemptive orders obtained by certain ETFs and their sponsors from the Securities and Exchange Commission. An ETF is a fund that holds a portfolio of securities generally designed to track the performance of a securities index, including industry, sector, country and region indexes. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the fund invests in other investment companies. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs. Securities of other investment companies may be leveraged, in which case the value and/or yield of such securities will tend to be more volatile than securities of unleveraged vehicles.

Hedging: The Fund may use futures, interest rate swaps, total return swaps, credit default swaps, options and other derivative instruments and may short certain securities to hedge some of the risks of its investments in securities, as a substitute for a position in the underlying asset, to reduce transaction costs, to maintain full market exposure (which means to adjust the characteristics of their investments to more closely approximate those of the markets in which they invest), to manage cash flows or to preserve capital.

Temporary Defensive Policy, Cash Equivalents and Short-Term Investments: Under normal conditions, the Fund invests substantially all of its assets with the goal of attaining its investment objective.  The remainder of the Fund’s assets may be held as cash or invested in short-term securities or cash equivalents.  The percentage of the Fund invested in such holdings varies and depends heavily on current market conditions, among other factors.  For temporary defensive purposes and during periods of high cash inflows or outflows, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or it may hold cash.  During such periods, the Fund may not be able to achieve its investment objective.  The Fund may adopt a defensive strategy when the portfolio managers believe securities in which the Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances.  For more information on eligible short-term investments, see the Statement of Additional Information.

Additional Information About the Risks

Risk is inherent in any investment.  Investing in a mutual fund—even the most conservative—involves a number of risks, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment.  Global turbulence in financial markets and reduced liquidity in credit and fixed-income markets may negatively affect a broad range of issuers which could have an adverse effect on the Fund.  Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Fund.  Because of these and other risks, you should consider an investment in the Fund to be a long-term investment.

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Principal Risks:

Market risk: The market values of securities owned by the Fund may decline, at times sharply and unpredictably.  Under normal conditions, markets generally move in cycles over time, with periods of rising prices followed by periods of declining prices.  These fluctuations could be a sustained trend or a drastic movement and the value of your investment may reflect these fluctuations.

Preferred security risk: Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk than those debt instruments.  In addition, preferred securities may be substantially less liquid than many other securities, such as U.S. government securities or common stock.

Generally, preferred security holders have no voting rights with respect to the issuing company. In some cases, preferred security holders may have voting rights if preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of preferred securities issued by trusts or other special purpose entities, holders generally have no voting rights, except (a) if the issuer fails to pay dividends for a specified period of time or (b) if a declaration of default occurs and is continuing. In such an event, preferred security holders generally would have the right to appoint and authorize a trustee to enforce the trust or special purpose entity’s rights as a creditor under the agreement with its operating company.

In certain circumstances, an issuer of preferred securities may redeem the securities prior to their stated maturity date.  While preferred securities are often initially issued with restrictions on their redemption during the first 5-10 years, after that the issuer typically has the right to redeem the security at par value.  For certain types of preferred securities, a redemption may be triggered even earlier by a change in federal income tax or securities laws or in a change in the capital treatment the issuer receives from its regulator or rating agencies. A redemption by the issuer may negatively impact the return of the security held by the Fund.

Generally, preferred securities may be subject to provisions that allow an issuer, under certain conditions, to skip (in the case of “noncumulative” preferred securities) or defer (in the case of “cumulative” preferred securities) distributions. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report such distributions as income for tax purposes even though it is not receiving the cash associated with such distributions.

From time to time, preferred securities have been, and may in the future be, offered having features other than those described herein.  The Fund reserves the right to invest in these securities if the sub-adviser believes that doing so would be consistent with the Fund’s investment objectives and policies.  Because the market for these instruments

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would be new, the Fund may have difficulty disposing of them at a suitable price and time.  In addition to limited liquidity, these instruments may present other risks, such as high price volatility.  The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and proposed regulations could lead to the issuance of new forms of preferred and hybrid preferred securities with features such as automatic equity conversion and/or write downs from par value under certain circumstances.

Credit risk: Credit risk is the risk that an issuer of a debt security will be unable or unwilling to make interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability or willingness to make such payments.  Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  Credit risk may be heightened for the Fund because it may invest in “high yield,” “high risk” or “junk” securities; such securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends and interest and repay principal.

Interest rate risk: Because the Fund invests in fixed income securities, the Fund is subject to interest rate risk. Interest rate risk is the risk that the value of the Fund’s portfolio will decline because of rising interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments. Duration is a common measure of interest rate risk. Duration measures a bond’s expected life on a present value basis, taking into account the bond’s yield, interest payments and final maturity. Duration is a reasonably accurate measure of a bond’s price sensitivity to changes in interest rates. The longer the duration of a bond, the greater the bond’s price sensitivity is to changes in interest rates.

Income risk: The income earned from the Fund’s portfolio may decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called preferred or debt securities, at market interest rates that are below the portfolio’s current earnings rate.

Liquidity risk: The Fund may invest in certain securities that have limited marketability.  If the economy experiences a sudden downturn, it is possible that certain securities held by the Fund will not be able to be sold in sufficient amounts or in a sufficiently timely manner to raise the cash necessary to meet any potentially large redemption requests by fund shareholders.  In addition, the valuation of the Fund’s investments may become more difficult if objective market prices are unavailable.

Concentration risk:  The Fund invests, under normal market conditions, more than 25% of its total assets in companies principally engaged in financial services. For purposes of the proposed concentration policy, a company is “principally engaged” in financial services if it derives at least 50% of its revenue from providing financial services. Financial companies include: commercial banks, industrial banks, savings

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institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.

U.S. and foreign laws and regulations require banks and bank holding companies to maintain minimum levels of capital and liquidity and to establish loan loss reserves. A bank’s failure to maintain specified capital ratios may trigger dividend restrictions, suspensions on payments on subordinated debt and preferred securities, and limitations on growth. Bank regulators have broad authority in these instances and can ultimately impose sanctions, such as imposing resolution authority, conservatorship or receivership, on such non-complying banks even when these banks continue to be solvent, thereby possibly resulting in the elimination of stockholders' equity. Unless a bank holding company has subsidiaries other than banks that generate substantial revenues, the holding company's cash flow and ability to declare dividends may be impaired severely by restrictions on the ability of its bank subsidiaries to declare dividends.

Similarly, U.S. and foreign laws and regulations require insurance companies to maintain minimum levels of capital and liquidity. An insurance company’s failure to maintain these capital ratios may also trigger dividend restrictions, suspensions on payments of subordinated debt, and limitations on growth. Insurance regulators (at the state-level in the United States) have broad authority in these instances and can ultimately impose sanctions, including conservatorship or receivership, on such non-complying insurance companies even when these companies continue to be solvent, thereby possibly resulting in the elimination of shareholders' equity. In addition, insurance regulators have extensive authority in some categories of insurance of approving premium levels and setting required levels of underwriting.

Governmental fiscal and monetary policies and general economic and political conditions can affect the availability and cost of funds to financial services companies, loan demand and asset quality and thereby impact the earnings and financial condition of financial services companies. In addition, the enactment of new legislation and regulation, as well as changes in the interpretation and enforcement of existing laws and regulations, may directly affect the manner of operations and profitability of participants in the financial services sector. Downturns in a national, regional or local economy or in the general business cycle or depressed conditions in an industry, for example, may adversely affect the quality or volume of a bank’s loan portfolio or an insurance company’s investment portfolio, particularly if the portfolio is concentrated in the affected region, industry or market sector. From time to time, general economic conditions have adversely affected financial institutions' energy, agricultural, commercial and/or residential real estate, less-developed country, venture capital, technology, telecommunications, and highly-leveraged loan portfolios.

Since September 2008, the financial services sector experienced unprecedented turbulence. The U.S. economy’s recession, led by the downturn in the housing industry, adversely affected the quality of most financial services companies' loan and securities

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portfolios. In response, U.S. and foreign governments and rating agencies have begun to reassess the quality and levels of capital.

Non-U.S. investment risk: Companies organized or headquartered in foreign countries or U.S. companies with significant non-U.S. operations may be subject to risks in addition to those of companies that principally operate in the United States.  This increased risk is due to potential political, social and economic developments abroad, different regulatory environments and laws, potential seizure by the government of company assets, higher taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, increased price volatility and delays in transaction settlement in some foreign markets.  Other risks include the following:

•	Non-U.S. companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

•	Enforcing legal rights may be difficult, costly and slow in non-U.S. countries and there may be particular problems enforcing claims against non-U.S. governments.

•
Changes in currency exchange rates, which have increased potential for volatility, may affect the value of dividends and interest paid by non-U.S. companies, the value of investments held by the Fund and the accrued income and appreciation and depreciation of such investments, in each case relative to the U.S. dollar; and an increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Fund to decline.  The Fund generally will not seek to hedge may its exposures to foreign currencies but may, at the discretion of the Fund’s sub-adviser, at any time engage in foreign currency hedging activity.  To the extent the Fund does not hedge (or is unsuccessful in seeking to hedge) its foreign currency risk, the value of the Fund’s assets and income could be adversely affected by currency exchange rate movements.

•	Non-U.S. markets may be less liquid and more volatile than U.S. markets.

Non-diversification risk:  Because the Fund is non-diversified, the Fund is exposed to additional market risk.  A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers.  Non-diversified funds are more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests.  The Fund’s relative lack of diversity may subject investors to greater market risk than other more diversified mutual funds.

Securities selection risk: Securities selected by the sub-adviser for the Fund may not perform to expectations.  This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Investment risk: When you sell your shares of the Fund, they could be worth less than what you paid for them.  Therefore, as with any mutual fund investment, you may lose some or all of your investment by investing in the Fund.

Non-Principal Risks:

Market events: Global turbulence in financial markets and reduced liquidity in credit and fixed-income markets may negatively affect a broad range of issuers which could have an adverse effect on the Funds.

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Inflation risk: It is possible that the value of assets or income from investments in the Funds will be less in the future as inflation decreases the value of money.

Derivatives risk: A derivative refers to any financial investment whose value is derived, at least, in part, from the price of another security or a specified index, asset or rate.  There is different, and often greater, risk involved when investing in derivatives than the risk associated with investing directly in the underlying securities or index.  These risks include, but are not limited to, market risk, credit risk, leverage risk, management risk and liquidity risk.  Adverse movements in the price or value of the underlying asset, index or rate can lead to significant losses, which may be magnified by certain features of the derivatives.  These risks are heightened when the management team uses derivatives to enhance the Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.  In addition, when the Fund invests in certain derivative securities, including, but not limited to, when-issued securities, forward commitments, futures contracts and interest rate swaps, it is effectively leveraging its investments, which could result in exaggerated changes in the net asset value of the Fund’s shares and can result in losses that exceed the amount originally invested.  Derivatives can be highly complex and their use within a management strategy can require specialized skills.  Especially when investing in derivatives, there can be no assurance that a given strategy will work as planned or provide the return expected.  The success of the portfolio managers’ derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.  Because of their complex nature, derivatives may lose liquidity in a volatile market, raising the possibility that the Fund will not be able to sell them at a sufficient price or in a timely manner.  Gains or losses from positions in a derivative instrument may be much greater than the derivative’s original cost.

Small fund risk: The Fund currently has less assets than larger funds, and like other relatively small funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time, causing the Fund’s performance to vary from that of the Fund’s model portfolio.  This impact may be positive or negative, depending on the direction of market movement during the period affected.  The Fund does not generally limit large inflows and outflows, but it has policies in place which seek to reduce the impact of these flows where the investment adviser or sub-adviser has prior knowledge of them.

Additional Information About Fees and Expenses

Please refer to the following important information when reviewing the “Fees and Expenses of the Fund” table in the Fund’s Summary Prospectus.

•	“Shareholder Fees” are fees paid directly from your investment and may include sales loads and redemption fees, if applicable.

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•
“Annual Fund Operating Expenses” are paid out of the Fund’s assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting and other shareholder services.  You do not pay these fees directly but, as the example in the Fund’s Summary Prospectus shows, these costs are borne indirectly by all shareholders.

•
The “Management Fees” are the investment advisory fee rate paid by the Fund to Destra.  Refer to “Fund Management” in this Prospectus for additional information with further description in the Statement of Additional Information.

•
“Distribution and Service (12b-1) Fees” include a shareholder servicing fee and/or distribution fee of up to 0.25% for Class A, Class P and Class C shares and a distribution fee of up to 0.75% for Class C shares.  Because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

•
A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A shares bought without an initial sales charge and then redeemed within 18 months of purchase.  The contingent deferred sales charge is not reflected in the example in the Fund’s Summary Prospectus.

•
A contingent deferred sales charge of 1.00% applies on Class C shares redeemed within 18 months of purchase.  The contingent deferred sales charge may be waived for certain investors, as described in “Redemptions.”

•
“Other Expenses” may include administrative fees charged by intermediaries who have entered into agreements with the funds or their service providers for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Fund.  “Other Expenses” may   include short sale dividend expenses. These expenses include dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker.  Such expenses will vary depending on the short sale arrangement, whether the securities the Fund sells short pay dividends or interest, and the amount of such dividends or interest.  While short sale dividend expenses include interest and dividends paid out on short positions and may include stock loan fees, they do not take into account the interest credit the Fund earns on cash proceeds of short sales which serve as collateral for short positions.

•
As described in the “Management Expenses” section of this Prospectus, Destra has contractually agreed to waive its management fee and/or assume other expenses in order to limit the “Total Annual Fund Operating Expenses” of the Fund to certain limits until at least March 31, 2014.

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•
All expenses in the Fund’s “Fees and Expenses of the Fund” table are shown without the effect of expense offset arrangements.  Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Fund Management

The Fund has retained Destra Advisors LLC (“Destra”) to serve as its investment adviser.  Destra, located at 901 Warrenville Road, Suite 15, Lisle, IL 60532, is a wholly-owned subsidiary of Destra Capital Management LLC.  Destra was organized in 2008 to provide investment management, advisory, administrative and asset management consulting services.

The Fund pays to Destra a fee, payable monthly in an annual amount equal to 0.75% of the Fund’s daily net assets. Destra furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, provides personnel, including certain officers required for the Fund’s administrative management and pays the compensation of all officers and Trustees of the Fund who are its affiliates.  As of the date of this Prospectus, the Fund has not commenced operations or paid management fees to Destra.

A discussion of the Board’s consideration and approval of the Management Agreement and the Investment Sub-Advisory Agreement will be available in the Fund’s annual report dated September 30, 2011.

Destra is also responsible for developing the Fund’s investment program and recommending sub-advisers to the Fund’s Board.  In addition, Destra oversees the sub-adviser and reviews the sub-adviser’s performance.

The Fund has retained Flaherty & Crumrine Incorporated (“Flaherty & Crumrine”) to serve as its investment sub-adviser.  Flaherty & Crumrine, located at 301 East Colorado Blvd., Suite 720, Pasadena, California 91101, has specialized in the management of preferred securities portfolios since 1983 and has managed U.S.-registered closed-end funds since 1991, Flaherty & Crumrine Preferred Income Fund (NYSE: PFD), Flaherty & Crumrine Preferred Income Opportunity Fund (NSYE: PFO), Flaherty & Crumrine/Claymore Preferred Securities Income Fund (NYSE: FFC) and Flaherty & Crumrine/Claymore Total Return Fund (NYSE: FLC).  Flaherty & Crumrine had approximately $4.3 billion of assets under management as of February 28, 2011.

R. Eric Chadwick, Donald F. Crumrine, Robert M. Ettinger and Bradford S. Stone serve as the Fund’s portfolio managers and share responsibilities for the day-to-day management of the Fund’s investment portfolio.

•
Mr. Chadwick has managed preferred securities at Flaherty & Crumrine since 1998.  Mr. Chadwick and Mr. Ettinger have the primary responsibility of implementing investment strategies and also act as traders.  He also serves as Chief Financial Officer, Vice President and Treasurer of Flaherty & Crumrine’s

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closed-end funds. Mr. Chadwick earned his B.S. in Economics from the University of Kansas and his M.B.A. from the UCLA Anderson School of Management.

•
Mr. Crumrine co-founded Flaherty & Crumrine in 1983.  He has managed portfolios of preferred securities since 1973 and at Flaherty & Crumrine since 1983.  Mr. Crumrine is actively involved in the day-to-day management of all client portfolios and in client service and marketing efforts. He also serves as Chairman of the Board, Chief Executive Officer and a Director of Flaherty & Crumrine’s closed-end funds.  Mr. Crumrine earned a B.S. in Finance from the University of Southern California and his M.B.A. from the Wharton School at the University of Pennsylvania.

•
Mr. Ettinger has managed preferred securities at Flaherty & Crumrine since 1985.  Mr. Ettinger and Mr. Chadwick have the primary responsibility of implementing investment strategies and act as traders.  He also serves as President of Flaherty & Crumrine’s closed-end funds.  Mr. Ettinger earned his B.A. in Economics from UCLA and his M.B.A. from the Wharton School at the University of Pennsylvania.

•
Mr. Stone joined Flaherty & Crumrine in May 2003 after a 20-year career on Wall Street. Since 2006, he has been a member of the firm’s portfolio management team and is responsible for macroeconomic and quantitative research and analysis. In addition, he directs the credit research group.  He also serves as Vice President and Assistant Treasurer of the U.S. Flaherty & Crumrine funds.  Mr. Stone earned his A.B. in Economics from Dartmouth College and his M.B.A. from Wharton Graduate School of Business.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund is provided in the Statement of Additional Information.

Adviser Performance

The tables and charts below illustrate the historical performance of Flaherty & Crumrine’s Taxable Preferred Securities Composite (No Hedging) (the “Composite”), which consists of all accounts that have substantially similar investment objectives and policies as the Fund.  These accounts are not subject to all of the same investment restrictions, investment inflows and outflows, and distribution requirements as the Fund, which, if applicable, may have adversely affected performance.  These accounts are also not subject to the restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected performance. The investment performance reflected below for the Composite differs from investment performance that may have been previously published by the sub-adviser because the performance information provided below applies the Fund’s expected fees and expenses.

Of course, past performance is no indication of future results, and the tables and charts presented here represent the performance of the Composite and not the performance of the Fund.  Please see destracapital.com for the Fund’s most recent performance information.

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Results are based on fully discretionary accounts under management, including those accounts no longer with the firm.  Composite results are dollar-weighted, based upon beginning period market values, and are asset weighted according to each constituent account’s respective asset size.  This calculation methodology differs from guidelines of the Securities and Exchange Commission for calculating performance of mutual funds, which is based on daily net asset value and is not expressed as a composite.

Annualized Total Returns
Periods Ended February 28, 2011
	1 Year	3 Years	5 Years	10 Years
Flaherty & Crumrine Composite, Net of Fees	12.0%	11.7%	6.8%	6.7%
Flaherty & Crumrine Composite, Gross of Fees	19.1%	15.2%	9.6%	8.9%
50% BofA Merrill Lynch 8% Constrained Corporate U.S. Capital Securities Index	13.9%	5.9%	4.0%	6.1%
and 50% BofA Merrill Lynch 8% Capped Hybrid Preferred Securities Index
Barclays Long U.S. Corporate Index	10.0%	8.8%	6.1%	7.2%
S&P 500 Index	22.6%	2.2%	2.9%	2.6%

The BofA Merrill Lynch 8% Constrained Corporate U.S. Capital Securities Index is a subset of the BofA Merrill Lynch Corporate All Capital Securities Index that contains securities issued by US corporations. The index includes investment grade fixed rate or fixed-to-floating rate $1,000 par securities that receive some degree of equity credit from the rating agencies or their regulators and with issuer concentration capped at a maximum of 8%.

The BofA Merrill Lynch 8% Capped Hybrid Preferred Securities Index is a subset of the BofA Merrill Lynch Fixed Rate Preferred Securities Index that contains all subordinated constituents of the fixed rate index with a payment deferral feature and with issuer concentration capped at a maximum of 8%.  The fixed rate index includes investment grade DRD eligible and non-DRD eligible preferred stock and senior debt.

The Barclays Long U.S. Corporate Index is a subset of the Barclays U.S. Corporate Investment Grade Index that contains publicly issued U.S. corporate securities and global issues that are SEC-registered. The index includes investment grade fixed rate securities in the industrial, utility, and finance sectors.

The S&P 500 is a capitalization-weighted index of 500 stocks.  The index is designed to measure performance of a broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

As of February 28, 2011, the Flaherty & Crumrine Composite consisted of eight accounts totaling approximately $1.3 billion in assets. Performance represents the Composite’s returns less the Destra Preferred and Income Securities Fund’s Class A maximum operating expenses of 1.60%. Performance on offer price also assumes deduction of the maximum Class A sales charge of 4.50%. These returns would be different for Class C, Class P and Class I shares because of their different sales charges and operating expenses. You cannot invest directly in the Composite or in any of the indexes referenced above.

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Section 3	Shareholder Information

Valuation of Shares

The price of the Fund’s shares is based on its net asset value (“NAV”) per share.  NAV is calculated for each class of the Fund by taking the value of the class’ total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding for that class.  The result, rounded to the nearest cent, is the NAV per share.  NAV is determined as of the close of trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. However, the NAV may be calculated earlier if trading on the NYSE  is restricted, or as permitted by the SEC. The value of the Fund’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund’s shares. All valuations are subject to review by the Fund’s Board or its delegate.

All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agents. For Class A shares, the public offering price includes any applicable initial sales charge. For Class A shares and Class C shares, the price you pay to sell shares is also the NAV, however, a contingent deferred sales charge may be taken out of the proceeds. In order to receive a day’s price, your order must be received in good order by the Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of shares.

Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board.  Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security whose trading was halted; and (iv) pricing of a non-valued security and a restricted or non-public security.  While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.  As a general principle, the current “fair value” of a security is the amount that the owner might reasonably expect to receive for it upon its current sale.  The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity

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securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Due to the subjective nature of fair value pricing, the Fund’s value for a particular security may be different from the last quoted market price.  Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Fund’s portfolio securities and the reflection of such change in the Fund’s NAV, as further described in the “Frequent Trading” section of this Prospectus.  While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as “stale pricing”).  Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques.  To the extent that the Fund’s valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling shares of the Fund may dilute the NAV of the Fund, which negatively impacts long-term shareholders.  The Fund’s fair value pricing and frequent trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor.  Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers.  The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

Share Classes

The Fund offers four classes of shares, each representing an interest in the same portfolio but with differing sales charges, fees, eligibility requirements and other features.  It is important to consult with your financial intermediary representative for additional information on which classes of shares, if any, are an appropriate investment choice.  Certain financial intermediaries may not offer the Fund or all classes of shares.  Contact your financial intermediary or refer to your plan documents for instructions on how to purchase, exchange, or redeem shares.  The Fund is only available to U.S. citizens or residents.

If your financial intermediary offers more than one class of shares, you should carefully consider which class (or classes) of shares is appropriate for your investments objectives

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and needs.  Certain classes have higher expenses than others, which may lower the return on your investment.  For further details, please see the Statement of Additional Information.

Class A Shares

Class A shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms and retirement platforms.  Class A shares may be offered without an initial sales charge through certain retirement platforms and through certain financial intermediary platforms.  Shares are traditionally offered without an initial sales charge to fee-based broker-dealers or financial advisors, primarily on their wrap account platforms where such broker-dealers or financial advisors impose additional fees for services connected to the wrap account.  Class A shares allow for payment of up to 0.25% of net assets to financial intermediaries for providing distribution, or other, shareholder services to their clients.  In addition, Class A shares allow for payment to financial intermediaries for providing administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients.

The Class A shares sales charges are as follows:
Initial sales charge on purchases	Up to 4.50%* • Reduction for purchases of $100,000 or more • Waived for purchases of $1 million or more
Deferred sales charge (“CDSC”)	None except on certain redemptions of shares purchased without an initial sales charge*
Minimum initial investment	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	Up to 0.25% annual shareholder servicing fee

*	May be waived under certain circumstances.

Class C Shares

Class C shares are not currently available for purchase.  Class C shares will generally be offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms and retirement platforms.  Class C shares allow for the payment of up to 0.75% of net assets to financial intermediaries for the provision of distribution services and up to 0.25% of net assets for the provision of shareholder services on behalf of their clients.  Class C shares also allow for the payment of fees to financial intermediaries for providing administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients.

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The Class C shares sales charges are as follows:
Initial sales charge on purchases	None
Deferred sales charge (“CDSC”)	1.00% on shares redeemed within 18 months of purchase*
Minimum initial investment	$2,500
Maximum purchase	$500,000
Minimum aggregate account balance	None
12b-1 fee	1.00% annual fee (up to 0.75% distribution fee and up to 0.25% shareholder servicing fee); higher annual operating expenses than Class A shares because of higher 12b-1 fee

*	May be waived under certain circumstances.

Class P Shares

Class P shares are not currently available for purchase.  Class P shares will be available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms and certain retirement platforms.  For financial intermediaries who operate supermarket platforms, Class P shares may be available through such platforms pursuant to an agreement between the intermediary and Destra.Class P shares allow for payment of up to 0.25% of net assets to financial intermediaries for providing distribution, or other, shareholder services to their clients.  Class P shares also allow for the payment of fees to financial intermediaries for providing administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients.

Class I Shares

Class I shares (available only to investors listed below).  The following investors may purchase Class I shares if approved by Destra:

•	qualified retirement plans that are clients of third-party administrators that have entered into agreements with Destra and offer institutional share class pricing (no sales charge or 12b-1 fee);

•
bank trust departments and trust companies that have entered into agreements with Destra and offer institutional share class pricing to their clients (if another retirement plan of the sponsor is eligible to purchase Class I shares);

•	college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code;

•	other Destra investment products;

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•
investors purchasing shares through an asset-based fee program which regularly offers institutional share classes and which is sponsored by a registered broker-dealer or other financial institution that has entered into an agreement with Destra;

•	clients of a financial representative who are charged a fee for consulting or similar services;

•	corporations, endowments, and foundations that have entered into an arrangement with Destra; and

•
fee-paying clients of a registered investment advisor (RIA) who initially invests for clients an aggregate of at least $100,000 in Destra funds through a fund “supermarket” or other mutual fund trading platform sponsored by a broker-dealer or trust company of which the RIA is not an affiliated or associated person and which has entered into an agreement with Destra.

Trust companies or bank trust departments that purchased Class I shares for trust accounts may transfer them to the beneficiaries of the trust accounts, who may continue to hold them or exchange them for Class I shares of other Destra funds.  Class I shares allow for the payment of fees to financial intermediaries for providing administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients.

Distribution, Servicing and Administrative Fees

Distribution and Shareholder Servicing Plans

In accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Fund has adopted shareholder servicing plans for Class A shares, Class C shares and Class P shares (the “Class A Plan,” “Class C Plan” and “Class P Plan,” respectively, or collectively the “Plans”).  Under the Plans, the Fund may pay Destra Investments LLC (“Destra Investments”), the Fund’s distributor, a fee for the sale and distribution and/or shareholder servicing of Class A shares, Class C shares and Class P shares based on average daily net assets of each, up to the following annual rates:

Class	Maximum annual 12b-1 Fee for the Fund
Class A shares	0.25%
Class C shares	1.00% *
Class P shares	0.25%

*	Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder services.

Under the terms of the Plans, the Fund is authorized to make payments to Destra Investments for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors and other financial intermediaries, as compensation for

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distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund.

Such financial intermediaries may from time to time be required to meet certain criteria in order to be eligible receive 12b-1 fees.  Under the adopted Class C Plan, Destra Investments is entitled to retain all fees paid for the first 12 months on any investment in Class C shares in order to recoup prior expenses incurred with respect to the payment of commissions on sales of Class C shares.  Accordingly, financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C shares.  Notwithstanding Destra Investment’s right to retain these fees, it may, pursuant to a written agreement between Destra Investments and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C shares.  Destra Investments is entitled to retain some or all fees payable under the Plans in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.  Because 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

Administrative Fees

For Class A shares, Class C shares, Class P shares and Class I shares, certain intermediaries pursuant to an agreement with the Funds or their service providers may charge administrative fees for certain services such as recordkeeping, subaccounting, order processing for omnibus or networked accounts or other shareholder services provided by intermediaries on behalf of the shareholders of the Fund.  Order processing which may be subject to such administrative fees includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, as well as those processed on a manual basis.  Because the form and amount charged varies by intermediary, the amount of the administrative fees borne by the class is an average of all fees charged by applicable intermediaries.  In the event an intermediary receiving payments from Destra Investments on behalf of the Fund converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the shares of the Fund may increase.

The Fund anticipates that the operating expenses for the Class P shares will be in excess of the operating expenses for the other share classes due to the services provided to the Class P shares that are not provided to the other share classes.  Accordingly, the Fund may pay an annual administrative fee for Class P shares for certain administrative services, including but not limited to retirement platform fees or other shareholder services provided by intermediaries on behalf of the shareholders of the Fund.  These administrative fees are paid by the shares of the Fund to Destra Investments, who then reimburses eligible intermediaries.

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Purchases

Generally, purchases of Class A shares and Class C shares may only be made through institutional channels such as financial intermediaries and retirement platforms. Purchases of Class P shares may be made only through financial intermediaries.  Generally, purchases of Class I shares may only be made through financial intermediaries and by certain institutional investors.  Contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements.  Your financial intermediary may charge you a separate or additional fee for processing purchases of shares.  The Fund has only authorized certain financial intermediaries to receive purchase orders on the Fund’s behalf.  As discussed under “Payments to Financial Intermediaries,” Destra and its affiliates, pursuant to agreements with certain intermediaries, may pay commissions or fees to those intermediaries for their role in the attraction and retention of shareholders to the Fund.  When considering Fund recommendations made by these intermediaries, you should consider such arrangements.

Because the Fund is not intended for frequent trading, the Fund reserves the right to reject any purchase order, including exchange purchases, for any reason.  For more information about the Fund’s policy on frequent trading, refer to “Frequent Trading.”

In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program.  In addition to your full name, and date of birth, you will be required to provide your social security number and permanent street address to assist in verifying your identity.  Some financial intermediaries may also require that you provide other documents that help to establish your identity.  Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases or even close an account if they are unable to verify a shareholder’s identity.  Please contact your financial intermediary if you need assistance when completing your application or would like to receive additional information regarding the USA PATRIOT Act or the intermediary’s Anti-Money Laundering Program.

Minimum and Maximum Investment Requirements

There is a $2,500 minimum investment requirement per Fund account for the purchase of Class A shares, Class C shares and Class P shares; however, certain tax-deferred retirement accounts or UGMA/UTMA accounts are subject to a $500 minimum.  Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information.  Accounts which are a part of certain wrap programs may not be subject to these minimums.  Investors should refer to their intermediary for additional information.

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There is a $1 million minimum investment requirement for institutional investors purchasing Class I shares.  Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the same Fund.  Accounts offered through an intermediary institution must meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types.  Directors, officers and employees of Destra and its affiliates, as well as Trustees and officers of the Fund, may purchase Class I shares through certain financial intermediaries’ institutional platforms.  For more information about this program and eligibility requirements, please contact a Destra representative at (877) 287-9646. There may be exceptions to these minimums for certain tax-deferred, tax-qualified and retirement plans and accounts held through wrap programs.  For additional information, contact your intermediary, plan sponsor, administrator or a Destra representative.

If your Fund account is valued at less than $100, other than as a result solely of depreciation in share value, the Fund may request that your financial intermediary close your account.  The Fund reserves the right to make such a request annually, however, certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries.  You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed.  You may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum.  Please note that you may incur a tax liability as a result of a redemption upon closure of your account.

There is a $500,000 maximum on any single purchase of Class C shares.  For investors who wish to purchase more than $500,000 worth of shares, the sales charge and expense structure of Class A shares may be more advantageous.

The Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.

Periodic Purchase Plan

You may arrange for periodic purchases by authorizing your financial intermediary to debit the amount of your investment from your bank account on a day or days you specify.  Contact your financial intermediary or a Destra representative, if applicable, for details.  Not all financial intermediaries offer this plan.

Initial Sales Charge

Class A Shares

The initial sales charge imposed on the purchase of Class A shares is based on the amount invested, as set forth in the table below.  The proceeds of any applicable sales charge are allocated between Destra Investments and your financial intermediary.  The table below sets forth the amount of the applicable sales charge as a percentage of offering price and net amount invested.  The dollar amount of your initial sales charge is

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calculated as the difference between the public offering price and the net asset value of those shares.  Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.

	Class A Shares Sales Charge as a Percentage of:
Amount of Purchase at Offering Price	Offering Price(1)	Net Amount Invested	Amount of Sales Charge Reallowed to Financial Intermediaries as a Percentage of Offering Price
Less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.25%
$250,000 but less than $500,000	2.75%	2.83%	2.25%
$500,000 but less than $1,000,000	2.25%	2.30%	1.75%
$1,000,000 or more	None(2)	None	None(3)
(1) Offering Price includes the initial sales charge.
(2) A contingent deferred sales charge of 1.00% may apply to Class A shares purchased without an initial sales charge if redeemed within 18 months of purchase.
(3) Destra Investments may pay financial intermediaries commissions on purchases of Class A shares as follows:
•	1.00% on amounts from $1,000,000 to $4,000,000;
•	plus 0.50% on amounts greater than $4,000,000 to $10,000,000;
•	plus 0.25% on amounts over $10,000,000.
The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.

Qualifying for a Reduction or Waiver of Class A Shares Sales Charge

You may be able to lower or eliminate your sales charge on Class A shares under certain circumstances.  For example, when purchasing new Class A or Class C shares, you can combine Class A shares and Class C shares you already own (either in this Fund or certain other Destra funds) with your current purchase to take advantage of the breakpoints in the sales charge schedule as set forth above.  The circumstances under which you may combine such ownership of shares and purchases are described below.  If you would like more information on aggregating shares to take advantage of the breakpoints, please contact your financial intermediary.

Class A shares of the Fund may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age): (i) registered representatives and other employees of intermediaries that have selling agreements with Destra Investments to sell Class A shares; (ii) directors, officers and employees of Destra

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Capital Management LLC and its affiliates; and (iii) Trustees and officers of the Fund.  Additionally, certain financial intermediaries have entered into an agreement with Destra Investments that allows the waiver of the initial sales charge on purchases of Class A shares.  In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint.  These other accounts may include the accounts described under “Aggregating Accounts.”  It is possible that your financial intermediary will require documentation, such as an account statement, to prove that the accounts are eligible for aggregation.  The Letter of Intent described below requires historical cost information in certain circumstances.  You should retain records necessary to show the price you paid to purchase Fund shares, as the Fund, their agents, or your financial intermediary may not retain this information.

Right of Accumulation.  You may purchase Class A shares of the Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day’s net asset value (net amount invested) of all eligible shares (as set forth herein) and applying the sales charge applicable to such aggregate amount.  Shares eligible for aggregation include Class A shares of the Fund and of certain other classes (Class A shares and Class C shares) of Destra funds then held by you, or held in accounts identified under “Aggregating Accounts.”  In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of initial purchase of shares that qualify for the right of accumulation to permit verification that the purchase qualifies for the reduced sales charge.  The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent.  You can also reduce the sales charge on the purchase of Class A shares by signing a Letter of Intent indicating your intention to purchase $100,000 or more of Class A shares (including Class A shares in other series of the Destra funds)  over a 13-month period.  The term of the Letter of Intent will commence upon the date you sign the Letter.  In order to apply purchases towards the intended amount, you must refer to such Letter when placing all orders.

When calculating the applicable sales charge to a purchase pursuant to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes: (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A shares acquired during the term of the Letter of Intent; minus (ii) the value of any redemptions of Class A shares made during the term of the Letter of Intent.  Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal.  A portion of shares purchased may be held in escrow to pay for any applicable sales charge.  If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed.  Please contact your financial intermediary to obtain a Letter of Intent application.

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Aggregating Accounts.  In calculating the applicable breakpoint and sales charge on large purchases or those made through the exercise of a Letter of Intent or right of accumulation, investments made by you (and your spouse and children under age 21) on any given day may be aggregated if made for your own account(s) and/or certain other accounts such as: trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased); solely controlled business accounts; and single participant retirement plans.  To receive a reduced sales charge under the right of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse and your children under age 21 have at the time of your purchase.

You may access information regarding sales loads, breakpoint discounts and purchases of the Fund’s shares, free of charge, and in a clear and prominent format, on our website at destracapital.com, and by following the appropriate hyperlinks to the specific information.

Commission on Class C Shares

Destra Investments may pay to your financial intermediary a commission rate of 1.00% of the net asset value of the Class C shares purchased.  Service providers to qualified plans will not be eligible to receive this commission if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C shares.

Exchanges

Contact your financial intermediary (the Fund’s transfer agent at (877) 287-9646 for Class I shares) or consult your plan documents for information on exchanging into other funds in the Destra family of funds.  As with any investment, be sure to read the prospectus of the Fund into which you are exchanging.  An exchange from one fund to another is generally a taxable transaction (except for certain tax-deferred accounts).  Exchanges are subject to the following conditions:

•	You may generally exchange shares of the Fund for shares of the same class of any other fund in the Destra family of funds offered through your financial intermediary or qualified plan.
•	You must meet the minimum investment amount for the Fund.
•	The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.
•
For Class P shares and Class I shares, an exchange of shares from the Fund held for 90 days or less may be subject to the Fund’s redemption fee.  For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, refer to “Redemption Fee.”

•
The exchange privilege is not intended as a vehicle for short-term or frequent trading.  The Fund may suspend or terminate your exchange privilege if you make more than one round trip in the Fund in a 30-day period and may bar future purchases in the Fund or other Destra funds.  The Fund will work with

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intermediaries to apply the Fund’s exchange limit.  However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts.  For more information about the Fund’s policy on frequent trading, refer to “Frequent Trading."

Waiver of Sales Charges

The sales charge will be waived on any Class A shares received through an exchange of Class A shares of another fund of the Destra family of funds.  Class A shares or Class C shares received through an exchange of Class A shares or Class C shares, respectively, of another fund of the Destra family of funds will not be subject to any applicable CDSC at the time of the exchange.  Any CDSC applicable to redemptions of Class A shares or Class C shares will continue to be measured on the shares received by exchange from the date of your original purchase.  For more information about the CDSC, please refer to “Redemptions.” Unlike Class A shares, Class C shares do not have any front-end sales charges; however, their higher annual operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

Redemptions

Generally, redemptions may only be effected only through financial intermediaries, retirement platforms and certain institutional investors, as applicable and describe above.  It is possible that your financial intermediary charges a processing or service fee in connection with the redemption of shares.  Contact your financial intermediary or refer to the appropriate plan documents for details.

Shares of the Fund are redeemable on any business day on which the Fund’s NAV is calculated.  Redemptions are duly processed at the NAV next calculated after receipt of the redemption order by the Fund or its agents.  Redemption proceeds, less any applicable CDSC for Class A shares or Class C shares or any applicable redemption fee for Class P shares and Class I shares, will normally be sent seven calendar days following receipt of the redemption order.

The Fund reserves the right to postpone payment of redemption proceeds for up to seven (7) calendar days.  Additionally, the right to require the Fund to redeem their shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

If your Fund account is valued at less than $100, other than as a result solely of depreciation in share value, the Fund may request that your financial intermediary close your account.  The Fund reserves the right to make such a request annually, however, certain accounts held through intermediaries may not be subject to closure due to the

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policies of the intermediaries.  You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed.  You may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum.  Please note that you may incur a tax liability as a result of a redemption upon closure of your account.

Redemptions In-Kind

Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of the Fund, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

Periodic Withdrawal Plan

You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify.  Any resulting CDSC for Class A shares or Class C shares may be waived through financial intermediaries that have entered into an applicable agreement with Destra Investments.  The maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account.  Certain other terms and conditions, including minimum amounts, may apply.  Contact your financial intermediary, or a Destra representative for Class I shares, for details.  Not all financial intermediaries offer this plan.

Class A Shares and Class C Shares CDSC

A 1.00% CDSC may be deducted with respect to Class A shares purchased without an initial sales charge if redeemed within 18 months of purchase, unless any of the listed CDSC waivers apply.  A 1.00% CDSC will be deducted with respect to Class C shares redeemed within 18 months of purchase, unless a CDSC waiver applies.  The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A shares or Class C shares redeemed, as applicable.

CDSC Waivers

There are certain cases in which you may be exempt from a CDSC charged to Class A shares and Class C shares.  Among others, these include:

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•	Upon the death or disability of an account owner;
•	Retirement plans and certain other accounts held through a financial intermediary that has entered into an agreement with Destra Investments to waive CDSCs for such accounts;
•	Retirement plan shareholders taking required minimum distributions;
•	The redemption of Class A shares or Class C shares acquired through reinvestment of Fund dividends or distributions;
•
The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A shares or Class C shares during the period during which the CDSC applied; or

•	If the Fund chooses to liquidate or involuntarily redeem shares in your account.

To keep the CDSC as low as possible, Class A shares or Class C shares not subject to any CDSC will be redeemed first, followed by shares held longest.

Class A Shares Reinstatement Privilege

After you have redeemed Class A shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption date at the current NAV (without an initial sales charge).  You will not be reimbursed for any CDSC paid on your redemption of Class A shares.

Class P Shares and Class I Shares Redemption Fee

Redemptions (and exchanges) of Class P shares and Class I shares from the Fund held for 90 days or less may be subject to the Fund’s redemption fee equaling 2.00% of the net asset value of redemption proceeds.  This fee is paid directly to the Fund rather than to Destra and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact and other costs associated with changes in the Fund’s asset level and cash flow due to short-term money movements in and out of the Fund.

Certain intermediaries have agreed to charge the Fund’s redemption fee on their customers’ accounts.  In this case, the amount of the fee and the holding period will generally be consistent with the Fund’s.  However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may differ in some respects from the Fund’s.

The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans; (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers’ accounts; and (iv) certain intermediaries that do not have or report to the Fund sufficient information to impose a redemption fee on their customers’ accounts.

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In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) redemptions through an automated systematic withdrawal or exchange plan; (vi) redemptions by participants of an employer-sponsored automatic enrollment 401(k) plan who properly elect a refund of contributions within 90 days of being automatically enrolled in such plan; (vii) involuntary redemptions imposed by Destra; and (viii) reinvested distributions (dividends and capital gains).  For same-fund share class exchanges, no redemption fee will be applied based on the exchange transaction.  However, to the extent an intermediary is applying a redemption fee, the redemption fee will be imposed on a subsequent underlying shareholder-initiated sale of shares after the exchange.  When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers’ accounts, different or additional exemptions may be applied by the financial intermediary.  Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries.  Contact your financial intermediary, a Destra representative at (877) 287-9646 for Class I shares, or refer to your plan documents for more information on whether the redemption fee is applied to your shares.

In addition to the circumstances previously noted, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading.  In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.  If there is a material change to the Fund’s redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.

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Section 4	Shareholder Information

Distributions

In order to avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund’s income from certain dividends, interest and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as “qualified dividend income,” which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within the Fund.

Distribution Schedule

Dividends from net investment income are normally declared and distributed quarterly and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well.  The date you receive your distribution may vary depending on how your intermediary processes trades.  Please consult your intermediary for details.

How Distributions Affect the Fund’s NAV

Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held.  Dividends and net capital gains that have not yet been distributed are included in the Fund’s daily NAV.  The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations.  For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share.  If the Fund’s share price was $10.00 on December 30, the Fund’s share price on December 31 would be $9.75, barring market fluctuations.  You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

Taxes

As with any investment, you should consider the tax consequences of investing in the Fund.  Any tax liabilities generated by your transactions are your responsibility and not the Fund’s or the intermediaries’. The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund.  You should consult your tax adviser if you have any questions.  Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

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Non-U.S. Income Tax Considerations

Investment income that the Fund receives from its non-U.S. investments may be subject to non-U.S. income taxes, which generally will reduce Fund distributions. However, the United States has entered into tax treaties with many non-U.S. countries that may entitle you to certain tax benefits.

Taxes and Tax Reporting

The Fund will make distributions that may be taxed as ordinary income (which may be taxable at different rates, depending on the sources of the distributions) or capital gains (which may be taxable at different rates, depending on the length of time the Fund holds its assets). Dividends from the Fund’s long-term capital gains are generally taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. However, certain ordinary income distributions received from the Fund that are determined to be qualified dividend income may be taxed at tax rates equal to those applicable to long-term capital gains. The tax you pay on a given capital gains distribution depends generally on how long the Fund has held the portfolio securities it sold. It does not depend on how long you have owned your Fund shares. Dividends generally do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your Fund shares, you will receive the statement from that firm. If you hold your shares directly with the Fund, the Fund’s transfer agent will send you the statement on the Fund’s behalf. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange of shares between Destra funds is generally the same as a sale.

Please note that if you do not furnish your Fund with your correct Social Security number or employer identification number, federal law requires the Fund to withhold federal income tax from your distributions and redemption proceeds at the then current rate.

Please consult the statement of additional information and your tax advisor for more information about taxes.

Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable dividend is commonly known as “buying the dividend.” The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.

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Foreign Tax Credit

A regulated investment company more than 50% of the value of whose assets consists of stock or securities in foreign corporations at the close of the taxable year may, for such taxable year, pass the regulated investment company’s foreign tax credits through to its investors.

Payments to Financial Intermediaries

From its own assets, Destra or its affiliates may pay selected brokerage firms or other financial intermediaries that sell shares of the Destra funds for distribution, marketing, promotional, or related services.  Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors.  The amount of these payments is determined from time to time by Destra, may be substantial and may differ for different financial intermediaries.  Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares.

Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.”  Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges.  The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Destra funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge.  Destra and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Destra’s marketing efforts, access to sales personnel and the anticipated profitability of sales through the institutional relationship.  These factors may change from time to time.  Broker-dealer firms currently receiving or expected to receive these fees are listed in the Statement of Additional Information.

In addition, for all shares, Destra Investments or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers and other financial intermediaries for providing other marketing or distribution-related services.  Destra Investments may also pay fees, from their own assets, for recordkeeping, subaccounting, transaction processing and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation or other means) in connection with investments in the Destra funds.  These fees are in addition to any fees that may be paid by the Destra funds for these types of services or other services.

Destra or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for

35

marketing materials, sales reporting or business building programs for such intermediaries to raise awareness of the Fund.  Such payments may be in addition to, or in lieu of, sales-based, asset-based and transaction-based payments.  These payments are intended to promote the sales of Destra funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings and training efforts about the Destra funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services and maintain the necessary infrastructure to make the Destra funds available to their customers.

The receipt of (or prospect of receiving) sales-, asset- and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Destra funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Destra funds’ shares over sales of another of Destra funds’ share class.  The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Destra funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Destra funds in various ways within such financial intermediary’s organization.

The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Destra fund receives to invest on behalf of the investor.  You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Fund and when considering which share class of the Fund is most appropriate for you.  Please contact your financial intermediary or plan sponsor for details on such arrangements.

Availability of Portfolio Holdings Information

The Disclosure of Portfolio Holdings Policies and Procedures adopted by Destra and all mutual funds managed within the Destra fund complex are designed to be in the best interests of the Fund and to protect the confidentiality of the Fund’s portfolio holdings.  The following describes policies and procedures with respect to the disclosure of portfolio holdings.
•
Full Holdings.  The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to Fund shareholders.  These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Destra representative at (877) 287-9646 (toll free).  Portfolio holdings (excluding cash investments, derivatives, short positions and other investment positions), consisting of at least the names of the holdings, are generally available on a

36

calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter at destracapital.com.

•
Top Holdings.  The Fund’s top portfolio holdings or entire portfolio, in order of position size and as a percentage of the Fund’s entire portfolio, are available monthly with a 30-day lag and on a calendar quarter-end basis with a 30-day lag.

•
Other Information.  The Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization and asset allocation), top performance contributors/detractors and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 30-day lag.

Full portfolio holdings will remain available on the Destra website at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current.  The Fund discloses its short positions, if applicable, only to the extent required in regulatory reports.  Destra may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Destra funds.  Under extraordinary circumstances, exceptions to the Disclosure of Portfolio Holdings Policies and Procedures may be made by Destra’s Chief Investment Officer(s) or their delegates.  Such exceptions may be made without prior notice to shareholders.  A summary of the Fund’s portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund’s Statement of Additional Information.

Frequent Trading

Frequent Trading Policies and Procedures

The Board has adopted policies and procedures with respect to short-term and frequent trading of Fund shares (“frequent trading”).  The Fund is intended exclusively for long-term investment and will take reasonable steps to attempt to detect and deter short-term and frequent trading.  Transactions placed in violation of the Fund’s exchange limits or frequent trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.  In enforcing these policies and procedures, the trading history of accounts determined to be under common ownership or control within any of the Destra funds may be considered.  As described below, however, the Fund may not be able to identify all instances of frequent trading or completely eliminate the possibility of frequent trading.  In particular, it may be difficult to identify frequent trading in certain omnibus accounts and other accounts traded through intermediaries.  By their nature, omnibus accounts, in which purchases and redemptions of the Fund’s shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents.  This makes the elimination of frequent trading in the accounts impractical without the assistance of the intermediary.

Among other safeguards, the Fund attempts to deter frequent trading through the following methods:

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•	exchange limitations as described under “Exchanges;”
•	trade monitoring;
•	fair valuation of securities as described under “Pricing of Fund Shares;” and
•	redemption fees as described under “Redemption Fee” (where applicable on certain classes of the Fund).

Generally, a purchase and redemption of shares from the Fund within 30 days (a “round trip”) may result in enforcement of the Fund’s frequent trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

The Fund constantly monitors for patterns of shareholder frequent trading.  Any investor who makes more than one round trip in the Fund over a 90-day period may be subject to suspension or termination of such investor’s exchange privileges.  The Fund may also bar future purchases into the Fund and other Destra funds by such investor.  The Fund’s frequent trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Destra funds by a Destra “fund of funds,” which is a fund that primarily invests in other Destra mutual funds.

The Fund’s Board may approve from time to time a redemption fee to be imposed by any Destra fund, subject to 60 days’ notice to shareholders of the Fund.

Omnibus transactions placed through a financial intermediary for numerous investors may cause such investors to be treated as a group for purposes of the Fund’s frequent trading policies and procedures and may be rejected in whole or in part by the Fund.  The Fund, however, cannot always identify or reasonably detect frequent trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts.  Because certain intermediaries transmit purchase, exchange and redemption orders to the Fund as a net aggregation of numerous investor orders, the Fund may have difficulty curtailing such activity.  Transactions accepted by a financial intermediary in violation of the Fund’s frequent trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

In an attempt to detect and deter frequent trading in omnibus accounts, the Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries.  Such restrictions may include, but are not limited to: requiring that trades be placed by U.S. mail; prohibiting future purchases by investors who have recently redeemed Fund shares; requiring intermediaries to report information about customers who purchase and redeem large amounts; and other similar restrictions.  The Fund’s ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.  Certain transactions in fund shares, such as periodic rebalancing through intermediaries (no more frequently than every 60 days) or those which are made pursuant to systematic

38

purchase, exchange, or redemption programs generally do not raise frequent trading concerns and normally do not require application of the Fund’s methods to detect and deter frequent trading.

The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund.  For example, the Fund may refuse a purchase order if the Fund’s portfolio managers and/or investment personnel believe they would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

The Fund’s policies and procedures regarding frequent trading may be modified at any time by the Fund’s Board.

Frequent Trading Risks

Frequent trading may present risks to the Fund’s long-term shareholders and investment objectives.  Frequent trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders.

Funds that invest in foreign securities may be at a greater risk for frequent trading.  Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “price arbitrage”).  Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as “stale pricing”).  Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques.  To the extent that the Fund’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders.  Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s ‘exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

Although the Fund takes steps to detect and deter frequent trading pursuant to the policies and procedures described in this Prospectus and approved by the Board, there is no assurance that these policies and procedures will be effective in limiting frequent trading in all circumstances.  For example, the Fund may be unable to completely eliminate the possibility of frequent trading in certain omnibus accounts and other accounts traded through intermediaries.  Omnibus accounts may effectively conceal the identity of

39

individual investors and their transactions from the Fund and its agents.  This makes the Fund’s identification of frequent trading transactions in the Fund through an omnibus account difficult and makes the elimination of frequent trading in the account impractical without the assistance of the intermediary.  Although the Fund encourages intermediaries to take necessary actions to detect and deter frequent trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of frequent trading.  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to frequent trading in the Fund.

Shareholder Communications

Your financial intermediary or plan sponsor (or the Fund’s transfer agent, if you hold shares directly with the Fund) is responsible for sending you periodic statements of all transactions, along with trade confirmations and tax reporting, as required by applicable law.

Your financial intermediary or plan sponsor (or the Fund’s transfer agent, if you hold shares directly with the Fund) is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you have authorized for investment.  These reports show the Fund’s investments and the market value of such investments, as well as other information about the Fund and its operations.  Please contact your financial intermediary or plan sponsor (or Destra, if you hold shares directly with the Fund) to obtain these reports.  The Fund’s fiscal year ends on September 30.

Fund Service Providers

The custodian of the assets of the Fund is The Bank of New York Mellon, One Wall Street, New York, New York 10286.  The custodian also provides certain accounting services to the Fund.  The Fund’s transfer, shareholder services and dividend paying agent, BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Several additional sources of information are available to you, including the codes of ethics adopted by the Fund, Destra and Destra Investments.  The Statement of Additional Information, incorporated by reference into this Prospectus, contains detailed information on the policies and operation of the Fund included in this Prospectus.  Additional information about the Fund’s investments will be is available in the annual and semi-annual reports to shareholders.  In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during their last fiscal year.  The Fund’s most recent Statement of Additional Information and certain other information are available free of charge by calling Destra at (877) 287-9646, on the Fund’s website at destracapital.com or through

40

your financial advisor.  Shareholders may call the toll free number above with any inquiries.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission.  The SEC may charge a copying fee for this information.  Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 551-8090 for room hours and operation.  You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549-1520.

The Fund is a series of Destra Investment Trust II, whose Investment Company Act file number is 811-22523.

41

Prospectus

April 15, 2011

Destra Focused Equity Fund

Class	Ticker Symbol
Class A
Class C
Class P
Class I

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

Section 1	Fund Summary	1
Destra Focused Equity Fund		1
Section 2	Additional Information About the Fund	5
Additional Information About the Investment Policies and Strategies		5
Additional Information About the Risks		6
Fund Management		9
Adviser Performance		10
Section 3	Shareholder Information	12
Valuation of Shares		12
Share Classes		13
Distribution, Servicing and Administrative Fees		16
Purchases		18
Exchanges		22
Redemptions		23
Section 4	General Information	27
Distributions		27
Taxes		27
Payments to Financial Intermediaries		29
Availability of Portfolio Holdings Information		30
Frequent Trading		31
Shareholder Communications		34
Fund Service Providers		34

i

Section 1	Fund Summary

Destra Focused Equity Fund

Investment Objective
The Fund’s investment objective is to seek long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Destra mutual funds.   More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in “Shareholder Information” on page 12 of the Fund’s Prospectus and “Purchases” on page 22 of the Fund’s Statement of Additional Information.

Shareholder Fees
(fees paid directly from your investment)
	Class A	Class C	Class P	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee on shares held for 90 days or less (as a percentage of amount redeemed)	None	None	2.00%	2.00%
Exchange Fees	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class P	Class I
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.25%	0.00%
Other Expenses1	0.60%	0.60%	0.70%	0.57%
Total Annual Fund Operating Expenses	1.70%	2.45%	1.80%	1.42%
Fee Waiver2	(0.10%)	(0.10%)	(0.10%)	(0.10%)
Total Annual Fund Operating Expenses After Fee Waiver	1.60%	2.35%	1.70%	1.32%

1	Other Expenses are based on an estimated $100 million average net asset size for the Fund’s first fiscal year.
2	The Adviser has agreed to cap expenses such that the total annual fund operating expenses, excluding brokerage commissions and other trading expenses, taxes and other extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of business) at 1.60% for Class A, 2.35% for Class C, 1.70% for Class P and 1.32% for Class I. This waiver will continue in effect until March 31, 2014.  The waiver may be terminated or modified prior to March 31, 2014 only with the approval of the Board of Trustees of the Trust.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redeemed		Not Redeemed
Share Class	1 year	3 years	1 year	3 years
Class A	$728	$1,051	$728	$1,051
Class C	$338	$733	$238	$733
Class P	$173	$536	$173	$536
Class I	$134	$418	$134	$418

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies
Under normal market conditions, the Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in equity securities.

Investment Process Overview.  The cornerstone of the sub-adviser’s investment philosophy is that sector and industry performance is highly correlated with particular stages of the business cycle.  The sub-adviser overweights equities in sectors of the S&P 500 Index it believes will experience economic tailwinds, and avoids investing in sectors it views as untimely at a particular stage of the business cycle. The sub-adviser targets high-quality, market-leading companies within favored sectors.  The result is a core investment style that shifts portfolio sector and style emphasis over cycles to seek to remain properly oriented and timely over a full economic and market cycle.

Analysis and Emphasis.  The sub-adviser uses a forward-looking, anticipatory strategy. The foundation of this strategy is that particular sectors of the S&P 500 Index tend to perform well in certain phases of an economic cycle.  The sub-adviser’s investment team analyzes traditional cyclical trends and identifies the characteristics of the current business cycle.  The sub-adviser’s proprietary macroeconomic database is a key element of this analysis.  The Fund’s portfolio holdings are shifted to newly favored sectors as the forecasted economic backdrop changes. The

2

result is a core investment style that shifts portfolio emphasis over cycles among “value,” “growth at a reasonable price” and “traditional growth” approaches.

Stock Selection.  The S&P 500 Index is the investment universe for the Fund’s portfolio.  Portfolio candidates are screened to seek to identify market-leading, financially strong companies. The quality screening process focuses on companies with characteristics that include:

•	Large Capitalization: Companies most typically with market capitalizations two to three times the S&P 500 Index’s average market capitalization.
•	High Quality: Companies with low debt-to-equity ratios, high return-on-equity, and earnings growth opportunity.
•	Market Leading: Companies with a strong competitive position, prospective benefits from secular tailwinds, and a proven management team.

Principal Risks

Market Risk—The market values of securities owned by the Fund may decline, at times sharply and unpredictably, due to declines in the overall stock market and therefore the value of Fund shares will fluctuate.  In general, the value of the Fund will move in the same direction as the overall stock market, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions.

Securities Selection Risk—Securities selected by the sub-adviser for the Fund may not perform to expectations.  This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Sector Focus Risk—The Fund will typically focus its investments on companies within particular economic sectors. To the extent that it does so, developments affecting companies in those sectors will have a magnified effect on the Fund’s net asset value and total return.

Non-Diversification/Limited Holdings Risk—The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund. As a result, it may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, may experience increased volatility and may be highly concentrated in certain issues.  Furthermore, because the Fund has a relatively small number of issuers the Fund has greater susceptibility to adverse developments in one issuer or group of issuers.

Investment Strategy Risk—The Fund invests in common stocks of companies that the sub-adviser believes will perform well in certain phases of the business cycle.  The sub-adviser’s investment approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process.

Investment Risk—When you sell your shares of the Fund, they could be worth less than what you paid for them.  Therefore, as with any mutual fund investment, you may lose some or all of your investment by investing in the Fund.

3

Fund Performance
Fund performance is not included in this Prospectus because the Fund has not been in existence for a full calendar year.

Management
Investment Adviser
Destra Advisors LLC

Investment Sub-Adviser
WestEnd Advisors LLC

Portfolio Managers
WestEnd Advisors LLC
The Fund’s portfolio is managed by a team, which is led by Robert L. Pharr, Managing Partner and Chief Investment Officer, and also consists of Frederick O. Porter, CFA, Partner and Investment Analyst, and Edmund N. Durden, Partner and Investment Analyst.  Each member has served as a part of the portfolio management team of the Fund since inception.

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business.  Generally, you may purchase, redeem or exchange shares only through institutional channels, such as financial intermediaries and retirement platforms.  The minimum investment for Class A shares, Class C shares and Class P shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts.  The maximum purchase in Class C shares is $500,000 for any single purchase.  The sales charge and expense structure of Class A shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.  The minimum investment for Class I shares is $1 million for institutional investors.  Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund on a given day.  Accounts offered through an intermediary institution must meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types.

Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions from the Fund held in such a tax-deferred arrangement will be taxed at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another.  Ask your salesperson or visit your financial intermediary’s website for more information.

4

Section 2	Additional Information About the Fund

To help you better understand the Fund, this section provides a detailed discussion of the Fund’s investment and risk management strategies.  However, this Prospectus does not describe all of the Fund’s investment practices.  For additional information these matters, please see the Statement of Additional Information, which is available by calling Destra Advisors LLC at (877) 287-9646, writing to Destra Advisors LLC at 901 Warrenville Road, Suite 15, Lisle, IL 60532 or visiting Destra Advisors LLC at destracapital.com.

Additional Information About the Investment Policies and Strategies

The investment objective of the Fund is to seek long-term capital appreciation.  The Fund’s investment objective may not be changed without shareholder approval.  The Fund’s investment policies may be changed by the Board of Trustees (the “Board”) of the Fund without shareholder approval unless otherwise noted in this Prospectus or the Statement of Additional Information.

Principal Investment Strategies:

80% Policy: The Fund has a policy that will require it to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities.  Shareholders will be notified of any changes to this policy at least 60 days in advance of the change and this Prospectus will be supplemented.

Non-Principal Investment Strategies:

Non-U.S. Investments: The Fund may invest in U.S. dollar-denominated American Depositary Receipts (ADRs), U.S. dollar-denominated foreign stocks traded on U.S. exchanges and other U.S. dollar-denominated securities issued by companies organized or headquartered in foreign countries and/or doing significant business outside the United States.  ADRs are receipts issued by a bank or trust company to evidence ownership of the underlying securities issued by non-U.S. companies.

Temporary Defensive Policy, Cash Equivalents and Short-Term Investments: Under normal conditions, the Fund invests substantially all of its assets with the goal of attaining its investment objective.  The remainder of the Fund’s assets may be held as cash or invested in short-term securities or cash equivalents.  The percentage of the Fund invested in such holdings varies and depends heavily on current market conditions, among other factors.  For temporary defensive purposes and during periods of high cash inflows or outflows, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or it may hold cash.  During such periods, the Fund may not be able to achieve its investment objective.  The Fund may adopt a defensive strategy when the portfolio managers believe securities in which the Fund normally invests have elevated risks due to political or economic factors and in other

5

extraordinary circumstances.  For more information on eligible short-term investments, see the Statement of Additional Information.

Additional Information About the Risks

Risk is inherent in any investment.  Investing in a mutual fund—even the most conservative—involves a number of risks, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment.  Global turbulence in financial markets and reduced liquidity in credit markets may negatively affect a broad range of issuers which could have an adverse effect on the Fund.  Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Fund.  Because of these and other risks, you should consider an investment in the Fund to be a long-term investment.

Principal Risks:

Market risk: The market values of securities owned by the Fund may decline, at times sharply and unpredictably, due to drops in the stock or other financial markets.  In general, the value of a fund that invests primarily in equity securities will move in the same direction as the overall stock markets, which will vary from day to day in response to the historical and prospective earnings of the issuer, the value of its assets, management decisions, decreased demand for an issuer’s products or services, increased production costs, as well as general market, regulatory, political and economic conditions, such as interest rates, currency exchange rates, investor perceptions and market liquidity.  Under normal conditions, markets generally move in cycles over time, with periods of rising prices followed by periods of declining prices.  These fluctuations could be a sustained trend or a drastic movement and the value of your investment may reflect these fluctuations.

Securities selection risk: Securities selected by the sub-adviser for the Fund may not perform to expectations.  This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Sector focus risk:  The Fund will typically focus its investments on companies within particular economic sectors. To the extent that it does so, developments affecting companies in those sectors will have a magnified effect on the Fund’s net asset value and total  return.

Non-diversification/limited holdings risk:  Because the Fund is non-diversified, the Fund is exposed to additional market risk.  A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers.  Non-diversified funds are more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests. Furthermore, because the Fund has a relatively small number of issuers the Fund has greater susceptibility to adverse developments in one issuer or group of issuers.The Fund’s relative lack of diversity may subject investors to greater market risk than other mutual funds.

6

Investment strategy risk:  The Fund invests in common stocks of companies that the sub-adviser believes will perform well in certain phases of the business cycle.  The sub-adviser’s investment approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process.

Investment risk: When you sell your shares of the Fund, they could be worth less than what you paid for them.  Therefore, as with any mutual fund investment, you may lose some or all of your investment by investing in the Fund.

Non-Principal Risks:

Market events: Global turbulence in financial markets and reduced liquidity in credit markets may negatively affect a broad range of issuers which could have an adverse effect on the Funds.

Non-U.S. investment risk: Companies organized or headquartered in foreign countries or U.S. companies with significant non-U.S. operations may be subject to risks in addition to those of companies that principally operate in the United States.  This increased risk is due to potential political, social and economic developments abroad, different regulatory environments and laws, potential seizure by the government of company assets, higher taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, increased price volatility and delays in transaction settlement in some foreign markets.  Other risks include the following:

●	Non-U.S. companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

●	Enforcing legal rights may be difficult, costly and slow in non-U.S. countries and there may be particular problems enforcing claims against non-U.S. governments.

●
Changes in currency exchange rates, which have increased  potential for volatility, may affect the value of dividends and interest paid by non-U.S. companies, and an increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Fund to decline.

●	Non-U.S. markets may be less liquid and more volatile than U.S. markets.

Small fund risk: The Fund currently has less assets than larger funds, and like other relatively small funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time, causing the Fund’s performance to vary from that of the Fund’s model portfolio.  This impact may be positive or negative, depending on the direction of market movement during the period affected.  The Fund does not generally limit large inflows and outflows, but it has policies in place which seek to reduce the

7

impact of these flows where the investment adviser or sub-adviser has prior knowledge of them.

Additional Information About Fees and Expenses

Please refer to the following important information when reviewing the “Fees and Expenses of the Fund” table in the Fund’s Summary Prospectus.

•	“Shareholder Fees” are fees paid directly from your investment and may include sales loads and redemption fees, if applicable.

•
“Annual Fund Operating Expenses” are paid out of the Fund’s assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting and other shareholder services.  You do not pay these fees directly but, as the example in the Fund’s Summary Prospectus shows, these costs are borne indirectly by all shareholders.

•
The “Management Fees” are the investment advisory fee rate paid by the Fund to Destra.  Refer to “Fund Management” in this Prospectus for additional information with further description in the Statement of Additional Information.

•
“Distribution and Service (12b-1) Fees” include a shareholder servicing fee and/or distribution fee of up to 0.25% for Class A, Class P and Class C shares and a distribution fee of up to 0.75% for Class C shares.  Because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

•
A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A shares bought without an initial sales charge and then redeemed within 18 months of purchase.  The contingent deferred sales charge is not reflected in the example in the Fund’s Summary Prospectus.

•
A contingent deferred sales charge of 1.00% applies on Class C shares redeemed within 18 months of purchase.  The contingent deferred sales charge may be waived for certain investors, as described in “Redemptions.”

•
“Other Expenses” may include administrative fees charged by intermediaries who have entered into agreements with the funds or their service providers for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Fund.  “Other Expenses” may   include short sale dividend expenses. These expenses include dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker.  Such expenses will vary depending on the short sale arrangement, whether the securities the Fund sells short pay dividends or interest, and the amount of such dividends or interest.  While short

8

 sale dividend expenses include interest and dividends paid out on short positions and may include stock loan fees, they do not take into account the interest credit the Fund earns on cash proceeds of short sales which serve as collateral for short positions.

•
As described in the “Management Expenses” section of this Prospectus, Destra has contractually agreed to waive its management fee and/or assume other expenses in order to limit the “Total Annual Fund Operating Expenses” of the Fund to certain limits until at least March 31, 2014.

•
All expenses in the Fund’s “Fees and Expenses of the Fund” table are shown without the effect of expense offset arrangements.  Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Fund Management

The Fund has retained Destra Advisors LLC (“Destra”) to serve as its investment adviser.  Destra, located at 901 Warrenville Road, Suite 15, Lisle, IL 60532, is a wholly-owned subsidiary of Destra Capital Management LLC.  Destra was organized in 2008 to provide investment management, advisory, administrative and asset management consulting services.

The Fund pays to Destra a fee, payable monthly in an annual amount equal to 0.85% of the Fund’s daily net assets. Destra furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, provides personnel, including certain officers required for the Fund’s administrative management and pays the compensation of all officers and Trustees of the Fund who are its affiliates.  As of the date of this Prospectus, the Fund has not commenced operations or paid management fees to Destra.

A discussion of the Board’s consideration and approval of the Management Agreement and the Investment Sub-Advisory Agreement will be available in the Fund’s annual report dated September 30, 2011.

Destra is also responsible for developing the Fund’s investment program and recommending sub-advisers to the Fund’s Board.  In addition, Destra oversees the sub-adviser and reviews the sub-adviser’s performance.

The Fund has retained WestEnd Advisors LLC (“WestEnd”) to serve as its investment sub-adviser.  WestEnd, located at Two Morrocroft Centre, 4064 Colony Road, Suite 130, Charlotte, NC 28211, is a boutique investment management firm.  WestEnd had approximately $1,558 million of assets under management as of December 31, 2010.

The Fund’s portfolio is managed by a team, which is led by Robert L. Pharr, Managing Partner and Chief Investment Officer, and also consists of Frederick O. Porter, CFA, Partner and Investment

9

Analyst, and Edmund N. Durden, Partner and Investment Analyst.  The investment team is primarily responsible for the day-to-day management of investment strategies of the Fund.

•
Robert L. Pharr is a founder of WestEnd and serves as a Managing Partner and Chief Investment Officer at the firm.  In 1988, Mr. Pharr co-founded Eastover Capital Management, Inc., a registered equity and fixed-income management investment advisory firm.  Mr. Pharr was responsible for all of the investment decisions made for clients’ portfolios, as well as directing the day-to-day operations of the firm.  From 1995 to 2003, Mr. Pharr was the President and Founder of Providence Capital Management, Inc., a registered investment advisory firm that is the predecessor to WestEnd.  In 2003, Providence Capital Management changed its name to WestEnd Advisors LLC, from which time Mr. Pharr began serving his current positions.

•
Frederick O. Porter, Partner and Investment Analyst, joined WestEnd in 2008 as an Investment Analyst.  Mr. Porter leads the top-down macroeconomic research efforts for the Large-Cap Core Equity portfolio.  Mr. Porter entered the financial services industry in 1999.  Between 2004 and 2008, he was an Analyst on Wachovia Securities’ leveraged loan trading desk, was an Associate in their leveraged finance group, and worked in a number of buy-side roles in which he performed economic analysis and conducted fundamental sector and stock analysis.  From 2002 to 2004, he was a Portfolio Manager for U.S. Trust and prior to that worked as an Assistant Portfolio Manager at State Street Global Advisors.  Mr. Porter holds the Charted Financial Analyst (CFA) designation.

•
Edmund N. Durden joined WestEnd in 2006 as a Partner and Investment Analyst.  At WestEnd, Mr. Durden leads the bottoms-up stock research efforts for the Large-Cap Core Equity portfolio.  Prior to joining WestEnd, Mr. Durden was a founding employee and senior analyst at Cambium Capital, a long/short equity hedge fund based in Charlotte, North Carolina (2002 – 2006).  While at Cambium, Mr. Durden performed bottoms up, fundamental research on stocks in multiple sectors.  In 2006, Mr. Durden founded Crescent Heights Consulting, LLC, which conducted outsourced research for multiple hedge funds.  From 1997 to 2002, Mr. Durden led an e-business and technology consulting group for the MONY Group, a $2 billion financial services firm.  In this role, he was responsible for enterprise-wise technology development, as well as purchasing and implementation decisions.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund is provided in the Statement of Additional Information.

Adviser Performance

The tables and charts below illustrate the historical performance of the WestEnd Advisors Large-Cap Core Equity Composite (the “Composite”), which consists of 23 accounts that have substantially similar investment objectives and policies as the Fund. The 23 accounts that comprise the composite are not subject to all of the same investment restrictions, investment inflows and outflows, and distribution requirements as the Fund, which, if applicable, may have adversely affected performance. The Composite is also not subject to the restrictions

10

imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected performance. The investment performance reflected below for the Composite differs from investment performance that may have been previously published by the sub-adviser because the performance information provided below applies the Fund’s expected fees and expenses.

Of course, past performance is no indication of future results, and the tables and charts presented here represent the performance of the Composite and not the performance of the Fund.  Please see destracapital.com for the Fund’s most recent performance information.

Results are based on fully discretionary tax-exempt accounts under management, with a minimum of $1,000,000 including those accounts no longer with the firm.  Composite results are dollar-weighted, based upon beginning period market values, and are asset weighted according to each constituent account’s respective asset size.  This calculation methodology differs from guidelines of the Securities and Exchange Commission for calculating performance of mutual funds, which is based on daily net asset value and is not expressed as a composite.

Annualized Total Returns
Periods Ended March 31, 2011
	1 Year	3 Years	5 Years	10 Years
WestEnd Advisors Large-Cap Core Equity Composite, Net of Fees	2.88%	-1.84%	-0.03%	5.14%
WestEnd Advisors Large-Cap Core Equity Composite, Gross of Fees	10.88%	1.75%	2.85%	6.93%
S&P 500 Index	15.65%	2.35%	2.62%	3.29%

The S&P 500 is a capitalization-weighted index of 500 stocks.  The index is designed to measure performance of a broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

As of March 31, 2011, the Composite consisted of 23 accounts totaling approximately $515 million in assets. Performance represents the Composite’s returns less the Destra Focused Equity Fund’s Class A maximum operating expenses of 1.70%. Performance on offer price also assumes deduction of the maximum Class A sales charge of 5.75%. These returns would be different for Class C, Class P and Class I shares because of their different sales charges and operating expenses. You cannot invest directly in the Composite of the index referenced above.

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Section 3	Shareholder Information

Valuation of Shares

The price of the Fund’s shares is based on its net asset value (“NAV”) per share.  NAV is calculated for each class of the Fund by taking the value of the class’ total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding for that class.  The result, rounded to the nearest cent, is the NAV per share.  NAV is determined as of the close of trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. However, the NAV may be calculated earlier if trading on the NYSE  is restricted, or as permitted by the SEC. The value of the Fund’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund’s shares. All valuations are subject to review by the Fund’s Board or its delegate.

All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agents. For Class A shares, the public offering price includes any applicable initial sales charge. For Class A shares and Class C shares, the price you pay to sell shares is also the NAV, however, a contingent deferred sales charge may be taken out of the proceeds. In order to receive a day’s price, your order must be received in good order by the Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of shares.

Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board.  Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security whose trading was halted; and (iv) pricing of a non-valued security and a restricted or non-public security.  While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.  As a general principle, the current “fair value” of a security is the amount that the owner might reasonably expect to receive for it upon its current sale.  The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

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Due to the subjective nature of fair value pricing, the Fund’s value for a particular security may be different from the last quoted market price.  Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Fund’s portfolio securities and the reflection of such change in the Fund’s NAV, as further described in the “Frequent Trading” section of this Prospectus.  While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as “stale pricing”).  Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques.  To the extent that the Fund’s valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling shares of the Fund may dilute the NAV of the Fund, which negatively impacts long-term shareholders.  The Fund’s fair value pricing and frequent trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor.  Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers.  The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

Share Classes

The Fund offers four classes of shares, each representing an interest in the same portfolio but with differing sales charges, fees, eligibility requirements and other features.  It is important to consult with your financial intermediary representative for additional information on which classes of shares, if any, are an appropriate investment choice.  Certain financial intermediaries may not offer the Fund or all classes of shares.  Contact your financial intermediary or refer to your plan documents for instructions on how to purchase, exchange, or redeem shares.  The Fund is only available to U.S. citizens or residents.

If your financial intermediary offers more than one class of shares, you should carefully consider which class (or classes) of shares is appropriate for your investments objectives and needs.  Certain classes have higher expenses than others, which may lower the return on your investment.  For further details, please see the Statement of Additional Information.

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Class A Shares

Class A shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms and retirement platforms.  Class A shares may be offered without an initial sales charge through certain retirement platforms and through certain financial intermediary platforms.  Shares are traditionally offered without an initial sales charge to fee-based broker-dealers or financial advisors, primarily on their wrap account platforms where such broker-dealers or financial advisors impose additional fees for services connected to the wrap account.  Class A shares allow for payment of up to 0.25% of net assets to financial intermediaries for providing distribution, or other, shareholder services to their clients.  In addition, Class A shares allow for payment to financial intermediaries for providing administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients.

The Class A shares sales charges are as follows:
Initial sales charge on purchases	Up to 5.75%* • Reduction for purchases of $50,000 or more • Waived for purchases of $1 million or more
Deferred sales charge (“CDSC”)	None except on certain redemptions of shares purchased without an initial sales charge*
Minimum initial investment	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	Up to 0.25% annual shareholder servicing fee

*	May be waived under certain circumstances.

Class C Shares

Class C shares are not currently available for purchase.  Class C shares will generally be offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms and retirement platforms.  Class C shares allow for the payment of up to 0.75% of net assets to financial intermediaries for the provision of distribution services and up to 0.25% of net assets for the provision of shareholder services on behalf of their clients.  Class C shares also allow for the payment of fees to financial intermediaries for providing administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients.

The Class C shares sales charges are as follows:

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Initial sales charge on purchases	None
Deferred sales charge (“CDSC”)	1.00% on shares redeemed within 18 months of purchase*
Minimum initial investment	$2,500
Maximum purchase	$500,000
Minimum aggregate account balance	None
12b-1 fee	1.00% annual fee (up to 0.75% distribution fee and up to 0.25% shareholder servicing fee); higher annual operating expenses than Class A shares because of higher 12b-1 fee

*	May be waived under certain circumstances.

Class P Shares

Class P shares are not currently available for purchase.  Class P shares will be available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms and certain retirement platforms.  For financial intermediaries who operate supermarket platforms, Class P shares may be available through such platforms pursuant to an agreement between the intermediary and Destra.Class P shares allow for payment of up to 0.25% of net assets to financial intermediaries for providing distribution, or other, shareholder services to their clients.  Class P shares also allow for the payment of fees to financial intermediaries for providing administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients.

Class I Shares

Class I shares (available only to investors listed below).  The following investors may purchase Class I shares if approved by Destra:

•	qualified retirement plans that are clients of third-party administrators that have entered into agreements with Destra and offer institutional share class pricing (no sales charge or 12b-1 fee);

•
bank trust departments and trust companies that have entered into agreements with Destra and offer institutional share class pricing to their clients (if another retirement plan of the sponsor is eligible to purchase Class I shares);

•	college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code;

•	other Destra investment products;

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•
investors purchasing shares through an asset-based fee program which regularly offers institutional share classes and which is sponsored by a registered broker-dealer or other financial institution that has entered into an agreement with Destra;

•	clients of a financial representative who are charged a fee for consulting or similar services;

•	corporations, endowments, and foundations that have entered into an arrangement with Destra; and

•
fee-paying clients of a registered investment advisor (RIA) who initially invests for clients an aggregate of at least $100,000 in Destra funds through a fund “supermarket” or other mutual fund trading platform sponsored by a broker-dealer or trust company of which the RIA is not an affiliated or associated person and which has entered into an agreement with Destra.

Trust companies or bank trust departments that purchased Class I shares for trust accounts may transfer them to the beneficiaries of the trust accounts, who may continue to hold them or exchange them for Class I shares of other Destra funds.  Class I shares allow for the payment of fees to financial intermediaries for providing administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients.

Distribution, Servicing and Administrative Fees

Distribution and Shareholder Servicing Plans

In accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Fund has adopted shareholder servicing plans for Class A shares, Class C shares and Class P shares (the “Class A Plan,” “Class C Plan” and “Class P Plan,” respectively, or collectively the “Plans”).  Under the Plans, the Fund may pay Destra Investments LLC (“Destra Investments”), the Fund’s distributor, a fee for the sale and distribution and/or shareholder servicing of Class A shares, Class C shares and Class P shares based on average daily net assets of each, up to the following annual rates:

Class	Maximum annual 12b-1 Fee for the Fund
Class A shares	0.25%
Class C shares	1.00% *
Class P shares	0.25%

*	Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder services.

Under the terms of the Plans, the Fund is authorized to make payments to Destra Investments for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors and other financial intermediaries, as compensation for

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distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund.

Such financial intermediaries may from time to time be required to meet certain criteria in order to be eligible receive 12b-1 fees.  Under the adopted Class C Plan, Destra Investments is entitled to retain all fees paid for the first 12 months on any investment in Class C shares in order to recoup prior expenses incurred with respect to the payment of commissions on sales of Class C shares.  Accordingly, financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C shares.  Notwithstanding Destra Investment’s right to retain these fees, it may, pursuant to a written agreement between Destra Investments and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C shares.  Destra Investments is entitled to retain some or all fees payable under the Plans in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.  Because 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

Administrative Fees

For Class A shares, Class C shares, Class P shares and Class I shares, certain intermediaries pursuant to an agreement with the Funds or their service providers may charge administrative fees for certain services such as recordkeeping, subaccounting, order processing for omnibus or networked accounts or other shareholder services provided by intermediaries on behalf of the shareholders of the Fund.  Order processing which may be subject to such administrative fees includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, as well as those processed on a manual basis.  Because the form and amount charged varies by intermediary, the amount of the administrative fees borne by the class is an average of all fees charged by applicable intermediaries.  In the event an intermediary receiving payments from Destra Investments on behalf of the Fund converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the shares of the Fund may increase.

The Fund anticipates that the operating expenses for the Class P shares will be in excess of the operating expenses for the other share classes due to the services provided to the Class P shares that are not provided to the other share classes.  Accordingly, the Fund may pay an annual administrative fee for Class P shares for certain administrative services, including but not limited to retirement platform fees or other shareholder services provided by intermediaries on behalf of the shareholders of the Fund.  These administrative fees are paid by the shares of the Fund to Destra Investments, who then reimburses eligible intermediaries.

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Purchases

Generally, purchases of Class A shares and Class C shares may only be made through institutional channels such as financial intermediaries and retirement platforms. Purchases of Class P shares may be made only through financial intermediaries.  Generally, purchases of Class I shares may only be made through financial intermediaries and by certain institutional investors.  Contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements.  Your financial intermediary may charge you a separate or additional fee for processing purchases of shares.  The Fund has only authorized certain financial intermediaries to receive purchase orders on the Fund’s behalf.  As discussed under “Payments to Financial Intermediaries,” Destra and its affiliates, pursuant to agreements with certain intermediaries, may pay commissions or fees to those intermediaries for their role in the attraction and retention of shareholders to the Fund.  When considering Fund recommendations made by these intermediaries, you should consider such arrangements.

Because the Fund is not intended for frequent trading, the Fund reserves the right to reject any purchase order, including exchange purchases, for any reason.  For more information about the Fund’s policy on frequent trading, refer to “Frequent Trading.”

In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program.  In addition to your full name, and date of birth, you will be required to provide your social security number and permanent street address to assist in verifying your identity.  Some financial intermediaries may also require that you provide other documents that help to establish your identity.  Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases or even close an account if they are unable to verify a shareholder’s identity.  Please contact your financial intermediary if you need assistance when completing your application or would like to receive additional information regarding the USA PATRIOT Act or the intermediary’s Anti-Money Laundering Program.

Minimum and Maximum Investment Requirements

There is a $2,500 minimum investment requirement per Fund account for the purchase of Class A shares, Class C shares and Class P shares; however, certain tax-deferred retirement accounts or UGMA/UTMA accounts are subject to a $500 minimum.  Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information.  Accounts which are a part of certain wrap programs may not be subject to these minimums.  Investors should refer to their intermediary for additional information.

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There is a $1 million minimum investment requirement for institutional investors purchasing Class I shares.  Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the same Fund.  Accounts offered through an intermediary institution must meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types.  Directors, officers and employees of Destra and its affiliates, as well as Trustees and officers of the Fund, may purchase Class I shares through certain financial intermediaries’ institutional platforms.  For more information about this program and eligibility requirements, please contact a Destra representative at (877) 287-9646. There may be exceptions to these minimums for certain tax-deferred, tax-qualified and retirement plans and accounts held through wrap programs.  For additional information, contact your intermediary, plan sponsor, administrator or a Destra representative.

If your Fund account is valued at less than $100, other than as a result solely of depreciation in share value, the Fund may request that your financial intermediary close your account.  The Fund reserves the right to make such a request annually, however, certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries.  You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed.  You may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum.  Please note that you may incur a tax liability as a result of a redemption upon closure of your account.

There is a $500,000 maximum on any single purchase of Class C shares.  For investors who wish to purchase more than $500,000 worth of shares, the sales charge and expense structure of Class A shares may be more advantageous.

The Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.

Periodic Purchase Plan

You may arrange for periodic purchases by authorizing your financial intermediary to debit the amount of your investment from your bank account on a day or days you specify.  Contact your financial intermediary or a Destra representative, if applicable, for details.  Not all financial intermediaries offer this plan.

Initial Sales Charge

Class A Shares

The initial sales charge imposed on the purchase of Class A shares is based on the amount invested, as set forth in the table below.  The proceeds of any applicable sales charge are allocated between Destra Investments and your financial intermediary.  The table below sets forth the amount of the applicable sales charge as a percentage of offering price and net amount invested.  The dollar amount of your initial sales charge is

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calculated as the difference between the public offering price and the net asset value of those shares.  Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.

	Class A Shares Sales Charge as a Percentage of:
Amount of Purchase at Offering Price	Offering Price(1)	Net Amount Invested	Amount of Sales Charge Reallowed to Financial Intermediaries as a Percentage of Offering Price
Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.50%	4.71%	3.75%
$100,000 but under $250,000	3.50%	3.63%	2.75%
$250,000 but under $500,000	2.50%	2.56%	2.00%
$500,000 but under $1,000,000	2.00%	2.04%	1.60%
$1,000,000 and above	None(2)	None	None(3)
(1)	Offering Price includes the initial sales charge.
(2)	A contingent deferred sales charge of 1.00% may apply to Class A shares purchased without an initial sales charge if redeemed within 18 months of purchase.
(3) Destra Investments may pay financial intermediaries commissions on purchases of Class A shares as follows:
•	1.00% on amounts from $1,000,000 to $4,000,000;
•	plus 0.50% on amounts greater than $4,000,000 to $10,000,000;
•	plus 0.25% on amounts over $10,000,000.

The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.

Qualifying for a Reduction or Waiver of Class A Shares Sales Charge

You may be able to lower or eliminate your sales charge on Class A shares under certain circumstances.  For example, when purchasing new Class A or Class C shares, you can combine Class A shares and Class C shares you already own (either in this Fund or certain other Destra funds) with your current purchase to take advantage of the breakpoints in the sales charge schedule as set forth above.  The circumstances under which you may combine such ownership of shares and purchases are described below.  If you would like more information on aggregating shares to take advantage of the breakpoints, please contact your financial intermediary.

Class A shares of the Fund may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age): (i) registered

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representatives and other employees of intermediaries that have selling agreements with Destra Investments to sell Class A shares; (ii) directors, officers and employees of Destra Capital Management LLC and its affiliates; and (iii) Trustees and officers of the Fund.  Additionally, certain financial intermediaries have entered into an agreement with Destra Investments that allows the waiver of the initial sales charge on purchases of Class A shares.  In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint.  These other accounts may include the accounts described under “Aggregating Accounts.”  It is possible that your financial intermediary will require documentation, such as an account statement, to prove that the accounts are eligible for aggregation.  The Letter of Intent described below requires historical cost information in certain circumstances.  You should retain records necessary to show the price you paid to purchase Fund shares, as the Fund, their agents, or your financial intermediary may not retain this information.

Right of Accumulation.  You may purchase Class A shares of the Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day’s net asset value (net amount invested) of all eligible shares (as set forth herein) and applying the sales charge applicable to such aggregate amount.  Shares eligible for aggregation include Class A shares of the Fund and of certain other classes (Class A shares and Class C shares) of Destra funds then held by you, or held in accounts identified under “Aggregating Accounts.”  In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of initial purchase of shares that qualify for the right of accumulation to permit verification that the purchase qualifies for the reduced sales charge.  The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent.  You can also reduce the sales charge on the purchase of Class A shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A shares (including Class A shares in other series of the Destra funds)  over a 13-month period.  The term of the Letter of Intent will commence upon the date you sign the Letter.  In order to apply purchases towards the intended amount, you must refer to such Letter when placing all orders.

When calculating the applicable sales charge to a purchase pursuant to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes: (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A shares acquired during the term of the Letter of Intent; minus (ii) the value of any redemptions of Class A shares made during the term of the Letter of Intent.  Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal.  A portion of shares purchased may be held in escrow to pay for any applicable sales charge.  If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate

21

number of escrowed shares will be redeemed.  Please contact your financial intermediary to obtain a Letter of Intent application.

Aggregating Accounts.  In calculating the applicable breakpoint and sales charge on large purchases or those made through the exercise of a Letter of Intent or right of accumulation, investments made by you (and your spouse and children under age 21) on any given day may be aggregated if made for your own account(s) and/or certain other accounts such as: trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased); solely controlled business accounts; and single participant retirement plans.  To receive a reduced sales charge under the right of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse and your children under age 21 have at the time of your purchase.

You may access information regarding sales loads, breakpoint discounts and purchases of the Fund’s shares, free of charge, and in a clear and prominent format, on our website at destracapital.com, and by following the appropriate hyperlinks to the specific information.

Commission on Class C Shares

Destra Investments may pay to your financial intermediary a commission rate of 1.00% of the net asset value of the Class C shares purchased.  Service providers to qualified plans will not be eligible to receive this commission if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C shares.

Exchanges

Contact your financial intermediary (the Fund’s transfer agent at (877) 287-9646 for Class I shares) or consult your plan documents for information on exchanging into other funds in the Destra family of funds.  As with any investment, be sure to read the prospectus of the Fund into which you are exchanging.  An exchange from one fund to another is generally a taxable transaction (except for certain tax-deferred accounts).  Exchanges are subject to the following conditions:

•	You may generally exchange shares of the Fund for shares of the same class of any other fund in the Destra family of funds offered through your financial intermediary or qualified plan.
•	You must meet the minimum investment amount for the Fund.
•	The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.
•
For Class P shares and Class I shares, an exchange of shares from the Fund held for 90 days or less may be subject to the Fund’s redemption fee.  For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, refer to “Redemption Fee.”

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•
The exchange privilege is not intended as a vehicle for short-term or frequent trading.  The Fund may suspend or terminate your exchange privilege if you make more than one round trip in the Fund in a 30-day period and may bar future purchases in the Fund or other Destra funds.  The Fund will work with intermediaries to apply the Fund’s exchange limit.  However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts.  For more information about the Fund’s policy on frequent trading, refer to “Frequent Trading.”

Waiver of Sales Charges

The sales charge will be waived on any Class A shares received through an exchange of Class A shares of another fund of the Destra family of funds.  Class A shares or Class C shares received through an exchange of Class A shares or Class C shares, respectively, of another fund of the Destra family of funds will not be subject to any applicable CDSC at the time of the exchange.  Any CDSC applicable to redemptions of Class A shares or Class C shares will continue to be measured on the shares received by exchange from the date of your original purchase.  For more information about the CDSC, please refer to “Redemptions.” Unlike Class A shares, Class C shares do not have any front-end sales charges; however, their higher annual operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

Redemptions

Generally, redemptions may only be effected only through financial intermediaries, retirement platforms and certain institutional investors, as applicable and describe above.  It is possible that your financial intermediary charges a processing or service fee in connection with the redemption of shares.  Contact your financial intermediary or refer to the appropriate plan documents for details.

Shares of the Fund are redeemable on any business day on which the Fund’s NAV is calculated.  Redemptions are duly processed at the NAV next calculated after receipt of the redemption order by the Fund or its agents.  Redemption proceeds, less any applicable CDSC for Class A shares or Class C shares or any applicable redemption fee for Class P shares and Class I shares, will normally be sent seven calendar days following receipt of the redemption order.

The Fund reserves the right to postpone payment of redemption proceeds for up to seven (7) calendar days.  Additionally, the right to require the Fund to redeem their shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

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If your Fund account is valued at less than $100, other than as a result solely of depreciation in share value, the Fund may request that your financial intermediary close your account.  The Fund reserves the right to make such a request annually, however, certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries.  You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed.  You may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum.  Please note that you may incur a tax liability as a result of a redemption upon closure of your account.

Redemptions In-Kind

Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of the Fund, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

Periodic Withdrawal Plan

You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify.  Any resulting CDSC for Class A shares or Class C shares may be waived through financial intermediaries that have entered into an applicable agreement with Destra Investments.  The maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account.  Certain other terms and conditions, including minimum amounts, may apply.  Contact your financial intermediary, or a Destra representative for Class I shares, for details.  Not all financial intermediaries offer this plan.

Class A Shares and Class C Shares CDSC

A 1.00% CDSC may be deducted with respect to Class A shares purchased without an initial sales charge if redeemed within 18 months of purchase, unless any of the listed CDSC waivers apply.  A 1.00% CDSC will be deducted with respect to Class C shares redeemed within 18 months of purchase, unless a CDSC waiver applies.  The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A shares or Class C shares redeemed, as applicable.

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CDSC Waivers

There are certain cases in which you may be exempt from a CDSC charged to Class A shares and Class C shares.  Among others, these include:
•	Upon the death or disability of an account owner;
•	Retirement plans and certain other accounts held through a financial intermediary that has entered into an agreement with Destra Investments to waive CDSCs for such accounts;
•	Retirement plan shareholders taking required minimum distributions;
•	The redemption of Class A shares or Class C shares acquired through reinvestment of Fund dividends or distributions;
•
The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A shares or Class C shares during the period during which the CDSC applied; or

•	If the Fund chooses to liquidate or involuntarily redeem shares in your account.

To keep the CDSC as low as possible, Class A shares or Class C shares not subject to any CDSC will be redeemed first, followed by shares held longest.

Class A Shares Reinstatement Privilege

After you have redeemed Class A shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption date at the current NAV (without an initial sales charge).  You will not be reimbursed for any CDSC paid on your redemption of Class A shares.

Class P Shares and Class I Shares Redemption Fee

Redemptions (and exchanges) of Class P shares and Class I shares from the Fund held for 90 days or less may be subject to the Fund’s redemption fee equaling 2.00% of the net asset value of redemption proceeds.  This fee is paid directly to the Fund rather than to Destra and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact and other costs associated with changes in the Fund’s asset level and cash flow due to short-term money movements in and out of the Fund.

Certain intermediaries have agreed to charge the Fund’s redemption fee on their customers’ accounts.  In this case, the amount of the fee and the holding period will generally be consistent with the Fund’s.  However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may differ in some respects from the Fund’s.

The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans; (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers’ accounts; and (iv) certain intermediaries that do not have

25

or report to the Fund sufficient information to impose a redemption fee on their customers’ accounts.

In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) redemptions through an automated systematic withdrawal or exchange plan; (vi) redemptions by participants of an employer-sponsored automatic enrollment 401(k) plan who properly elect a refund of contributions within 90 days of being automatically enrolled in such plan; (vii) involuntary redemptions imposed by Destra; and (viii) reinvested distributions (dividends and capital gains).  For same-fund share class exchanges, no redemption fee will be applied based on the exchange transaction.  However, to the extent an intermediary is applying a redemption fee, the redemption fee will be imposed on a subsequent underlying shareholder-initiated sale of shares after the exchange.  When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers’ accounts, different or additional exemptions may be applied by the financial intermediary.  Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries.  Contact your financial intermediary, a Destra representative at (877) 287-9646 for Class I shares, or refer to your plan documents for more information on whether the redemption fee is applied to your shares.

In addition to the circumstances previously noted, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading.  In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.  If there is a material change to the Fund’s redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.

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Section 4	General Information

Distributions

In order to avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund’s income from certain dividends, interest and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as “qualified dividend income,” which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within the Fund.

Distribution Schedule

Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well.  The date you receive your distribution may vary depending on how your intermediary processes trades.  Please consult your intermediary for details.

How Distributions Affect the Fund’s NAV

Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held.  Dividends and net capital gains that have not yet been distributed are included in the Fund’s daily NAV.  The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations.  For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share.  If the Fund’s share price was $10.00 on December 30, the Fund’s share price on December 31 would be $9.75, barring market fluctuations.  You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

Taxes

As with any investment, you should consider the tax consequences of investing in the Fund.  Any tax liabilities generated by your transactions are your responsibility and not the Fund’s or the intermediaries’. The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund.  You should consult your tax adviser if you have any questions.  Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

27

Non-U.S. Income Tax Considerations

Investment income that the Fund receives from its non-U.S. investments may be subject to non-U.S. income taxes, which generally will reduce Fund distributions. However, the United States has entered into tax treaties with many non-U.S. countries that may entitle you to certain tax benefits.

Taxes and Tax Reporting

The Fund will make distributions that may be taxed as ordinary income (which may be taxable at different rates, depending on the sources of the distributions) or capital gains (which may be taxable at different rates, depending on the length of time the Fund holds its assets). Dividends from the Fund’s long-term capital gains are generally taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. However, certain ordinary income distributions received from the Fund that are determined to be qualified dividend income may be taxed at tax rates equal to those applicable to long-term capital gains. The tax you pay on a given capital gains distribution depends generally on how long the Fund has held the portfolio securities it sold. It does not depend on how long you have owned your Fund shares. Dividends generally do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your Fund shares, you will receive the statement from that firm. If you hold your shares directly with the Fund, the Fund’s transfer agent will send you the statement on the Fund’s behalf. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange of shares between Destra funds is generally the same as a sale.

Please note that if you do not furnish your Fund with your correct Social Security number or employer identification number, federal law requires the Fund to withhold federal income tax from your distributions and redemption proceeds at the then current rate.

Please consult the statement of additional information and your tax advisor for more information about taxes.

Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable dividend is commonly known as “buying the dividend.” The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.

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Foreign Tax Credit

A regulated investment company more than 50% of the value of whose assets consists of stock or securities in foreign corporations at the close of the taxable year may, for such taxable year, pass the regulated investment company’s foreign tax credits through to its investors.

Payments to Financial Intermediaries

From its own assets, Destra or its affiliates may pay selected brokerage firms or other financial intermediaries that sell shares of the Destra funds for distribution, marketing, promotional, or related services.  Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors.  The amount of these payments is determined from time to time by Destra, may be substantial and may differ for different financial intermediaries.  Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares.

Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.”  Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges.  The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Destra funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge.  Destra and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Destra’s marketing efforts, access to sales personnel and the anticipated profitability of sales through the institutional relationship.  These factors may change from time to time.  Broker-dealer firms currently receiving or expected to receive these fees are listed in the Statement of Additional Information.

In addition, for all shares, Destra Investments or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers and other financial intermediaries for providing other marketing or distribution-related services.  Destra Investments may also pay fees, from their own assets, for recordkeeping, subaccounting, transaction processing and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation or other means) in connection with investments in the Destra funds.  These fees are in addition to any fees that may be paid by the Destra funds for these types of services or other services.

Destra or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for

29

marketing materials, sales reporting or business building programs for such intermediaries to raise awareness of the Fund.  Such payments may be in addition to, or in lieu of, sales-based, asset-based and transaction-based payments.  These payments are intended to promote the sales of Destra funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings and training efforts about the Destra funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services and maintain the necessary infrastructure to make the Destra funds available to their customers.

The receipt of (or prospect of receiving) sales-, asset- and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Destra funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Destra funds’ shares over sales of another of Destra funds’ share class.  The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Destra funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Destra funds in various ways within such financial intermediary’s organization.

The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Destra fund receives to invest on behalf of the investor.  You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Fund and when considering which share class of the Fund is most appropriate for you.  Please contact your financial intermediary or plan sponsor for details on such arrangements.

Availability of Portfolio Holdings Information

The Disclosure of Portfolio Holdings Policies and Procedures adopted by Destra and all mutual funds managed within the Destra fund complex are designed to be in the best interests of the Fund and to protect the confidentiality of the Fund’s portfolio holdings.  The following describes policies and procedures with respect to the disclosure of portfolio holdings.
•
Full Holdings.  The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to Fund shareholders.  These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Destra representative at (877) 287-9646 (toll free).  Portfolio holdings (excluding cash investments, derivatives, short positions and other investment positions), consisting of at least the names of the holdings, are generally available on a

30

calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter at destracapital.com.
•
Top Holdings.  The Fund’s top portfolio holdings or entire portfolio, in order of position size and as a percentage of the Fund’s entire portfolio, are available monthly with a 30-day lag and on a calendar quarter-end basis with a 30-day lag.

•
Other Information.  The Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization and asset allocation), top performance contributors/detractors and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 30-day lag.

Full portfolio holdings will remain available on the Destra website at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current.  The Fund discloses its short positions, if applicable, only to the extent required in regulatory reports.  Destra may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Destra funds.  Under extraordinary circumstances, exceptions to the Disclosure of Portfolio Holdings Policies and Procedures may be made by Destra’s Chief Investment Officer(s) or their delegates.  Such exceptions may be made without prior notice to shareholders.  A summary of the Fund’s portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund’s Statement of Additional Information.

Frequent Trading

Frequent Trading Policies and Procedures

The Board has adopted policies and procedures with respect to short-term and frequent trading of Fund shares (“frequent trading”).  The Fund is intended exclusively for long-term investment and will take reasonable steps to attempt to detect and deter short-term and frequent trading.  Transactions placed in violation of the Fund’s exchange limits or frequent trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.  In enforcing these policies and procedures, the trading history of accounts determined to be under common ownership or control within any of the Destra funds may be considered.  As described below, however, the Fund may not be able to identify all instances of frequent trading or completely eliminate the possibility of frequent trading.  In particular, it may be difficult to identify frequent trading in certain omnibus accounts and other accounts traded through intermediaries.  By their nature, omnibus accounts, in which purchases and redemptions of the Fund’s shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents.  This makes the elimination of frequent trading in the accounts impractical without the assistance of the intermediary.

Among other safeguards, the Fund attempts to deter frequent trading through the following methods:

31

•	exchange limitations as described under “Exchanges;”
•	trade monitoring;
•	fair valuation of securities as described under “Pricing of Fund Shares;” and
•	redemption fees as described under “Redemption Fee” (where applicable on certain classes of the Fund).

Generally, a purchase and redemption of shares from the Fund within 30 days (a “round trip”) may result in enforcement of the Fund’s frequent trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

The Fund constantly monitors for patterns of shareholder frequent trading.  Any investor who makes more than one round trip in the Fund over a 90-day period may be subject to suspension or termination of such investor’s exchange privileges.  The Fund may also bar future purchases into the Fund and other Destra funds by such investor.  The Fund’s frequent trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Destra funds by a Destra “fund of funds,” which is a fund that primarily invests in other Destra mutual funds.

The Fund’s Board may approve from time to time a redemption fee to be imposed by any Destra fund, subject to 60 days’ notice to shareholders of the Fund.

Omnibus transactions placed through a financial intermediary for numerous investors may cause such investors to be treated as a group for purposes of the Fund’s frequent trading policies and procedures and may be rejected in whole or in part by the Fund.  The Fund, however, cannot always identify or reasonably detect frequent trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts.  Because certain intermediaries transmit purchase, exchange and redemption orders to the Fund as a net aggregation of numerous investor orders, the Fund may have difficulty curtailing such activity.  Transactions accepted by a financial intermediary in violation of the Fund’s frequent trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

In an attempt to detect and deter frequent trading in omnibus accounts, the Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries.  Such restrictions may include, but are not limited to: requiring that trades be placed by U.S. mail; prohibiting future purchases by investors who have recently redeemed Fund shares; requiring intermediaries to report information about customers who purchase and redeem large amounts; and other similar restrictions.  The Fund’s ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.  Certain transactions in fund shares, such as periodic rebalancing through intermediaries (no more frequently than every 60 days) or those which are made pursuant to systematic

32

purchase, exchange, or redemption programs generally do not raise frequent trading concerns and normally do not require application of the Fund’s methods to detect and deter frequent trading.

The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund.  For example, the Fund may refuse a purchase order if the Fund’s portfolio managers and/or investment personnel believe they would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

The Fund’s policies and procedures regarding frequent trading may be modified at any time by the Fund’s Board.

Frequent Trading Risks

Frequent trading may present risks to the Fund’s long-term shareholders and investment objectives.  Frequent trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders.

Funds that invest in foreign securities may be at a greater risk for frequent trading.  Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “price arbitrage”).  Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as “stale pricing”).  Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques.  To the extent that the Fund’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders.  Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s ‘exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

Although the Fund takes steps to detect and deter frequent trading pursuant to the policies and procedures described in this Prospectus and approved by the Board, there is no assurance that these policies and procedures will be effective in limiting frequent trading in all circumstances.  For example, the Fund may be unable to completely eliminate the possibility of frequent trading in certain omnibus accounts and other accounts traded through intermediaries.  Omnibus accounts may effectively conceal the identity of

33

individual investors and their transactions from the Fund and its agents.  This makes the Fund’s identification of frequent trading transactions in the Fund through an omnibus account difficult and makes the elimination of frequent trading in the account impractical without the assistance of the intermediary.  Although the Fund encourages intermediaries to take necessary actions to detect and deter frequent trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of frequent trading.  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to frequent trading in the Fund.

Shareholder Communications

Your financial intermediary or plan sponsor (or the Fund’s transfer agent, if you hold shares directly with the Fund) is responsible for sending you periodic statements of all transactions, along with trade confirmations and tax reporting, as required by applicable law.

Your financial intermediary or plan sponsor (or the Fund’s transfer agent, if you hold shares directly with the Fund) is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you have authorized for investment.  These reports show the Fund’s investments and the market value of such investments, as well as other information about the Fund and its operations.  Please contact your financial intermediary or plan sponsor (or Destra, if you hold shares directly with the Fund) to obtain these reports.  The Fund’s fiscal year ends on September 30.

Fund Service Providers

The custodian of the assets of the Fund is The Bank of New York Mellon, One Wall Street, New York, New York 10286.  The custodian also provides certain accounting services to the Fund.  The Fund’s transfer, shareholder services and dividend paying agent, BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Several additional sources of information are available to you, including the codes of ethics adopted by the Fund, Destra and Destra Investments.  The Statement of Additional Information, incorporated by reference into this Prospectus, contains detailed information on the policies and operation of the Fund included in this Prospectus.  Additional information about the Fund’s investments will be is available in the annual and semi-annual reports to shareholders.  In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during their last fiscal year.  The Fund’s most recent Statement of Additional Information and certain other information are available free of charge by calling Destra at (877) 287-9646, on the Fund’s website at destracapital.com or through

34

your financial advisor.  Shareholders may call the toll free number above with any inquiries.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission.  The SEC may charge a copying fee for this information.  Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 551-8090 for room hours and operation.  You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549-1520.

The Fund is a series of Destra Investment Trust II, whose Investment Company Act file number is 811-22523.

35

STATEMENT OF ADDITIONAL INFORMATION

April 15, 2011

Destra Preferred and Income Securities Fund
Ticker: Class A-_______, Class C-_______, Class P-_______, Class I-_______

This Statement of Additional Information is not a prospectus. This Statement of Additional Information expands upon, and should be read in conjunction with, the Prospectus dated April 15, 2011, for the Destra Preferred and Income Securities Fund (the “Fund”), a series of the Destra Investment Trust II.  Copies of the Prospectus may be obtained without charge from the Fund’s website at destracapital.com or by calling (877) 287-9646.

Page

Investment Restrictions	2
Investment Strategies and Risks	3
Management	21
Control Persons and Principal Shareholders	28
Investment Adviser and Sub-Adviser	28
Portfolio Transactions	31
Net Asset Value	33
Purchases	34
Distribution and Shareholder Servicing Plans	37
Redemptions	39
Tax Matters	40
Frequent Trading	44
Disclosure of Portfolio Holdings	46
Other Service Providers	47
General Trust Information	48
Report of Independent Registered Public Accounting Firm	49
Appendix A - Proxy Voting Procedure	54

FUND HISTORY

The Fund is a separate investment portfolio of the Destra Investment Trust II (the “Trust”), an open-end management investment company organized as a Massachusetts business trust on January 27, 2011.  The Fund is non-diversified and represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own investment objective, policies and strategies.

INVESTMENT RESTRICTIONS

The investment objective and certain fundamental investment policies of the Fund are described in the Prospectus for the Fund.  The fundamental investment policies, together with the investment objective of the Fund and certain other policies specifically identified in the Prospectus, cannot be changed without approval by holders of a “majority of the Fund’s outstanding voting shares.” As defined in the Investment Company Act of 1940, as amended (the “1940 Act”), this means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy, or (ii) more than 50% of the Fund’s shares, whichever is less.  Certain matters under the 1940 Act, which must be submitted to a vote of the holders of the outstanding voting securities of a series, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting shares of each series affected by such matter.  The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the Fund’s outstanding voting shares:

1. Purchase or sell real estate or real estate limited partnership interests, provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

2. Invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).

3. Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, the Fund may be deemed an underwriter under federal securities law.

4. Lend any security or make any other loan except (i) as otherwise permitted under the 1940 Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with the Fund’s investment objective, policies and limitations, or (iv) by engaging in repurchase agreements with respect to portfolio securities.

5. Issue any senior security except as otherwise permitted (i) under the 1940 Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.

6. Borrow money, except as otherwise permitted under the 1940 Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.

7. Invest 25% or more of its total assets (taken at market value) in any particular industry, except that the Fund will invest at least 25% of its total assets in companies in the financial services sector.

The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected.

The following non-fundamental investment restrictions apply to the Fund (except where noted otherwise) and may be changed with respect to the Fund by a vote of a majority of the Board. No Fund may:

1. Invest more than 15% of its net assets in illiquid securities (taken at market value), including time deposits and repurchase agreements that mature in more than seven days; or

2. Purchase securities on margin or effect short sales, except that the Fund may (a) obtain such short term credits as may be necessary for the clearance of purchases or sales of securities, (b) make margin deposits in connection with transaction in options on securities, futures and options on futures, and (c) make short sales of securities “against the box.”

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus with respect to the Fund, the other investment policies described in this Statement of Additional Information or in the Prospectus are not fundamental and may be changed by approval of the Trustees.

The Fund has adopted a non-fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act (the “Name Policy”) whereby the Fund, under normal market conditions, will invest at least 80% of its net assets in preferred and income-producing securities.  As a result, the Fund must provide shareholders with a notice meeting the requirement of Rule 35d-1(c) at least 60 days prior to any change of the Fund’s Name Policy.  For purpose of the Name Policy, the Fund considers the term “investments” to include both direct investments and indirect investments (e.g., investments in an underlying fund, derivatives and synthetic instruments with economic characteristics similar to the underlying asset), and the Fund may achieve exposure to a particular investment, industry, country or geographic region through direct investment or indirect investments.

INVESTMENT STRATEGIES AND RISKS

In addition to the discussion of investment strategies and risks that appears in the Prospectus, the Fund may (except where indicated otherwise) also implement the following strategies.

Preferred Securities

Under normal market conditions, the Fund invests primarily in preferred securities.  Corporate shareholders of a regulated investment company like the fund generally are permitted to claim a deduction with respect to that portion of their distributions attributable to amounts received by the regulated investment company that qualify for the dividends received deduction. However, not all preferred securities pay dividends that are eligible for the dividends received deduction. Any corporate shareholder who otherwise would qualify for the dividends received deduction should assume that none of the distributions it receives from the fund will qualify for the dividends received deduction.

When investing in taxable cumulative preferred securities, no redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends payable. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer default on its obligations under such a security, the amount of dividends the Fund pays may be adversely affected.

Equity Securities

The Fund may also invest in equity securities, which include common stocks and other securities with equity characteristics. Common stocks represent units of ownership in a company and typically have voting rights and earn dividends. Dividends on common stocks are not fixed but are declared at the discretion of a company’s board. Equity securities may also include equity securities of investment companies and exchange-traded funds.

While investing in stocks allows shareholders to participate in the benefits of owning a company, such shareholders must accept the risks of ownership. Unlike bondholders, who have preference to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

●	Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;

●	Factors affecting an entire industry, such as increases in production costs; and

●	Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

The Fund may invest in securities of issuers with small or medium market capitalizations. Any investment in small and medium capitalization companies involves greater risk and price volatility than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium capitalization companies are often traded in the over-the-counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid and subject to more abrupt or erratic market movements than securities of larger, more established companies.

Convertible Securities

The Fund’s investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid–that is, the fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the fund. The fund’s investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of a same or a different issuer) at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. For issues where the conversion of the security is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

Some convertibles are often rated below investment-grade or are not rated, and therefore may be considered speculative investments. The credit rating of a company’s convertible securities is generally lower than that of its conventional debt securities. Convertibles are often considered “junior” securities–that is, the company usually must pay interest on its conventional corporate debts before it can make payments on its convertible securities. Some convertibles are particularly sensitive to interest rate changes when their predetermined conversion price is much higher than the issuing company’s common stock.

Corporate debt securities

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small non-U.S. corporation from an emerging market country that has not been rated by a Nationally Recognized Statistical Rating Organization may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or to repay principal when it is due. In general, corporate debt securities with long maturities tend to fall more in value when interest rates rise than corporate debt securities with short maturities.

Loss absorption features of preferred and debt securities

In some cases, preferred securities and debt securities may include loss absorption characteristics that make the securities more equity like.  This is particularly true in the financial services sector in which the Fund is concentrated.  While loss absorption language is relatively rare in the preferred and debt markets today, it may become more prevalent

One preferred or debt structure with loss absorption characteristics is the contingent convertible security (sometimes referred to as a “CoCo”) – which to date has only been issued by banks. These securities provide for mandatory conversion into common stock of the issuer under certain circumstances. The mandatory conversion might be automatically triggered for instance, if a company fails to meet the capital minimum described in the security, the company’s regulator makes a determination that the security should convert, or the company receives specified levels of extraordinary public support.  Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause an automatic write-down of capital if the price of the stock is below the conversion price on the conversion date.

In another version of a security with loss absorption characteristics, the liquidation value of the security may be adjusted downward to below the original par value under certain circumstances similar to those which would trigger a CoCo. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company.

Utility companies

Utility companies in which the Fund may invest generally are involved in the generation, transmission, sale or distribution of electric energy; distribution, purification and treatment of water; or production, transmission or distribution of oil or natural gas. The Fund may invest significantly in securities of utility companies and may be susceptible to adverse economic or regulatory occurrences affecting that sector. Investing in the utility sector includes the following risks:

-	high interest costs in connection with capital construction and improvement programs;

-	difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets;

-	governmental regulation of rates charged to customers;

-	costs associated with compliance with and changes in environmental and other regulations;

-	effects of economic slowdowns and surplus capacity;

-	increased competition from other providers of utility services;

-	inexperience with and potential losses resulting from a developing deregulatory environment;

-
costs associated with reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale and the effects of energy conservation policies, and the potential that costs incurred by the utility, such as the cost of fuel, change more rapidly than the rate the utility is permitted to charge its customers;

-
effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes;

-	technological innovations that may render existing plants, equipment or products obsolete; and

-
potential impact of terrorist activities on utility companies and their customers and the impact of natural or man-made disasters, including events such as the blackout that affected electric utility companies in many Mid-Atlantic and Midwest states in 2003.

Issuers in the utility sector may be subject to regulation by various governmental authorities and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. In addition, there are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on preferred or common stocks. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric or gas utility as well as its expenses.

Non-U.S. Securities

The Fund may invest in a variety of securities issued by non-U.S. companies. Investments in non-U.S. securities involve risks in addition to the usual risks inherent in domestic investments, including currency risk. The value of a non-U.S. security in U.S. dollars tends to decrease when the value of the U.S. dollar rises against the non-U.S. currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency.

Non-U.S. securities are affected by the fact that in many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in non-U.S. investments include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of non-U.S. brokers, securities markets and issuers; diplomatic developments; and political or social instability. Non-U.S. economies may differ favorably or unfavorably from the U.S. economy in various respects, and many non-U.S. securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, non-U.S. securities may be difficult to liquidate rapidly without adverse price effects.

The Fund may also invest in non-U.S. securities by purchasing depositary receipts, denominated in U.S. dollars, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other securities representing indirect ownership interests in the securities of non-U.S. companies, including New York Shares. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designated for use in the U.S. securities markets, while EDRs and GDRs are typically in bearer form and may be denominated in non-U.S. currencies and are designed for use in European and other markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying non-U.S. security. ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs, EDRs and GDRs shall be treated as indirect non-U.S. investments. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock. ADRs, EDRs and GDRs do not eliminate all of the risks associated with directly investing in the securities of non-U.S. companies, such as changes in non-U.S. currency exchange rates. However, by investing in ADRs rather than directly in non-U.S. companies’ stock, the Fund avoids currency risks during the settlement period. Some ADRs may not be sponsored by the issuer.

Other types of depositary receipts include American Depositary Shares (“ADSs”), Global Depositary Certificates (“GDCs”) and International Depositary Receipts (“IDRs”). ADSs are shares issued under a deposit agreement representing the underlying ordinary shares that trade in the issuer’s home market. An ADR, described above, is a certificate that represents a number of ADSs. GDCs and IDRs are typically issued by a non-U.S. bank or trust company, although they may sometimes also be issued by a U.S. bank or trust company. GDCs and IDRs are depositary receipts that evidence ownership of underlying securities issued by either a non-U.S. or a U.S. corporation.

Depositary receipts may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by a depositary and the issuer of the security underlying the receipt. An unsponsored facility may be established by a depositary without participation by the issuer of the security underlying the receipt. There are greater risks associated with holding unsponsored depositary receipts. For example, if the Fund holds an unsponsored depositary receipt, it will generally bear all of the costs of establishing the unsponsored facility. In addition, the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security. Whether a sponsored or unsponsored facility, there is no assurance that either would pass through to the holders of the receipts voting rights with respect to the deposited securities.

In considering whether to invest in the securities of a non-U.S. company, the portfolio managers consider such factors as the characteristics of the particular company, differences between economic trends, and the performance of securities markets within the United States and those within other countries. The portfolio managers also consider factors relating to the general economic, governmental and social conditions of the country or countries where the company is located.

Securities transactions conducted outside the United States may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, non-U.S. securities, currencies and other instruments. The value of such positions also could be adversely affected by (i) other complex non-U.S. political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in non-U.S. markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and the margin requirements than in the United States, (v) currency exchange rate changes, and (vi) lower trading volume and liquidity.

Currency Risk. By investing in non-U.S. securities, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the non-U.S. currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value relative to a non-U.S. currency, the Fund’s investment in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars. On the other hand, when the value of the U.S. dollar falls relative to a non-U.S. currency, the Fund’s investments denominated in that currency will tend to increase in value because that currency is worth more U.S. dollars. The exchange rates between the U.S. dollar and non-U.S. currencies depend upon such factors as supply and demand in the currency exchange markets, international balance of payments, governmental intervention, speculation, and other economic and political conditions. Although the Fund values its assets daily in U.S. dollars, the Fund may not convert its holdings of non-U.S.

currencies to U.S. dollars on a daily basis. The Fund may incur conversion costs when it converts its holdings to another currency. Non-U.S. exchange dealers may realize a profit on the difference between the price at which the Fund buys and sells currencies. The Fund may engage in non-U.S. currency exchange transactions in connection with its portfolio investments. The Fund conducts its non-U.S. currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the non-U.S. currency exchange market or through forward contracts to purchase or sell non-U.S. contracts.

Illiquid Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended, but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Futures Contracts and Options on Futures Contracts

The Fund may enter into interest rate and stock index futures contracts and may purchase and sell put and call options on such futures contracts. The Fund will enter into such transactions for hedging and other appropriate risk-management purposes or to increase return, in accordance with the rules and regulations of the CFTC and the Commission.

An interest rate futures contract is a standardized contract for the future delivery of a specified security (such as a U.S. Treasury Bond or U.S. Treasury Note) or its equivalent at a future date at a price set at the time of the contract. A stock index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. The Fund may only enter into futures contracts traded on regulated commodity exchanges.

Parties to a futures contract must make “initial margin” deposits to secure performance of the contract. There are also requirements to make “variation margin” deposits from time to time as the value of the futures contract fluctuates. The Fund is not a commodity pool and, in compliance with CFTC regulations currently in effect, may enter into any futures contracts and related options for “bona fide hedging” purposes and, in addition, for other purposes, provided that aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be “bona fide hedging” will not exceed 5% of the Fund’s net asset value, after taking into account unrealized profits and unrealized losses on any such contracts. The Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. In addition, certain provisions of the Code may limit the extent to which the Fund may enter into futures contracts or engage in options transactions.

Under regulations of the CFTC currently in effect, which may change from time to time, with respect to futures contracts to purchase securities or stock indices, call options on futures contracts purchased by the Fund and put options on futures contracts written by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the Commission is that the Fund’s long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or certain liquid assets held in a segregated account or “covered” in a manner similar to that described below for covered options on securities.

The Fund may either accept or make delivery of cash or the underlying instrument specified at the expiration of an interest rate futures contract or cash at the expiration of a stock index futures contract or, prior to expiration, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts are effected on the exchange on which the contract was entered into (or a linked exchange).

The Fund may purchase and write put and call options on interest rate futures contracts and stock index futures contracts in order to hedge all or a portion of its investments and may enter into closing purchase transactions with respect to options written by the Fund in order to terminate existing positions. There is no guarantee that such closing transactions can be effected at any particular time or at all. In addition, daily limits on price fluctuations on exchanges on which the Fund conducts its futures and options transactions may prevent the prompt liquidation of positions at the optimal time, thus subjecting the Fund to the potential of greater losses.

An option on an interest rate futures contract or stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a stock index futures contract or interest rate futures contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).

With respect to options purchased by the Fund, there are no daily cash payments made by the Fund to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to the Sub-Adviser's ability to predict correctly changes in interest rate relationships or other factors. No assurance can be given that the Sub-Adviser's judgment in this respect will be correct.

Interest Rate Swaps and Options Thereon (“Swaptions”)

The Fund may enter into interest rate swap agreements and may purchase and sell put and call options on such swap agreements, commonly referred to as swaptions. The Fund will enter into such transactions for hedging some or all of its interest rate exposure in its holdings of preferred securities and debt securities. Interest rate swap agreements and swaptions are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the Commission.

An interest rate swap is an agreement between two parties where one party agrees to pay a contractually stated fixed income stream, usually denoted as a fixed percentage of an underlying “notional” amount, in exchange for receiving a variable income stream, usually based on LIBOR, and denoted as a percentage of the underlying notional amount. From the perspective of a fixed rate PAYER, if interest rates rise, the payer will expect a rising level of income since the payer is a receiver of floating rate income. This would cause the value of the swap contract to rise in value, from the payer's perspective, because the discounted present value of its obligatory payment stream is diminished at higher interest rates, all at the same time it is receiving higher income. Alternatively, if interest rates fall, the reverse occurs and it simultaneously faces the prospects of both a diminished floating rate income stream and a higher discounted present value of his fixed rate payment obligation. For purposes of completing the analysis, these value changes all work in reverse from the perspective of a fixed rate receiver.

A swaption is an agreement between two parties where one party purchases the right from the other party to enter into an interest rate swap at a specified date and for a specified “fixed rate” yield (or “exercise” yield). In a pay-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a payer of fixed rate and receiver of variable rate, while the writer of the swaption has the obligation to enter into the other side of the interest rate swap. In a received-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a receiver of fixed rate and a payer of variable rate, while the writer of the swaption has the obligation to enter into the opposite side of the interest rate swap.

A pay fixed swaption is analogous to a put option on Treasury securities in that it rises in value as interest rate swap yields rise. A receive fixed swaption is analogous to a call option on Treasury securities in that it rises in value as interest rate swap yields decline. As with other options on securities, indices, or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component. The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying interest rate swap. The intrinsic value component measures the degree to which an option is in-the-money, if at all. The time premium represents the difference between the actual price of the swaption and the intrinsic value.

It is customary market practice for swaptions to be “cash settled” rather than an actual position in an interest rate swap being established at the time of swaption expiration. For reasons set forth more fully below, the Sub-Adviser expects to enter strictly into cash settled swaptions, i.e., where the exercise value of the swaption is determined by reference to the market for  interest rate swaps then prevailing.

Credit Derivatives

The Fund may enter into credit derivative transactions, either to hedge credit exposure or to gain exposure to an issuer or group of issuers more economically than can be achieved by investing directly in preferred or debt securities. Credit derivatives fall into two broad categories: credit default swaps and market spread swaps, both of which can reference either a single issuer or obligor or a portfolio of preferred and/or debt securities. In a credit default swap, which is the most common form of credit derivative, the purchaser of credit protection makes a periodic payment to the seller (swap counterparty) in exchange for a payment by the seller should a referenced security or loan, or a specified portion of a portfolio of such instruments, default during the life of the swap agreement. If there were a default event as specified in the swap agreement, the buyer either (i) would receive from the seller the difference between the par (or other agreed-upon) value of the referenced instrument(s) and the then-current market value of the instrument(s) or (ii) have the right to make delivery of the reference instrument to the counterparty. If there were no default, the buyer of credit protection would have spent the stream of payments and received no benefit from the contract. Market spread swaps are based on relative changes in market rates, such as the yield spread between a preferred security and a benchmark Treasury security, rather than default events.

In a market spread swap, two counterparties agree to exchange payments at future dates based on the spread between a reference security (or index) and a benchmark security (or index). The buyer (fixed-spread payer) would receive from the seller (fixed-spread receiver) the difference between the market rate and the reference rate at each payment date, if the market rate were above the reference rate. If the market rate were below the reference rate, then the buyer would pay to the seller the difference between the reference rate and the market rate. The Fund may utilize market spread swaps to "lock in" the yield (or price) of a security or index without having to purchase the reference security or index. Market spread swaps may also be used to mitigate the risk associated with a widening of the spread between the yield or price of a security in the Fund's portfolio relative to a benchmark Treasury security. Market spread options, which are analogous to swaptions, give the buyer the right but not the obligation to buy (in the case of a call) or sell (in the case of a put) the referenced market spread at a fixed price from the seller. Similarly, the seller of a market spread option has the obligation to sell (in the case of a call) or buy (in the case of a put) the referenced market spread at a fixed price from the buyer. Credit derivatives are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the Commission.

Interest Rate Swaps, Swaptions and Credit Derivatives (General)

The pricing and valuation terms of interest rate swaps, swaptions and credit derivatives are not standardized and there is no clearinghouse whereby a party to the agreement can enter into an offsetting position to close out a contract. Interest rate swaps, swaptions, and credit derivatives are usually (1) between an institutional investor and a broker/dealer firm or bank or (2) between institutional investors. In addition, substantially all swaps are entered into subject to the standards set forth by the International Swaps & Derivatives Association (“ISDA”). ISDA represents participants in the privately negotiated derivatives industry. It helps formulate the investment industry's position on regulatory and legislative issues, develops international contractual standards, and offers arbitration on disputes concerning market practice.

The Fund’s Sub-Adviser expects that the Fund will be subject to the initial and subsequent mark-to-market collateral requirements that are standard among ISDA participants. These requirements help insure that the party who is a net obligor at current market value has pledged for safekeeping, to the counterparty or its agent, sufficient collateral to cover any losses should the obligor become incapable, for whatever reason, of fulfilling its commitments under the swap or swaption agreements. This is analogous, in many respects, to the collateral requirements in place on regular futures and options exchanges. The Fund will be responsible for monitoring the market value of all derivative transactions to insure that they are properly collateralized.

The Fund has instituted procedures for valuing interest rate swap, swaption, or credit derivative positions to which it is party. Interest rate swaps, swaptions, and credit derivatives will be valued by the counterparty to the swap or swaption in question. Such valuation will then be compared with the valuation provided by a broker/dealer or bank that is not a party to the contract. In the event of material discrepancies, the Fund has procedures in place for valuing the swap or swaption, subject to the direction of the Fund's Board, which include reference to (1) third-party information services, such as Bloomberg, and (2) comparison with the Sub-Adviser's valuation models.

The use of interest rate swaps, swaptions, and credit derivatives, as the foregoing discussion suggests, are subject to risks and complexities beyond what might be encountered in standardized, exchange traded options and futures contracts. Such risks include operational risks, valuation risks, credit risks, and/or counterparty risk (i.e., the risk that the counterparty cannot or will not perform its obligations under the agreement). In addition, at the time the interest rate swap, swaption, or credit derivative reaches its scheduled termination date, there is a risk that the

Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund.

While the Fund may utilize interest rate swaps, swaptions, and credit derivatives for hedging purposes or to enhance total return, their use might result in poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell or pledge a portion of its underlying portfolio of securities in order to meet daily mark-to-market collateralization requirements at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund's portfolio holdings and swaps, swaptions, or credit derivatives entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Further, the Fund's use of swaps, swaptions, and credit derivatives to reduce risk involves costs and will be subject to the Adviser's ability to predict correctly changes in interest rate relationships, volatility, credit quality or other factors. No assurance can be given that the Sub-Adviser's judgment in this respect will be correct.

Secondary Market Risk

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs for the Fund.

Stock Index Options

The Fund may (i) purchase stock index options, (ii) sell stock index options, and/or (iii) write covered options on stock indexes for any purpose. Stock index options are put options and call options on various stock indexes.  A stock index fluctuates with changes in the market values of the stock included in the index. Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas The Fund’s use of stock index options is subject to certain risks. Successful use by the Fund of options on stock indexes will be subject to the ability of the portfolio manager to correctly predict movements in the direction of the stock market.

In addition, the Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and the Fund’s securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based. Options transactions may result in significantly higher transaction costs for the Fund.

Covered Calls

The Fund may sell covered call options in an attempt to generate increased income from a security in which the Fund holds a long position. A call option written by the Fund on a security is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund.  Covered call risk is the risk that the Fund, as a writer of a covered call option, does not generate increased income from the asset. There are several additional risks associated with transactions in covered call options on securities used in connection with the Fund’s option strategy. For example, there may be significant differences between the securities and covered call options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use covered call options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Federal Income Tax Treatment of Futures Contracts and Options

The Fund’s transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the 98% distribution requirement for avoiding excise taxes.

Risks and Special Considerations Concerning Derivatives

The use of derivative instruments involves certain general risks and considerations as described below. The specific risks pertaining to certain types of derivative instruments are described below:

(1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio manager’s ability to predict movements of the securities, currencies, and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

(2) Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund.

(3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

(4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair the Fund’s ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

(5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(6) Systemic or “Interconnection” Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

(7) Leverage Risk. Leverage risk is the risk that the Fund may be more volatile than if it had not been leveraged due to leverage’s tendency to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

Dollar Rolls, When-Issued Securities or Forward Commitment Transactions

The Fund may engage in dollar rolls or purchase or sell securities on a when-issued or forward commitment basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities takes place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. A dollar roll is a contract to sell mortgage-backed securities as collateral against a commitment to repurchase similar, but not identical, mortgage-backed securities on a specified future date. The other party to the contract is entitled to all principal, interest, and prepayment cash flows while it holds the collateral. The Fund maintains with its custodian a segregated account containing high-grade liquid securities in an amount at least equal to the forward purchase obligation. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When purchasing securities on a when-issued or forward commitment basis, a segregated account of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.

Other Investment Companies

The Fund may invest in other investment companies (including affiliated investment companies) to the extent permitted by the Investment Company Act of 1940, as amended (“1940 Act”), or exemptive relief granted by the Securities and Exchange Commission (“SEC”).  Investing in another investment company subjects the Fund to the same risks associated with investing in the securities held by the applicable investment company. In addition, the benefit of investing in another investment company is largely dependent on the skill of the investment adviser of the underlying company and whether the associated fees and costs involved with investing in such company are offset by the potential gains. Investing in another investment company, including those affiliated with the Fund or its investment adviser, may subject the Fund to duplicative fees and expenses that may be payable to the adviser or its affiliates.

Lending of Portfolio Securities

The Fund may loan securities to broker-dealers or other institutional investors. Securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Fund exceeds 33 1/3% of its total assets (including the market value of collateral received). For purposes of complying with the Fund’s investment policies and restrictions, collateral received in connection with securities loans is deemed an asset of the Fund to the extent required by law. The amount of such compensation depends on the income generated by the loan of the securities. The Fund continues to receive dividends or interest, as applicable, on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.  Finally, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

Repurchase Agreements

The Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which securities are acquired by the Fund from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. However, Destra or the sub-advisers, as applicable, attempt to minimize this risk by entering into repurchase agreements only with financial institutions that are deemed to be of good financial standing.

Private Placement Offerings

The Fund may purchase securities in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“1933 Act”) (“Section 4(2) securities”). The Fund will not invest more than 15% of its net assets in Section 4(2) securities and illiquid securities unless the investment adviser or the sub-adviser, as applicable, determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the Trust’s Board of Trustees (“Board” or “Board of Trustees”) that any Section 4(2) securities held by the Fund in excess of this level are at all times liquid.

Temporary Defensive Position

While assuming a temporary defensive position, the Fund may invest in cash or cash equivalent short-term investment grade obligations, including: obligations of the U.S. Government, its agencies and instrumentalities; corporate debt securities, such as commercial paper, master demand notes, loan participation interests, medium-term notes and funding agreements; Yankeedollar and Eurodollar bank certificates of deposit, time deposits, and bankers’ acceptances; asset-backed securities; and repurchase agreements involving the foregoing obligations.  Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign entities, while Yankeedollar obligations are U.S. dollar obligations issued inside the United States by foreign entities. There is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers may use different accounting and financial standards, and the addition of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

MANAGEMENT

The management of the Trust, including general supervision of the duties performed for the Fund under the Investment Management Agreement, is the responsibility of the Board of Trustees. The Trust has four trustees, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and three of whom are not interested persons (referred to herein as “independent trustees”). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, Destra Advisors LLC or its affiliates. The names, business addresses and year of birth of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. The trustees of the Trust are trustees of 5 Destra-sponsored open-end funds (the “Destra Funds”).

Name, Business Address and Birth Year	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee Over the Last Five Years

Independent Trustees:
Diana S. Ferguson 901 Warrenville Rd. Suite 15 Lisle, IL 60532 Birth year: 1963	Trustee	Term—Indefinite* Length of Service—Since 2010	Chief Financial Officer (2010-present), Chicago Board of Education; Senior Vice President and Chief Financial Officer (2008), Folgers Coffee Company; Executive Vice President and Chief Financial Officer (2007-2008), Merisant Worldwide; Senior Vice President and Chief Financial Officer (2001-2007), Sara Lee Corporation	5	None

William M. Fitzgerald, Sr. 901 Warrenville Rd. Suite 15 Lisle, IL 60532 Birth year: 1964	Trustee	Term—Indefinite* Length of Service—Since 2010	Founder, Global Infrastructure Asset Management LLC; Managing Director (1988-2007), Nuveen Investments LLC; Chief Investment Officer (2000-2007), Nuveen Asset Management	5	Director, Syncora Holdings Ltd. and its affiliates, Syncora Guarantee Inc. and Syncora Capital Assurance Inc. – Financial Guarantee Company (2009 to present)

Name, Business Address and Birth Year	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee Over the Last Five Years

Louis A. Holland, Jr. 901 Warrenville Rd. Suite 15 Lisle, IL 60532 Birth year: 1964	Trustee	Term—Indefinite* Length of Service—Since 2010	President and Chief Financial Officer (2008-present), CUMOTA LLC; Managing Director (2000-2008), Nuveen Investments	5
Trustee, Holland Capital Management-Asset Management Industry (2008-present); Trustee, Lumifi-Search Technology (2006-2009); Trustee, HP Schmaltz-Restaurants (2006-present); Trustee, Jobs For Youth ((2006-present); Trustee, PADS (2010-present)

Interested Trustee:

Nicholas Dalmaso** 901 Warrenville Rd. Suite 15 Lisle, IL 60532 Birth year: 1965	Trustee, Chief Executive Officer, Secretary	Term—Indefinite* Length of Service—Since 2010	Co-Chairman, General Counsel and Chief Operating Officer of Destra Capital Management LLC, President, Chief Operating Officer, and General Counsel, Destra Advisors LLC; President, Chief Operating Officer and General Counsel, Destra Investments LLC; (2001-2008) General Counsel and Chief Administrative Officer, Claymore Securities, Inc.	5	None
_________
*	Each trustee serves for the lifetime of the Trust until removal, resignation or retirement and his or her successor is elected.
**	Mr. Dalmaso is an “interested person” of the Trust, as defined in the 1940 Act, by reason of his positions with and ownership of Destra Capital Management LLC and its subsidiaries.

Name, Business Address and Birth Year	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years
Officers of the Trust:
Steven M. Hill 901 Warrenville Rd. Suite 15 Lisle, IL 60532 Birth year: 1964	Chief Financial Officer	Term—Indefinite Length of Service—Since 2010	Senior Managing Director, Destra Capital Management LLC, Destra Advisors LLC and Destra Investments LLC; Senior Managing Director (2003-2010), Claymore Securities, Inc.

Anne Kochevar 901 Warrenville Rd. Suite 15 Lisle, IL 60532 Birth year: 1963	Chief Compliance Officer	Term—Indefinite Length of Service—Since 2010	Senior Managing Director, Destra Capital Management LLC, Destra Advisors LLC and Destra Investments LLC; Senior Managing Director (2002-2010), Claymore Securities, Inc.

Board Leadership Structure and Risk Oversight

The Board of Trustees oversees the operations and management of the Destra Funds, including the duties performed for the Destra Funds by Destra, the investment adviser.  None of the Trustees who are not “interested persons” of the Trust, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, Destra, Destra Investments LLC, Destra Capital Management LLC,  or their affiliates.  In addition, the officers of the Trust hold the same positions with the other Destra Funds as they hold with the Trust.

The management of the Fund, including general supervision of the duties performed for the Fund under the advisory agreement between the Trust, on behalf of the Fund, and the Adviser, is the responsibility of the Board of Trustees.  The Trustees set broad policies for the Fund, choose the Trust’s officers, and hire the Fund’s investment adviser, sub-adviser and other service providers.  The officers of the Trust manage the day-to-day operations and are responsible to the Trust’s Board.  The Trust’s Board is composed of three Independent Trustees and one Interested Trustee.  The Interested Trustee, Nicholas Dalmaso serves as both the Chief Executive Officer for the Destra Funds and the Chairman of the Board of the Destra Funds.

Annually, the Board will review its governance structure and the committee structures, their performance and functions and reviews any processes that would enhance Board governance over the Fund’s business.  The Board has determined that its leadership structure is appropriate based on the characteristics of the funds it serves and the characteristics of the Destra Funds as a whole.

In order to streamline communication between Destra and the Independent Trustees and create certain efficiencies, the Board has a Lead Independent Trustee who is responsible for:  (i) coordinating activities of the Independent Trustees; (ii) working with Destra, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Fund’s service providers, particularly Destra; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee.  The Lead Independent Trustee is selected by the Independent Trustees and serves until his successor is selected.  Louis A. Holland. Jr. currently serves as the Lead Independent Trustee.

The Board has established three standing committees (as described below) and has delegated certain of its responsibilities to those committees.  The Board and its committees meet frequently throughout the year to oversee the Fund’s activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements, and review Fund performance.  The Independent Trustees are represented by independent legal counsel at all Board and committee meetings.  Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

The three standing committees of the Destra Funds are:  the Nominating and Governance Committee, the Valuation Committee and the Audit Committee.  The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Trust’s Board of Trustees.  Ms. Ferguson and Messrs. Fitzgerald and Holland are members of the Nominating and Governance Committee.  If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including shareholders.  When a vacancy on the Board of Trustees of the Destra Funds occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund.  To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund shall mail such recommendation to Nicholas Dalmaso, Secretary, at the Fund’s address, 901 Warrenville Road, Suite 15, Lisle, IL 60532.  Such recommendation shall include the following information:  (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate’s background, including their education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an “interested person” in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate’s independence; and (v) any other information that may be helpful to the Committee in evaluating the candidate.  If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chairman of the Nominating and Governance Committee and the counsel to the Independent Trustees.  Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination.

The Valuation Committee is responsible for the oversight of the pricing procedures of the Fund.  Ms. Ferguson and Messrs. Fitzgerald and Holland are members of the Valuation Committee.

The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to Board approval).  Ms. Ferguson and Messrs. Fitzgerald and Holland serve on the Audit Committee.

As part of the general oversight of the Fund, the Board is involved in the risk oversight of the Fund.  The Board has adopted and periodically reviews policies and procedures designed to address the Fund’s risks.  Oversight of investment and compliance risk, including oversight of any sub-advisers, is performed primarily at the Board level in conjunction with Destra’s investment oversight group and the Trust’s Chief Compliance Officer (“CCO”).  Oversight of other risks also occurs at the committee level.  Destra’s investment oversight group reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance as well as information related to sub-advisers and their operations and processes.  The Board reviews reports on the Fund’s and the service providers’ compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Fund’s and the service providers’ compliance programs.  The Audit Committee reviews with Destra the Fund’s major financial risk exposures and the steps Destra has taken to monitor and control these exposures, including the Fund’s risk assessment and risk management policies and guidelines.  The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.  The Nominating and Governance Committee monitors all matters related to the corporate governance of the Fund.  The Valuation Committee monitors valuation risk and compliance with the Fund’s Valuation Procedures and oversees the pricing agents and actions by Destra’s Pricing Committee with respect to the valuation of portfolio securities.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects.  It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or Destra or other service providers.  Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals.  As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Board Diversification and Trustee Qualifications

As described above, the Nominating and Governance Committee of the Board oversees matters related to the nomination of Trustees.  The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations, and other individual characteristics and traits in the aggregate.  Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability, and if qualifying as an Independent Trustee, independence from Destra, sub-advisers, underwriters or other service providers, including any affiliates of these entities.

For each current Trustee each of the experiences, qualifications and attributes described in “Management” and described below have led to the conclusion, as of the date of this SAI, that each Trustee should serve as a trustee.  References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Diana S. Ferguson.  Ms. Ferguson has experience as Chief Financial Officer of the Chicago Board of Education, Folgers Coffee Company, Merisant Worldwide and Sara Lee Corporation; as Senior Vice President of Folgers Coffee Company and Sara Lee Corporation and as Executive Vice President of Merisant Worldwide.  Her work experience and educational background has prepared her to be a Trustee.

William M. Fitzgerald, Sr.  Mr. Fitzgerald has experience as a founder of Global Infrastructure Asset Management LLC, a Managing Director of Nuveen Investments LLC and Chief Investment Officer of Nuveen Asset Management.  His work experience in the mutual fund industry and educational background has prepared him to be a Trustee.

Louis A. Holland, Jr.  Mr. Holland has experience as President and Chief Financial Officer of CUMOTA LLC and Managing Director of Nuveen Investments.  His work experience in the mutual fund industry and educational background has prepared him to be a Trustee.

Nicholas Dalmaso.  Mr. Dalmaso was the initial Trustee of the Trust.  He has experience as General Counsel and Chief Administrative Officer at Claymore Securities, Inc.  His work experience in the mutual fund industry and educational background has prepared him to be a Trustee.

The following compensation table provides information for the current fiscal year, including estimates for future payments that would be made during the remainder of the fiscal year.  The Trust has no retirement or pension plans.  The officers and Trustee who is an “interested person” as designated above serve without any compensation from the Trust.  The Trust has no employees.  Its officers are compensated by Destra.

Name of Person, Position	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Destra Funds Paid to Trustees
Diana S. Ferguson, Trustee	$12,000	$0	$0	$12,000
William M. Fitzgerald, Sr., Trustee	$12,000	$0	$0	$12,000
Louis A. Holland, Jr., Trustee	$12,000	$0	$0	$12,000
Nicholas Dalmaso, Trustee	$0	$0	$0	$0
______________

The Independent Trustees shall be paid $2,500 as annual compensation for serving as an Independent Trustees of the Trust and $500 as annual compensation for serving on a committee of the Board of Trustees.  Such compensation is paid in four equal installments in conjunction with each quarterly Board meeting.  In addition, the Trustees are reimbursed by the Trust for expenses incurred as a result of their attendance at meetings of the Trustees or any committees of the Board.

Share Ownership

As of  March 31, 2011, the dollar range of equity securities beneficially owned by the trustees is provided in the following table:
Name of Trustee	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Diana S. Ferguson	$0	$0
William M. Fitzgerald, Sr.	$0	$0
Louis A. Holland, Jr.	$0	$0

Nicholas Dalmaso	$0	$0
__________
*	Because the Fund is newly created, no trustees owned shares of the Fund as of March 31, 2011.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

A control person is a shareholder that 1) beneficially owns, directly or through controlled companies, more than 25% of the voting securities of a company, 2) acknowledges or asserts the existence of control, or 3) has a final adjudication under section 2(a)(9) of the 1940 Act that control exists. A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of any class of the Fund. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund. As of the date of this Statement of Additional Information, the Fund did not have any outstanding shares.

As of  March 31, 2011, the officers and trustees of the Fund, in the aggregate, owned no shares of the Fund.

INVESTMENT ADVISER AND SUB-ADVISER

Investment Adviser

Destra Advisors LLC (“Destra”) is the investment adviser of the Fund, with responsibility for the overall management of the Fund. It is also responsible for managing the Fund’s business affairs and providing day-to-day administrative services to the Fund.  Destra, 901 Warrenville Road, Suite 15, Lisle, IL 60532, is a Delaware limited liability company and is a wholly-owned subsidiary of Destra Capital Management LLC, a holding company.  It is an affiliate of Destra Investments LLC, the principal underwriter of the Fund’s shares.  Destra Investments LLC is also located at 901 Warrenville Road, Suite 15, Lisle, IL 60532.

For the management services provided by Destra, the Fund has agreed to pay a monthly fee in an annual amount equal to 0.75% of the Fund’s daily net assets. Destra has agreed to contractually waive its management fee and/or assume the other expenses in order to limit the total annual fund operating expenses of each Fund to certain limits until at least March 31, 2014.

The Fund, Destra and other related entities have adopted codes of ethics which significantly restricts Destra Funds personnel with access to non-public portfolio information from certain personal investment transactions. These codes of ethics contain policies restricting securities trading in personal accounts of the officers, Trustees and others who normally come into possession of information on portfolio transactions.  These codes of ethics are on public file with, and are available from, the SEC.

Sub-Adviser

Destra has selected Flaherty & Crumrine Incorporated (“Flaherty & Crumrine”), 301 East Colorado Blvd., Suite 720, Pasadena, California 91101, as sub adviser to manage the investment portfolio of the Fund.   Pursuant to an investment sub-advisory agreement, Destra has agreed to pay an annualized advisory fee to Flaherty & Crumrine a portfolio management fee (the “Management Fee”) equal to 50% of the advisory fee paid to Destra for its services to the Fund (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Destra in respect of the Fund).

Portfolio Managers

The following paragraphs provide certain information with respect to the portfolio managers of the Fund and the material conflicts of interest that may arise in connection with their management of the investments of the Fund, on the one hand, and the investments of other client accounts for which they have responsibility, on the other hand.

R. Eric Chadwick, Donald F. Crumrine, Robert M. Ettinger and Bradford S. Stone jointly serve as the Portfolio Managers of the Fund.

The tables below illustrate other accounts where each of the above-mentioned four portfolio managers has significant day-to-day management responsibilities as of February 28, 2011.  The portfolio managers do not receive performance based fees with respect to any account that the manage.

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets
R. Eric Chadwick	Registered Investment Companies	4	$1,715,990,503
	Other Pooled Investment Vehicles	1	$168,117,226
	Other Accounts	12	$2,391,306,581
Donald F. Crumrine	Registered Investment Companies	4	$1,715,990,503
	Other Pooled Investment Vehicles	1	$168,117,226
	Other Accounts	12	$2,391,306,581
Robert M. Ettinger	Registered Investment Companies	4	$1,715,990,503
	Other Pooled Investment Vehicles	1	$168,117,226
	Other Accounts	12	$2,391,306,581
Bradford S. Stone	Registered Investment Companies	4	$1,715,990,503
	Other Pooled Investment Vehicles	1	$168,117,226

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets
Other Accounts	12	$2,391,306,581

Conflicts of Interest.  In addition to the Fund, the Portfolio Managers jointly manage accounts for four U.S. closed-end funds, one Canadian fund and other institutional clients.

As a result, potential conflicts of interest may arise as follows:

•
Allocation of Limited Time and Attention. The Portfolio Managers may devote unequal time and attention to the management of all accounts. As a result, the Portfolio Managers may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote substantially more attention to the management of one account.

•
Allocation of Limited Investment Opportunities. If the Portfolio Managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among other accounts.

•
Pursuit of Differing Strategies. At times, the Portfolio Managers may determine that an investment opportunity may be appropriate for only some accounts or may decide that certain of these accounts should take differing positions (i.e., may buy or sell the particular security at different times or the same time or in differing amounts) with respect to a particular security. In these cases, the Portfolio Manager may place separate transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

•
Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differ among accounts. While the Flaherty & Crumrine only charges fees based on assets under management and does not receive a performance fee from any of its accounts, and while it strives to maintain uniform fee schedules, it does have different fee schedules based on the differing advisory services required by some accounts. Consequently, though the differences in such fee rates are slight, the Portfolio Managers may be motivated to favor certain accounts over others. In addition, the desire to maintain assets under management or to derive other rewards, financial or otherwise, could influence the Portfolio Managers in affording preferential treatment to those accounts that could most significantly benefit Flaherty & Crumrine.

Flaherty & Crumrine and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the sub-adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

Compensation.  Compensation is paid solely by Flaherty & Crumrine. Each Portfolio Manager receives the same fixed salary. In addition, each Portfolio Manager receives a bonus based on peer reviews of his performance and the total net investment advisory fees received by Flaherty & Crumrine (which are in turn based on the value of its assets under management). The Portfolio Managers do not receive deferred compensation, but participate in a profit-sharing plan available to all employees of the Adviser; amounts are determined as a percentage of the employee's eligible compensation for a calendar year based on IRS limitations. Each Portfolio Manager is also a shareholder of Flaherty & Crumrine and receives quarterly dividends based on his equity interest in the company.

Ownership of Securities. Because the Fund is newly launched, as of March 31, 2011, the Portfolio Managers do not beneficially own any shares of the Fund.

Proxy Voting Policies

The Trust has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

The Board of Trustees is responsible for oversight of the Fund’s proxy voting process. The Board has delegated day-to-day proxy voting responsibility to Flaherty & Crumrine. Flaherty & Crumrine’s Proxy Voting Policies and Procedures are set forth in Appendix A.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available upon request and without charge on the Fund’s website at http://www.destracapital.com, by calling (877) 287-9646 or by accessing the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS

Flaherty & Crumrine is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of Flaherty & Crumrine to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions, in light of the overall quality of brokerage and research services provided to the adviser and its advisees. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on the Fund’s futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Fund may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, the portfolio manager considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. Brokerage will not be allocated based on the sale of the Fund’s shares.

Section 28(e) of the Securities Exchange Act of 1934 permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting the transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include, but are not limited to, (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In light of the above, in selecting brokers, the portfolio managers consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the portfolio managers determine in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to Flaherty & Crumrine or the Fund.  Flaherty & Crumrine believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The Investment Management Agreement and the Sub-Advisory Agreement provide that such higher commissions will not be paid by the Fund unless Flaherty & Crumrine determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Fund to Destra under the Investment Management Agreement and the sub-advisory fees paid by Destra to Flaherty & Crumrine under the Sub-Advisory Agreement are not reduced as a result of receipt by either Destra or Flaherty & Crumrine of research services.

Flaherty & Crumrine places portfolio transactions for other advisory accounts managed by it. Research services furnished by firms through which the Fund effects its securities transactions may be used by Flaherty & Crumrine in servicing all of its accounts; not all of such services may be used by Flaherty & Crumrine in connection with the Fund. Flaherty & Crumrine believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, Flaherty & Crumrine believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. Flaherty & Crumrine seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by Flaherty & Crumrine are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

Under the 1940 Act, the Fund may not purchase portfolio securities from any underwriting syndicate of which Destra Investments LLC is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by the Fund, the amount of securities that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

NET ASSET VALUE

As stated in the Fund’s Prospectus, the net asset value (“NAV”) of the shares of each class of the Fund is determined once each day the New York Stock Exchange (the “NYSE”) is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV for each class of the Fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares for the class. In determining NAV, securities listed on an Exchange, the Nasdaq National Market, and foreign markets are generally valued at the closing prices on such markets. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Fund are traded primarily in the over-the-counter markets. Valuations of such securities are furnished by one or more pricing services employed by the Fund and approved by the trustees and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter markets are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. The Fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities, and ratings.

Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the trustees (the “Valuation Procedures”). Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Fund may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund’s NAV is not calculated. The Fund calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.

To the extent there are any errors in the Fund’s NAV calculation, Destra may, at its discretion, reprocess individual shareholder transactions so that each shareholder’s account reflects the accurate corrected NAV.

PURCHASES

Shares of the Fund can generally be purchased only through institutional channels such as financial intermediaries and retirement platforms.  Shares or classes of the Fund may be purchased without upfront sales charges by certain retirement plans and clients of investment advisers, but these clients will typically pay asset-based fees for their investment advisers’ advice, which are on top of the Fund’s expenses. Certain shares or classes of the Fund may also be purchased without upfront sales charges or transactional charges by persons who invest through mutual fund “supermarket” programs of certain financial intermediaries that typically do not provide investment recommendations or the assistance of an investment professional.

Certain designated organizations are authorized to receive purchase orders on the Fund’s behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by the Fund when authorized organizations, their agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Fund within contractually specified periods. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. In order to receive a day’s price, your order for any class of Shares must be received in good order by the close of the regular trading session of the NYSE as described above in “Net Asset Value.” Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Your financial intermediary, plan documents or the Fund’s Prospectus will provide you with detailed information about investing in the Fund.

The expenses to be borne by specific classes of Shares may include (i) transfer agency fees attributable to a specific class of Shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of Shares, (iii) SEC and state securities registration fees incurred by a specific class of Shares, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of Shares, (v) litigation or other legal expenses relating to a specific class of Shares, (vi) directors’ fees or expenses incurred as a result of issues relating to a specific class of Shares, (vii) accounting expenses relating to a specific class of Shares and (viii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of Shares.

The Fund anticipates that the operating expenses for the Class P shares will be in excess of the operating expenses for the other share classes due to the services provided to the Class P shares that are not provided to the other share classes.  Accordingly, the Fund may pay up to 0.25% of net assets in an annual administrative fee for Class P shares for certain administrative services or other shareholder services provided by intermediaries on behalf of the shareholders of the Fund.  These administrative fees are paid by the shares of the Fund to Destra Investments, who then reimburses eligible intermediaries.

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control (“OFAC”), and a review of all new account applications. The Trust does not intend to transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

The Fund does not issue share certificates. Shares will be registered in the name of the investor or the investor’s financial adviser. A change in registration or transfer of shares held in the name of a financial adviser may only be made by an order in good form from the financial adviser acting on the investor’s behalf.

Class A Shares

The price you pay for Class A shares is the public offering price, which is the NAV next determined after the Fund or its agent receives in good order your order plus an initial sales charge, if applicable, based on the amount invested as set forth in the table. The Fund receives the NAV. The sales charge is allocated between your financial intermediary and Destra Investments LLC, the Fund’s distributor, as shown in the table, except where Destra Investments LLC, in its discretion, allocates up to the entire amount to your financial intermediary. Sales charges, as expressed as a percentage of offering price, a percentage of your net investment, and as a percentage of the sales charge reallowed to financial intermediaries, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding. Although you pay no initial sales charge on purchases of $1,000,000 or more, Destra Investments LLC may pay, from its own resources, a commission to your financial intermediary on such investments.
	Class A Shares Sales Charge as a Percentage of:
Amount of Purchase at Offering Price	Offering Price(1)	Net Amount Invested	Amount of Sales Charge Reallowed to Financial Intermediaries as a Percentage of Offering Price
Less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.25%
$250,000 but less than $500,000	2.75%	2.83%	2.25%
$500,000 but less than $1,000,000	2.25%	2.30%	1.75%
$1,000,000 or more	None(2)	None	None(3)
1	Offering Price includes the initial sales charge.
2	A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 18 months of purchase.
3	Destra Investments may pay financial intermediaries commissions on purchases of Class A Shares as follows:
●	1.00% on amounts from $1,000,000 to $4,000,000;
●	plus 0.50% on amounts greater than $4,000,000 to $10,000,000;
●	plus 0.25% on amounts over $10,000,000.

As described in the Prospectus, there are several ways you can combine multiple purchases of Class A Shares of the Fund and other Destra Funds that are offered with a sales charge to take advantage of lower sales charges.

Class C Shares

Class C shares of the Fund are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by the Fund or its authorized agent.

Destra Investments LLC may compensate your financial intermediary at the time of sale at a commission rate of up to 1.00% of the NAV of the Class C shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C shares.

Class P Shares and Class I Shares

Class P shares and Class I shares of the Fund are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by the Fund or its authorized agent.  In addition, Class P shares allow for payment of up to 0.25% of net assets to financial intermediaries for providing distribution or other shareholder services to their clients.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

Class A Shares

As described in the Prospectus, Class A shares have adopted distribution and shareholder servicing plans (the “Class A Plan”) in accordance with Rule 12b-1 under the 1940

Act. The Class A Plan is a compensation type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets of Class A shares of the Fund for activities that are primarily intended to result in the sale and/or shareholder servicing of Class A shares of such Fund, including, but not limited to, printing and delivering prospectuses, statements of additional information, shareholder reports, proxy statements, and marketing materials related to Class A shares to prospective and existing investors; providing educational materials regarding Class A shares; providing facilities to answer questions from prospective and existing investors about the Fund; receiving and answering correspondence; complying with federal and state securities laws pertaining to the sale of Class A shares; assisting investors in completing application forms and selecting dividend and other account options; and any other activities for which “service fees” may be paid under Rule 2830 of the Financial Industry Regulatory Authority, Inc. (“FINRA”) Conduct Rules. Payments under the Class A Plan is not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. Payments are made to Destra Investments LLC, the Fund’s distributor, who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries’ customers.

Class C Shares

As described in the Prospectus, Class C shares have adopted a distribution and shareholder servicing plan (the “Class C Plan”) in accordance with Rule 12b-1 under the 1940

Act. The Class C Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C shares of the Fund for activities which are primarily intended to result in the sale of Class C shares of such Fund. In addition, the Class C Plan permits the payment of up to 0.25% of the average daily net assets of Class C shares of the Fund for shareholder servicing activities including, but not limited to, providing facilities to answer questions from existing investors about the Fund; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which “service fees” may be paid under Rule 2830 of the FINRA Conduct Rules. Payments under the Class C Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred.

Destra Investments LLC is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C shares to recoup its expenses with respect to the payment of commissions on sales of Class C shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C shares, although Destra Investments LLC may, pursuant to a written agreement between Destra Investments LLC and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C shares.

Class P Shares

As described in the Prospectus, Class P shares have adopted distribution and shareholder servicing plans (the “Class P Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Class P Plan is a compensation type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets of Class P shares of the Fund for activities that are primarily intended to result in the sale and/or shareholder servicing of Class P shares of such Fund, including, but not limited to, printing and delivering prospectuses, statements of additional information, shareholder reports, proxy statements, and marketing materials related to Class P shares to prospective and existing investors; providing educational materials regarding Class P shares; providing facilities to answer questions from prospective and existing investors about the Fund; receiving and answering correspondence; complying with federal and state securities laws pertaining to the sale of Class P shares; assisting investors in completing application forms and selecting dividend and other account options; and any other activities for which “service fees” may be paid under Rule 2830 of the FINRA Conduct Rules. Payments under the Class P Plan is not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. Payments are made to Destra Investments LLC, who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries’ customers.

Renewal, Amendment and Termination

The Class A Plan, Class C Plan and Class P Plan (individually, a “Plan” and collectively, the “Plans”) and any Rule 12b-1 related agreement that is entered into by the Fund in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the trustees, and of a majority of the trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (“12b-1 Trustees”). All material amendments to any Plan must be approved by a majority vote of the trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, any Plan may be terminated as to the Fund at any time, without penalty, by vote of a majority of the outstanding shares of that class of that Fund or by vote of a majority of the 12b-1 Trustees.

REDEMPTIONS

Redemptions, like purchases, may generally be effected only through institutional channels such as financial intermediaries and retirement platforms. In certain circumstances, Class I shares may be redeemed directly with the Fund. Certain designated organizations are authorized to receive redemption orders on the Fund’s behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Fund when authorized organizations, their agents, or affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of the Fund, by delivery of securities selected from its assets at its discretion. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under “Net Asset Value” and such valuation will be made as of the same time the redemption price is determined.

The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

Class A Shares

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A shares purchased without a sales load and redeemed within 18 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A shares redeemed.

Class C Shares

A CDSC of 1.00% will be deducted with respect to Class C shares redeemed within 18 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C shares redeemed.

Class P Shares and Class I Shares

A redemption fee of 2.00% will be deducted from a shareholder’s redemption proceeds with respect to Class P shares and Class I shares of the Fund redeemed within 90 days of purchase, unless waived, as discussed in the Prospectus.

Processing or Service Fees

Broker-dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. Each individual dealer determines and should disclose to its customers the amount and applicability of such a fee. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this Statement of Additional Information. Consult your broker-dealer for specific information about any processing or service fees you may be charged.

TAX MATTERS

Federal Income Tax Matters

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of this Statement of Additional Information. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences. This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, Fund’s counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund. Consequently, this summary may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law. As with any investment, you should seek advice based on your individual circumstances from your own tax professional.

Fund Status. The Fund intends to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Qualification as a Regulated Investment Company. As a regulated investment company, the Fund will not be subject to federal income tax on the portion of its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net investment company taxable income for the year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below. Pending legislation would allow certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.  The Fund also intends to make such distributions as are necessary to avoid the otherwise applicable 4% non-deductible excise tax on certain undistributed earnings.

In addition to satisfying the Distribution Requirement, the Fund must derive at least 90% of its gross income from (1) dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or non-U.S. currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (2) net income derived from an interest in “qualified publicly traded partnerships” (as such term is defined in the Code). The Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund’s taxable year, (1) 50% or more of the value of the Fund’s assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund’s assets may be invested in securities of (a) any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses or (b) in the securities of one or more “qualified publicly traded partnerships” (as such term is defined in the Code).

Distributions. Fund distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the Fund’s distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.  Under the “Health Care and Education Reconciliation Act of 2010,” income from the Fund may also be subject to a new 3.8 percent “medicare tax” imposed for taxable years beginning after 2012. This tax will generally apply to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

Dividends Received Deduction. A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund, because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

If You Sell or Redeem Shares. If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

Taxation of Capital Gains and Losses. If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 0% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2013. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% for net capital gains from most property acquired after December 31, 2000 with a holding period of more than five years, and the 10% rate is reduced to 8% for net capital gains from most property (regardless of when acquired) with a holding period of more than five years.  Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. In addition, the Code treats certain capital gains as ordinary income in special situations.

Taxation of Certain Ordinary Income Dividends. Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the new capital gains tax rates.

In-Kind Distributions. Under certain circumstances, as described in the Prospectus, you may receive an in-kind distribution of Fund securities when you redeem shares or when the Fund terminates. This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received. The Internal Revenue Service could, however, assert that a loss may not be currently deducted.

Exchanges. If you exchange shares of your Fund for shares of another Destra Fund, the exchange would generally be considered a sale for federal income tax purposes.

Deductibility of Fund Expenses. Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual’s adjusted gross income.

Non-U.S. Tax Credit. If the Fund invests in any non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Investments in Certain Non-U.S. Corporations. If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs will not be treated as qualified dividend income.

Non-U.S. Investors. If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund designates as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly designated by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. In the case of dividends with respect to taxable years of the Fund beginning prior to 2012, distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.  In addition, distributions after December 31, 2012 may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners.

FREQUENT TRADING

The Fund’s Frequent Trading Policy is as follows:

Frequent purchases and redemptions of Fund shares by Fund shareholders may present risks to other shareholders in the Fund.  These risks may include disruption of portfolio investment strategies, with potential resulting harm to performance, and increased trading costs or Fund expenses.  Therefore, the Board needs to assess whether it is in the best interests of the Fund, overall, to limit individual shareholders’ rights to engage in frequent purchases and redemption of Fund shares.

The Fund was designed for long-term investors and is not designed for shareholders who engage in frequent purchases and redemption of Fund shares.  These Frequent Trading Policies and Procedures endeavor to detect and deter frequent trading that may be harmful to shareholders, and that is pursued for the purpose of attempting to profit from anticipated short-term market moves up or down (“market timing”).

1.General.  The Fund discourages and has established policies and procedures designed to detect and deter frequent trading by investors that is believed to be engaged in for the purpose of market timing.

Shares of the Fund may be held through accounts held in the name of a financial intermediary.  These accounts may be comprised of multiple investors whose purchases and redemptions are aggregated and netted before being submitted to the Fund.  The Fund may not have access to information regarding trading activity by individual investors in such accounts and therefore may be unable to monitor individual investors for violations of the Fund’s policy.  The Fund or its agents will seek to have financial intermediaries either provide the necessary individual investor information to the Fund or monitor the trading activity of the individual investors to detect and deter market timing.

2.Restrictions on purchases and redemptions.  The Fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor for any reason including excessive, short-term or other abusive trading practices which may disrupt portfolio management strategies and harm performance.  The Fund may, at

Destra’s sole discretion, exercise these rights for any reason, including any trading believed to fall within the definition of market timing.

The Fund also reserves the right to delay delivery of redemption proceeds up to seven days or to honor certain redemptions with securities, rather than cash.

3.Redemption Fees.  For Class P and I shares, to deter market timing, the Fund imposes a redemption fee on shares redeemed (or exchanged) within 30 days of purchase.  The redemption fee is assessed on the value of the shares sold or exchanged and is retained by the Fund.  Destra reserves the right to waive the redemption fee on behalf of the Fund in accordance with policies approved by the Board of Trustees and disclosed in the Prospectus Statement of Additional Information.  Any such waiver will be reviewed by the Fund’s Chief Compliance Officer (“CCO”) and reported to the Board at its next regularly scheduled meeting.

Destra may not have access to information regarding trading activity by individual investor activity in omnibus accounts and therefore may be unable to monitor individual investors for imposition of the redemption fee.  However, Destra will seek to have financial intermediaries monitor the trading activity of individual investors, assess the redemption fee and remit it to the Fund or have financial intermediaries provide the information on the trading activity of individual investors to the Fund.

4.Agreements.  The Fund, Destra or Destra Investments LLC may not enter into any agreement, either explicit or implicit, with any Fund shareholder or other investor that would permit or facilitate market timing in the Fund.

The Fund directs Destra to establish specific procedures to detect and deter market timing in order to implement the foregoing policies.  Under those procedures, Destra shall establish procedures for (i) identifying and reviewing potentially harmful trading activity in direct and omnibus accounts, (ii) identifying transactions subject to sales charges or redemption fees and exception to those policies, and (iii) reporting potential issues and exceptions to the Fund’s CCO.  If Destra determines that frequent trading in any account is due to market timing, Destra, on behalf of the Fund, may reject the purchase or impose restrictions on future purchases or exchanges from that investor until such investor no longer engages in market timing.  Destra must document and maintain all records in connection with its procedures for six years.  Destra will advise the Board of any material changes to its procedures and will periodically report its activities pursuant to these Frequent Trading Policies and Procedures to the Trust’s CCO.  The Trust’s CCO will periodically report to the Board on the effectiveness of these Policies and Procedures.

Underwriter

Destra Investments LLC, 901 Warrenville Road, Suite 15, Lisle, IL 60532, a wholly-owned subsidiary of Destra Capital Management LLC, serves as the principal underwriter of the shares of the Fund pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust (the “Distribution Agreement”). Pursuant to the

Distribution Agreement, the Trust appointed Destra Investments LLC to be its agent for the distribution of the Fund’s shares on a continuous offering basis. The cash-compensation rate at which Destra Investments LLC’s registered representatives are paid for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of the Fund, for which they receive a higher compensation rate. You should consider these arrangements when evaluating any recommendations of your registered representative.

Destra Investments LLC sells Shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as “Dealers”), or others, in a manner consistent with the then effective registration statement of the Trust for the Fund.  Pursuant to the Distribution Agreement, Destra Investments LLC, at its own expense, finances certain activities incident to the sale and distribution of the Fund’s Shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers.  Destra Investments LLC  receives for its services the excess, if any, of the sales price of the Fund’s Shares less the net asset value of those Shares, and remits a majority or all of such amounts to the Dealers who sold the Shares; Destra Investments LLC  may act as such a Dealer.  Destra Investments LLC also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under “Distribution and Service Plan.” Destra Investments LLC receives any contingent deferred sales charges (“CDSCs”) imposed on redemptions of Shares, but any amounts as to which a reinstatement privilege is not exercised are set off against and reduce amounts otherwise payable to Destra Investments LLC pursuant to the distribution plan.

Destra may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of Shares.  Destra’s available resources to make these payments include profits from advisory fees received from the Fund.  The services Destra may pay for include, but are not limited to, advertising and attaining access to certain conferences and seminars, as well as being presented with the opportunity to address investors and industry professionals through speeches and written marketing materials.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Destra Funds have adopted a portfolio holdings disclosure policy which governs the dissemination of the Fund’s portfolio holdings. In accordance with this policy, the Fund may provide portfolio holdings information to third parties no earlier than the time a report is filed with the SEC that is required to contain such information or one day after the information is posted on the Fund’s publicly accessible website, destracapital.com. The Fund generally makes available complete portfolio holdings information on the Fund’s website monthly with an approximately thirty day lag. Additionally, the Fund publishes on the website a list of its top ten holdings as of the end of each month, approximately two to five business days after the end of the month for which the information is current. This information will remain available on the website at least until the Fund files with the SEC its Forms N-CSR or Forms N-Q for the period that includes the date as of which the website information is current.

Additionally, the Fund may disclose portfolio holdings information that has not been included in a filing with the SEC or posted on the Fund’s website (i.e., non-public portfolio holdings information) only if there is a legitimate business purpose for doing so and if the recipient is required, either by explicit agreement or by virtue of the recipient’s duties to the Fund as an agent or service provider, to maintain the confidentiality of the information and to not use the information in an improper manner (e.g., personal trading). In this connection, the Fund may disclose on an ongoing, daily basis non-public portfolio holdings information in the normal course of its investment and administrative operations to various service providers, including its investment adviser and sub-adviser, independent registered public accounting firm (KPMG LLP), custodian (The Bank of New York Mellon), financial printer (Financial Graphic Service), proxy voting service(s), and to the legal counsel for the Fund (Chapman and Cutler LLP) and the independent trustees (Willkie Farr & Gallagher LLP).

The Fund’s investment adviser and sub-adviser may also provide certain portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities. In providing this information, reasonable precautions are taken in an effort to avoid potential misuse of the disclosed information, including limitations on the scope of the portfolio holdings information disclosed, when appropriate.

Non-public portfolio holdings information may be provided to other persons if approved by the Fund’s Trustee upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Fund, and the recipient is obligated to maintain the confidentiality of the information and not misuse it.

Compliance officers of the Fund and its investment adviser and sub-adviser periodically monitor overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the Fund’s policy. Reports are made to the Fund’s Board of Trustees on an annual basis.

There is no assurance that the Fund’s policies on portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.

OTHER SERVICE PROVIDERS

KPMG LLP, 303 East Wacker Drive, Chicago, IL 60601, independent registered public accounting firm, has been selected as auditors for the Trust. In addition to audit services, KPMG LLP may provide assistance on accounting and tax and related matters.

The administrator of the Fund is The Bank of New York Mellon, One Wall Street, New York, New York 10286. The administrator provides administrative services and valuation and computation services.

The custodian of the assets of the Fund is The Bank of New York Mellon, One Wall Street, New York, New York 10286. The custodian performs custodial, fund accounting and portfolio accounting services.

The Fund’s transfer, shareholder services, and dividend paying agent is BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

GENERAL TRUST INFORMATION

The Fund is a series of the Trust. The Trust is an open-end management investment company under the 1940 Act. The Trust was organized as a Massachusetts business trust on January 27, 2011. The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series, which may be divided into classes of shares. Currently, there are 2 series authorized and outstanding, each of which may be generally divided into different classes of shares designated as Class A shares, Class C shares, Class P shares and Class I shares. Each class of shares represents an interest in the same portfolio of investments of the Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There are no conversion, preemptive or other subscription rights. The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of the Fund have the right to call a special meeting to remove trustees or for any other purpose.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. The Trust’s Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or the Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholder of
Destra Preferred and Income Securities Fund:

We have audited the accompanying statement of assets and liabilities of Destra Preferred and Income Securities Fund (a “Fund” within Destra Investment Trust II) as of March 15, 2011. This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Fund as of March 15, 2011, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois
April 5, 2011

Destra Preferred and Income Securities Fund

Statements of Assets and Liabilities

March 15, 2011

Assets:		Destra Preferred and Income Securities Fund
	Cash	$50,010
	Deferred Offering Costs	87,000
	Total Assets	$137,010
Liabilities:
	Accrued Offering Costs	87,000
	Total Liabilities	87,000
Net Assets		$50,010

Net Assets Consist of:
	Paid-in Capital	$50,010
Net Assets		$50,010

Net Assets:
	Class A Shares	$25,005
	Class I Shares	$25,005

Shares Issued and Outstanding:
	Class A Shares	1,667
	Class I Shares	1,667

Net Asset Value per share (par value of $0.001):
	Class A Shares	$15.00
	Class I Shares	$15.00

Destra Preferred and Income Securities Fund
Notes to Financial Statements
March 15, 2011

1.	Organization

Destra Investment Trust II (the “Trust”), organized as a Massachusetts business trust on January 27, 2011, as an open-end management investment company, under the Investment Company Act of 1940, as amended (“the 1940 Act”).  As of March 15, 2011, the Trust consists of three series: Destra Preferred and Income Securities Fund (“Preferred”), Destra Focused Equity Fund (“Focused”), and the Destra Dividend All-Cap Value Fund (“Dividend All Cap”).  Preferred and Focused currently are the only Funds active within the Trust.

The Destra Preferred and Income Securities Fund (the “Fund”) initially intends to offer two classes of shares, Classes A and I, but has the ability to offer Classes C and P as well.  All shares classes have equal rights and voting privileges, except in matters affecting a single class. The Fund is diversified and represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own investment objective, policies and strategies.

Destra Advisors LLC (“Adviser”) serves as the investment adviser of the Fund, with responsibility for the overall management of the Fund. The Adviser has retained Flaherty & Crumrine Inc. (“F&C”) as sub-adviser to manage the investment portfolio of the Fund.

The Fund has had no operations to date, other than matters relating to the sale and issuance by the Fund of 1,667 shares each of Classes A and I to Destra Investments LLC, an affiliate of the Adviser in return for $25,005 per Class (aggregate purchase amount of $50,010) on March 15, 2011.  As of March 15, 2011, Destra Investments LLC owned 100% of the outstanding shares of beneficial interest in the Fund.

2.    Significant Accounting Policies

The preparation of the financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the statement of assets and liabilities. Actual results could differ from those estimates.

The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders.

All shareholders bear the common expenses of the Fund and earn income including realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Shareholders of each class also bear certain expenses that pertain to that particular class.
Most of the Trust’s expenses will be directly attributable to specific series in the Trust. Expenses which cannot be directly attributed are apportioned among each series in the Trust on a pro rata basis.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown. However, since their commencement of operations, the Fund has not had claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Investment Management

The Fund has entered into an Investment Advisory Agreement with the Adviser.  Subject to the oversight of the Fund’s Board of Trustees, the Adviser is responsible for managing the Fund’s business affairs and providing day-to-day administrative services to the Fund either directly or through others selected by it for the Fund.

Pursuant to the Investment Advisory Agreement, the Adviser receives an annual fee payable monthly, at an annual rate of 0.75% of the Fund’s average daily net assets. The Trust and Adviser have retained F&C as investment sub-adviser to the Fund.  Pursuant to the Sub-Advisory Agreement between the sub-adviser and the Adviser, the Adviser will pay the sub-adviser an annual fee payable monthly, equal to one half of the net advisory fees collected by the Adviser from the Fund.

4.Plan of Distribution (12b-1)

The Trust has adopted a Plan of Distribution (“Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to the Class A, Class C and Class P shares of the Fund. The Plan allows for the payment of services related to the distribution and servicing of these shares at a rate of up to 0.25%, 1.00% and 0.25% per annum of the average daily net asset value of the Class A, Class C and Class P shares, respectively, of the Funds.

5.	Expense Limitation

The Trust and the Adviser have entered into a Fee Waiver and Expense Reimbursement Agreement whereby the Adviser has agreed to waive its fee and/or reimburse the Fund to the extent that the expense ratios exceed the following:
Fund	Class A	Class I
Destra Preferred and Income Securities Fund	1.50%	1.22%

 The expense ratio for each class represents the ratio of the total annual operating expenses of the class (excluding interest, taxes, dividend expense, borrowing costs, interest expense relating to short sales and extraordinary expenses, if any) to the average net assets of the class.

6.     Other Service Providers

Bank of New York Mellon serves as the Fund’s Administrator, Custodian, Accounting Agent and Transfer Agent, and Destra Investments LLC serves as the Fund’s Distributor.

7.Organization and Offering Costs

Expenses incurred in connection with organizing of the Trust and the Fund were paid by the Adviser. The Fund does not have an obligation to reimburse the Adviser or its affiliates for organizational expenses paid on its behalf.  Offering costs have been capitalized by the Fund and will be amortized into expense over the first twelve months of the Fund’s operations.

8.Purchase and Redemption of Shares

Investors may purchase shares of the Fund at its net asset value (“NAV”), based on the next calculation of the NAV after the order is placed. An initial sales charge of up to 4.50%  may be imposed on Class A purchases, other institutions may impose transaction fees on shares purchased through them.

Redemptions are processed at the NAV next calculated after receipt of the redemption order by the Fund or its agents. Redemption proceeds, less any applicable CDSC for Class A shares or any applicable redemption fee for Class P shares and Class I shares, will normally be sent within seven business days following receipt of the redemption order.  Class P shares and Class I shares will charge a redemption fee of 2% of redemption proceeds on shares held for 90 days or less. This fee is paid directly to the Fund rather than to Adviser and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact and other costs associated with changes in the Fund’s asset level and cash flow due to short-term money movements in and out of the Fund.

9.	Subsequent Events

The Fund has evaluated subsequent events through the date of issuance of this report and has determined that there are no material events that would require disclosure.

APPENDIX A
Proxy Voting Procedure

POLICIES AND PROCEDURES FOR VOTING PROXIES FOR CLIENTS

Flaherty & Crumrine Incorporated (“F&C”) acts as discretionary investment adviser for various clients, including the following five pooled investment vehicles (the “Funds”):

As adviser to the “U.S. Funds”	Flaherty & Crumrine Preferred Income Fund
Flaherty & Crumrine Preferred Income Opportunity Fund
Flaherty & Crumrine/Claymore Preferred Securities Income Fund
Flaherty & Crumrine/Claymore Total Return Fund

As sub-adviser to the “Canadian Fund”	Flaherty & Crumrine Investment Grade Fixed Income Fund

F&C’s authority to vote proxies for its clients is established through the delegation of discretionary authority under its investment advisory contracts and the U.S. Funds have adopted these policies and procedures for themselves

Purpose

These policies and procedures are designed to satisfy F&C’s duties of care and loyalty to its clients with respect to monitoring corporate events and exercising proxy authority in the best interests of such clients.

In connection with this objective, these policies and procedures are designed to deal with potential complexities which may arise in cases where F&C’s interests conflict or appear to conflict with the interests of its clients.

These policies and procedures are also designed to communicate with clients the methods and rationale whereby F&C exercises proxy voting authority.

This document is available to any client or Fund shareholder upon request and F&C will make available to such clients and Fund shareholders the record of F&C’s votes promptly upon request and to the extent required by Federal law and regulations.

Fundamental Standard

F&C will be guided by the principle that, in those cases where it has proxy voting authority, it will vote proxies, and take such other corporate actions, consistent with the interest of its clients in a manner free of conflicts of interest with the objective of client wealth maximization.

General

F&C has divided its discussion in this document into two major categories: voting with respect to common stock and voting with respect to senior equity, e.g., preferred stock and similar securities.  In those events where F&C may have to take action with respect to debt, such as in the case of amendments of covenants or in the case of default, bankruptcy, reorganization, etc., F&C will apply the same principles as would apply to common or preferred stock, mutatis mutandis.

These policies and procedures apply only where the client has granted discretionary authority with respect to proxy voting.  Where F&C does not have authority, it will keep appropriate written records evidencing that such discretionary authority has not been granted.

F&C may choose not to keep written copies of proxy materials that are subject to SEC regulation and maintained in the SEC’s EDGAR database.  In other instances, F&C will keep appropriate written records in its files or in reasonably accessible storage.

Similarly, F&C will keep in its files, or reasonably accessible storage, work papers and other materials that were significant to F&C in making a decision how to vote.

For purposes of decision making, F&C will assume that each ballot for which it casts votes is the only security of an issuer held by the client.  Thus, when casting votes where F&C may have discretionary authority with regard to several different securities of the same issuer, it may vote securities “in favor” for those securities or classes where F&C has determined the matter in question to be beneficial while, at the same time, voting “against” for those securities or classes where F&C has determined the matter to be adverse.  Such cases occasionally arise, for example, in those instances where a vote is required by both common and preferred shareholders, voting as separate classes, for a change in the terms regarding preferred stock issuance.

F&C will reach its voting decisions independently, after appropriate investigation.  It does not generally intend to delegate its decision making or to rely on the recommendations of any third party, although it may take such recommendations into consideration.  F&C may consult with such other experts, such as CPA’s, investment bankers, attorneys, etc., as it regards necessary to help it reach informed decisions.

Absent good reason to the contrary, F&C will generally give substantial weight to management recommendations regarding voting.  This is based on the view that management is usually in the best position to know which corporate actions are in the best interests of common shareholders as a whole.

With regard to those shareholder-originated proposals which are typically described as “social, environmental, and corporate responsibility” matters, F&C will typically give weight to management’s recommendations and vote against such shareholder proposals, particularly if the adoption of such proposals would bring about burdens or costs not borne by those of the issuer’s competitors.

In cases where the voting of proxies would not justify the time and costs involved, F&C may refrain from voting.  From the individual client’s perspective, this would most typically come about in the case of small holdings, such as might arise in connection with spin-offs or other corporate reorganizations.  From the perspective of F&C’s institutional clients, this envisions cases (1) as more fully described below where preferred and common shareholders vote together as a class or (2) other similar or analogous instances.

Ultimately, all voting decisions are made on a case-by-case basis, taking relevant considerations into account.

Voting of Common Stock Proxies

F&C categorizes matters as either routine or non-routine, which definition may or may not precisely conform to the definitions set forth by securities exchanges or other bodies categorizing such matters.  Routine matters would include such things as the voting for directors and the ratification of auditors and most shareholder proposals regarding social, environmental, and corporate responsibility matters.  Absent good reason to the contrary, F&C normally will vote in favor of management’s recommendations on these routine matters.

Non-routine matters might include, without limitation, such things as (1) amendments to management incentive plans, (2) the authorization of additional common or preferred stock, (3) initiation or termination of barriers to takeover or acquisition, (4) mergers or acquisitions, (5) changes in the state of incorporation, (6) corporate reorganizations, and (7) “contested” director slates.  In non-routine matters, F&C, as a matter of policy, will attempt to be generally familiar with the questions at issue.  This will include, without limitation, studying news in the popular press, regulatory filings, and competing proxy solicitation materials, if any.  Non-routine matters will be voted on a case-by-case basis, given the complexity of many of these issues.

Voting of Preferred Stock Proxies

Preferred stock, which is defined to include any form of equity senior to common stock, generally has voting rights only in the event that the issuer has not made timely payments of income and principal to shareholders or in the event that a corporation desires to effectuate some change in its articles of incorporation which might modify the rights of preferred stockholders.  These are non-routine in both form and substance.

In the case of non-routine matters having to do with the modification of the rights or protections accorded preferred stock shareholders, F&C will attempt, wherever possible, to assess the costs and benefits of such modifications and will vote in favor of such modifications only if they are in the bests interests of preferred shareholders or if the issuer has offered sufficient compensation to preferred stock shareholders to offset the reasonably foreseeable adverse consequences of such modifications.  A similar type of analysis would be made in the case where preferred shares, as a class, are entitled to vote on a merger or other substantial transaction.

In the case of the election of directors when timely payments to preferred shareholders have not been made (“contingent voting”), F&C will cast its votes on a case-by-case basis after investigation of the qualifications and independence of the persons standing for election.

Routine matters regarding preferred stock are the exception, rather than the rule, and typically arise when the preferred and common shareholders vote together as a class on such matters as election of directors. F&C will vote on a case-by-case basis, reflecting the principles set forth elsewhere in this document.  However, in those instances (1) where the common shares of an issuer are held by a parent company and (2) where, because of that, the election outcome is not in doubt, F&C does not intend to vote such proxies since the time and costs would outweigh the benefits.

Actual and Apparent Conflicts of Interest

Potential conflicts of interest between F&C and F&C’s clients may arise when F&C’s relationships with an issuer or with a related third party conflict or appear to conflict with the best interests of F&C’s clients.

F&C will indicate in its voting records available to clients whether or not a material conflict exists or appears to exist. In addition, F&C will communicate with the client (which means the independent Directors or Director(s) they may so designate in the case of the U.S. Funds and the investment adviser in the case of the Canadian Fund) in instances when a material conflict of interest may be apparent.  F&C must describe the conflict to the client and state F&C’s voting recommendation and the basis therefor.  If the client considers there to be a reasonable basis for the proposed vote notwithstanding the conflict or, in the case of the Funds, that the recommendation was not affected by the conflict (without considering the merits of the proposal), F&C will vote in accordance with the recommendation it had made to the client.

In all such instances, F&C will keep reasonable documentation supporting its voting decisions and/or recommendations to clients.

Amendment of the Policies and Procedures

These policies and procedures may be modified at any time by action of the Board of Directors of F&C but will not become effective, in the case of the U.S. Funds, unless they are approved by majority vote of the non-interested directors of the U.S. Funds.  Any such modifications will be sent to F&C’s clients by mail and/or other electronic means in a timely manner. These policies and procedures, and any amendments hereto, will be posted on the U.S. Funds’ websites and will be disclosed in reports to shareholders as required by law.

STATEMENT OF ADDITIONAL INFORMATION

April 15, 2011

Destra Focused Equity Fund
Ticker: Class A-_______, Class C-_______, Class P-_______, Class I-_______

This Statement of Additional Information is not a prospectus. This Statement of Additional Information expands upon, and should be read in conjunction with, the Prospectus dated April 15, 2011, for the Destra Focused Equity Fund (the “Fund”), a series of the Destra Investment Trust II.  Copies of the Prospectus may be obtained without charge from the Fund’s website at destracapital.com or by calling (877) 287-9646.

Page
Investment Restrictions	2
Investment Strategies and Risks	4
Management	10
Control Persons and Principal Shareholders	17
Investment Adviser and Sub-Adviser	17
Portfolio Transactions	20
Net Asset Value	21
Purchases	22
Distribution and Shareholder Servicing Plans	25
Redemptions	27
Tax Matters	28
Frequent Trading	32
Disclosure of Portfolio Holdings	34
Other Service Providers	36
General Trust Information	36
Report of Independent Registered Public Accounting Firm	38
Appendix A - Proxy Voting Procedure	43

FUND HISTORY

The Fund is a separate investment portfolio of the Destra Investment Trust II (the “Trust”), an open-end management investment company organized as a Massachusetts business trust on January 27, 2011.  The Fund is non-diversified and represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own investment objective, policies and strategies.

INVESTMENT RESTRICTIONS

The investment objective and certain fundamental investment policies of the Fund are described in the Prospectus for the Fund.  The fundamental investment policies, together with the investment objective of the Fund and certain other policies specifically identified in the Prospectus, cannot be changed without approval by holders of a “majority of the Fund’s outstanding voting shares.” As defined in the Investment Company Act of 1940, as amended (the “1940 Act”), this means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy, or (ii) more than 50% of the Fund’s shares, whichever is less.  Certain matters under the 1940 Act, which must be submitted to a vote of the holders of the outstanding voting securities of a series, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting shares of each series affected by such matter.  The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the Fund’s outstanding voting shares:

1. Purchase or sell real estate or real estate limited partnership interests, provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

2. Invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).

3. Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, the Fund may be deemed an underwriter under federal securities law.

4. Lend any security or make any other loan except (i) as otherwise permitted under the 1940 Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with the Fund’s investment objective, policies and limitations, or (iv) by engaging in repurchase agreements with respect to portfolio securities.

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5. Issue any senior security except as otherwise permitted (i) under the 1940 Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.

6. Borrow money, except as otherwise permitted under the 1940 Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.

7. Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of the Fund’s total assets.

8. Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry provided that: (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; and (ii) tax-exempt securities issued by municipalities and their agencies and authorities are not deemed to be industries.

The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected.

The following non-fundamental investment restrictions apply to the Fund (except where noted otherwise) and may be changed with respect to the Fund by a vote of a majority of the Board. No Fund may:

1. Invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days; or

2. Purchase securities on margin or effect short sales, except that (i) the Fund may obtain such short term credits as may be necessary for the clearance of purchases or sales of securities and (ii) the Fund may make short sales “against the box” where the Fund owns or has the right to acquire at no additional cost the security sold short.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus with respect to the Fund, the other investment policies described in this Statement of Additional Information or in the Prospectus are not fundamental and may be changed by approval of the Trustees.

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INVESTMENT STRATEGIES AND RISKS

In addition to the discussion of investment strategies and risks that appears in the Prospectus, the Fund may (except where indicated otherwise) also implement the following strategies.

Equity Securities

Under normal market conditions, the Fund invests primarily in equity securities, which include common stocks and other securities with equity characteristics. Common stocks represent units of ownership in a company and typically have voting rights and earn dividends. Dividends on common stocks are not fixed but are declared at the discretion of a company’s board. Equity securities may also include equity securities of investment companies and exchange-traded funds.

While investing in stocks allows shareholders to participate in the benefits of owning a company, such shareholders must accept the risks of ownership. Unlike bondholders, who have preference to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

•	Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;

•	Factors affecting an entire industry, such as increases in production costs; and

•	Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

The Fund may invest in securities of issuers with small or medium market capitalizations. Any investment in small and medium capitalization companies involves greater risk and price volatility than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium capitalization companies are often traded in the over-the-counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid and subject to more abrupt or erratic market movements than securities of larger, more established companies.

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Non-U.S. Securities

The Fund may invest in a variety of securities issued by non-U.S. companies. Investments in non-U.S. securities involve risks in addition to the usual risks inherent in domestic investments, including currency risk. The value of a non-U.S. security in U.S. dollars tends to decrease when the value of the U.S. dollar rises against the non-U.S. currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency.

Non-U.S. securities are affected by the fact that in many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in non-U.S. investments include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of non-U.S. brokers, securities markets and issuers; diplomatic developments; and political or social instability. Non-U.S. economies may differ favorably or unfavorably from the U.S. economy in various respects, and many non-U.S. securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, non-U.S. securities may be difficult to liquidate rapidly without adverse price effects.

The Fund may also invest in non-U.S. securities by purchasing depositary receipts, denominated in U.S. dollars, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other securities representing indirect ownership interests in the securities of non-U.S. companies, including New York Shares. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designated for use in the U.S. securities markets, while EDRs and GDRs are typically in bearer form and may be denominated in non-U.S. currencies and are designed for use in European and other markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying non-U.S. security. ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs, EDRs and GDRs shall be treated as indirect non-U.S. investments. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock. ADRs, EDRs and GDRs do not eliminate all of the risks associated with directly investing in the securities of non-U.S. companies, such as changes in non-U.S. currency exchange rates. However, by investing in ADRs rather than directly in non-U.S. companies’ stock, the Fund avoids currency risks during the settlement period. Some ADRs may not be sponsored by the issuer.

Other types of depositary receipts include American Depositary Shares (“ADSs”), Global Depositary Certificates (“GDCs”) and International Depositary Receipts (“IDRs”). ADSs are shares issued under a deposit agreement representing the underlying ordinary shares that trade in the issuer’s home market. An ADR, described above, is a certificate that represents a number of ADSs. GDCs and IDRs are typically issued by a non-U.S. bank or trust company, although they may sometimes also be issued by a U.S. bank or trust company. GDCs and IDRs are depositary receipts that evidence ownership of underlying securities issued by either a non-U.S. or a U.S. corporation.

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Depositary receipts may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by a depositary and the issuer of the security underlying the receipt. An unsponsored facility may be established by a depositary without participation by the issuer of the security underlying the receipt. There are greater risks associated with holding unsponsored depositary receipts. For example, if the Fund holds an unsponsored depositary receipt, it will generally bear all of the costs of establishing the unsponsored facility. In addition, the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security. Whether a sponsored or unsponsored facility, there is no assurance that either would pass through to the holders of the receipts voting rights with respect to the deposited securities.

In considering whether to invest in the securities of a non-U.S. company, the portfolio managers consider such factors as the characteristics of the particular company, differences between economic trends, and the performance of securities markets within the United States and those within other countries. The portfolio managers also consider factors relating to the general economic, governmental and social conditions of the country or countries where the company is located.

Securities transactions conducted outside the United States may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, non-U.S. securities, currencies and other instruments. The value of such positions also could be adversely affected by (i) other complex non-U.S. political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in non-U.S. markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and the margin requirements than in the United States, (v) currency exchange rate changes, and (vi) lower trading volume and liquidity.

Currency Risk. Although the Fund will invest primarily in U.S. dollar-denominated securities, the Fund may invest a portion of the Fund’s assets in securities denominated in currencies other than the U.S. dollar. By investing in such securities, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the non-U.S. currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value relative to a non-U.S. currency, the Fund’s investment in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars. On the other hand, when the value of the U.S. dollar falls relative to a non-U.S. currency, the Fund’s investments denominated in that currency will tend to increase in value because that currency is worth more U.S. dollars. The exchange rates between the U.S. dollar and non-U.S. currencies depend upon such factors as supply and demand in the currency exchange markets, international balance of payments, governmental intervention, speculation, and other economic and political conditions. Although the Fund values its assets daily in U.S. dollars, the Fund may not convert its holdings of non-U.S. currencies to U.S. dollars on a daily basis. The Fund may incur conversion costs when it converts its holdings to another currency. Non-U.S. exchange dealers may realize a profit on the difference between the price at which the Fund buys and sells currencies. The Fund may engage in non-U.S. currency exchange transactions in connection with its portfolio investments. The Fund conducts its non-U.S. currency exchange transactions either on a spot (i.e., cash) basis at

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the spot rate prevailing in the non-U.S. currency exchange market or through forward contracts to purchase or sell non-U.S. contracts.

Preferred Securities

The Fund may invest in preferred securities.  Corporate shareholders of a regulated investment company like the fund generally are permitted to claim a deduction with respect to that portion of their distributions attributable to amounts received by the regulated investment company that qualify for the dividends received deduction. However, not all preferred securities pay dividends that are eligible for the dividends received deduction. Any corporate shareholder who otherwise would qualify for the dividends received deduction should assume that none of the distributions it receives from the fund will qualify for the dividends received deduction.

When investing in taxable preferred securities, no redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends payable. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer default on its obligations under such a security, the amount of dividends the Fund pays may be adversely affected.

Convertible Securities

The Fund’s investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid–that is, the fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the fund. The fund’s investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of a same or a different issuer) at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. For issues where the conversion of the security is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

Some convertibles are often rated below investment-grade or are not rated, and therefore may be considered speculative investments. The credit rating of a company’s convertible securities is generally lower than that of its conventional debt securities. Convertible are normally considered “junior” securities–that is, the company usually must pay interest on its conventional corporate debts before it can make payments on its convertible securities. Some convertibles are particularly sensitive to interest rate changes when their predetermined conversion price is much higher than the issuing company’s common stock.

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Illiquid Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended, but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Other Investment Companies

The Fund may invest in other investment companies (including affiliated investment companies) to the extent permitted by the Investment Company Act of 1940, as amended (“1940 Act”), or exemptive relief granted by the Securities and Exchange Commission (“SEC”).  Investing in another investment company subjects the Fund to the same risks associated with investing in the securities held by the applicable investment company. In addition, the benefit of investing in another investment company is largely dependent on the skill of the investment adviser of the underlying company and whether the associated fees and costs involved with investing in such company are offset by the potential gains. Investing in another investment company, including those affiliated with the Fund or its investment adviser, may subject the Fund to duplicative fees and expenses that may be payable to the adviser or its affiliates.

Lending of Portfolio Securities

The Fund may loan securities to broker-dealers or other institutional investors. Securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Fund exceeds 33 1/3% of its total assets (including the market value of collateral received). For purposes of complying with the Fund’s investment policies and restrictions, collateral received in connection with securities loans is deemed an asset of the Fund to the extent required by law. The amount of such compensation depends on the income generated by the loan of the securities. The Fund continues to receive dividends or interest, as applicable, on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities

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fail financially.  Finally, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral

Repurchase Agreements

The Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which securities are acquired by the Fund from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. However, Destra or the sub-advisers, as applicable, attempt to minimize this risk by entering into repurchase agreements only with financial institutions that are deemed to be of good financial standing.

Private Placement Offerings

The Fund may purchase securities in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“1933 Act”) (“Section 4(2) securities”). The Fund will not invest more than 15% of its net assets in Section 4(2) securities and illiquid securities unless the investment adviser or the sub-adviser, as applicable, determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the Trust’s Board of Trustees (“Board” or “Board of Trustees”) that any Section 4(2) securities held by the Fund in excess of this level are at all times liquid.

Temporary Defensive Position

While assuming a temporary defensive position, the Fund may invest in cash or cash equivalent short-term investment grade obligations, including: obligations of the U.S. Government, its agencies and instrumentalities; corporate debt securities, such as commercial paper, master demand notes, loan participation interests, medium-term notes and funding agreements; Yankeedollar and Eurodollar bank certificates of deposit, time deposits, and bankers’ acceptances; asset-backed securities; and repurchase agreements involving the foregoing obligations.  Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign entities, while Yankeedollar obligations are U.S. dollar obligations issued inside the United States by foreign entities. There is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers may use different accounting and financial standards, and the addition of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

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MANAGEMENT

The management of the Trust, including general supervision of the duties performed for the Fund under the Investment Management Agreement, is the responsibility of the Board of Trustees. The Trust has four trustees, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and three of whom are not interested persons (referred to herein as “independent trustees”). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, Destra Advisors LLC or its affiliates. The names, business addresses and year of birth of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. The trustees of the Trust are trustees of 5 Destra-sponsored open-end funds (the “Destra Funds”).

Name, Business Address and Birth Year	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee Over the Last Five Years

Independent Trustees:
Diana S. Ferguson 901 Warrenville Rd. Suite 15 Lisle, IL 60532 Birth year: 1963	Trustee	Term—Indefinite* Length of Service—Since 2010	Chief Financial Officer (2010-present), Chicago Board of Education; Senior Vice President and Chief Financial Officer (2008), Folgers Coffee Company; Executive Vice President and Chief Financial Officer (2007-2008), Merisant Worldwide; Senior Vice President and Chief Financial Officer (2001-2007), Sara Lee Corporation	5	None

William M. Fitzgerald, Sr. 901 Warrenville Rd. Suite 15 Lisle, IL 60532 Birth year: 1964	Trustee	Term—Indefinite* Length of Service—Since 2010	Founder, Global Infrastructure Asset Management LLC; Managing Director (1988-2007), Nuveen Investments LLC; Chief Investment Officer (2000-2007), Nuveen Asset Management	5	Director, Syncora Holdings Ltd. and its affiliates, Syncora Guarantee Inc. and Syncora Capital Assurance Inc. – Financial Guarantee Company (2009 to present)

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Name, Business Address and Birth Year	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee Over the Last Five Years

Louis A. Holland, Jr. 901 Warrenville Rd. Suite 15 Lisle, IL 60532 Birth year: 1964	Trustee	Term—Indefinite* Length of Service—Since 2010	President and Chief Financial Officer (2008-present), CUMOTA LLC; Managing Director (2000-2008), Nuveen Investments	5
Trustee, Holland Capital Management-Asset Management Industry (2008-present); Trustee, Lumifi-Search Technology (2006-2009); Trustee, HP Schmaltz-Restaurants (2006-present); Trustee, Jobs For Youth ((2006-present); Trustee, PADS
 (2010-present)

Interested Trustee:

Nicholas Dalmaso** 901 Warrenville Rd. Suite 15 Lisle, IL 60532 Birth year: 1965	Trustee, Chief Executive Officer, Secretary	Term—Indefinite* Length of Service—Since 2010	Co-Chairman, General Counsel and Chief Operating Officer of Destra Capital Management LLC, President, Chief Operating Officer and General Counsel, Destra Advisors LLC; President, Chief Operating Officer and General Counsel,, Destra Investments LLC; (2001-2008) General Counsel and Chief Administrative Officer, Claymore Securities, Inc.	5	None
_________
*	Each trustee serves for the lifetime of the Trust until removal, resignation or retirement and his or her successor is elected.
**	Mr. Dalmaso is an “interested person” of the Trust, as defined in the 1940 Act, by reason of his positions with and ownership of Destra Capital Management LLC and its subsidiaries.

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Name, Business Address and Birth Year	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years
Officers of the Trust:
Steven M. Hill 901 Warrenville Rd. Suite 15 Lisle, IL 60532 Birth year: 1964	Chief Financial Officer	Term—Indefinite Length of Service—Since 2010	Senior Managing Director, Destra Capital Management LLC, Destra Advisors LLC and Destra Investments LLC; Senior Managing Director (2003-2010), Claymore Securities, Inc.

Anne Kochevar 901 Warrenville Rd. Suite 15 Lisle, IL 60532 Birth year: 1963	Chief Compliance Officer	Term—Indefinite Length of Service—Since 2010	Senior Managing Director, Destra Capital Management LLC, Destra Advisors LLC and Destra Investments LLC; Senior Managing Director (2002-2010), Claymore Securities, Inc.

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Board Leadership Structure and Risk Oversight

The Board of Trustees oversees the operations and management of the Destra Funds, including the duties performed for the Destra Funds by Destra, the investment adviser.  None of the Trustees who are not “interested persons” of the Trust, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, Destra, Destra Investments LLC, Destra Capital Management LLC, or their affiliates.  In addition, the officers of the Trust hold the same positions with the other Destra Funds as they hold with the Trust.

The management of the Fund, including general supervision of the duties performed for the Fund under the advisory agreement between the Trust, on behalf of the Fund, and the Adviser, is the responsibility of the Board of Trustees.  The Trustees set broad policies for the Fund, choose the Trust’s officers, and hire the Fund’s investment adviser, sub-adviser and other service providers.  The officers of the Trust manage the day-to-day operations and are responsible to the Trust’s Board.  The Trust’s Board is composed of three Independent Trustees and one Interested Trustee.  The Interested Trustee, Nicholas Dalmaso serves as both the Chief Executive Officer for the Destra Funds and the Chairman of the Board of the Destra Funds.

Annually, the Board will review its governance structure and the committee structures, their performance and functions and reviews any processes that would enhance Board governance over the Fund’s business.  The Board has determined that its leadership structure is appropriate based on the characteristics of the funds it serves and the characteristics of the Destra Funds as a whole.

In order to streamline communication between Destra and the Independent Trustees and create certain efficiencies, the Board has a Lead Independent Trustee who is responsible for:  (i) coordinating activities of the Independent Trustees; (ii) working with Destra, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Fund’s service providers, particularly Destra; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee.  The Lead Independent Trustee is selected by the Independent Trustees and serves until his successor is selected.  Louis A. Holland. Jr. currently serves as the Lead Independent Trustee.

The Board has established three standing committees (as described below) and has delegated certain of its responsibilities to those committees.  The Board and its committees meet frequently throughout the year to oversee the Fund’s activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements, and review Fund performance.  The Independent Trustees are represented by independent legal counsel at all Board and committee meetings.  Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

The three standing committees of the Destra Funds are:  the Nominating and Governance Committee, the Valuation Committee and the Audit Committee.  The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Trust’s Board of Trustees.  Ms. Ferguson and Messrs. Fitzgerald and Holland are members of

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the Nominating and Governance Committee.  If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including shareholders.  When a vacancy on the Board of Trustees of the Destra Funds occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund.  To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund shall mail such recommendation to Nicholas Dalmaso, Secretary, at the Fund’s address, 901 Warrenville Road, Suite 15, Lisle, IL 60532.  Such recommendation shall include the following information:  (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate’s background, including their education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an “interested person” in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate’s independence; and (v) any other information that may be helpful to the Committee in evaluating the candidate.  If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chairman of the Nominating and Governance Committee and the counsel to the Independent Trustees.  Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination.

The Valuation Committee is responsible for the oversight of the pricing procedures of the Fund.  Ms. Ferguson and Messrs. Fitzgerald and Holland are members of the Valuation Committee.

The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to Board approval).  Ms. Ferguson and Messrs. Fitzgerald and Holland serve on the Audit Committee.

As part of the general oversight of the Fund, the Board is involved in the risk oversight of the Fund.  The Board has adopted and periodically reviews policies and procedures designed to address the Fund’s risks.  Oversight of investment and compliance risk, including oversight of any sub-advisers, is performed primarily at the Board level in conjunction with Destra’s investment oversight group and the Trust’s Chief Compliance Officer (“CCO”).  Oversight of other risks also occurs at the committee level.  Destra’s investment oversight group reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance as well as information related to sub-advisers and their operations and processes.  The Board reviews reports on the Fund’s and the service providers’ compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Fund’s and the service providers’ compliance programs.  The Audit Committee reviews with Destra the Fund’s major financial risk exposures and the steps Destra has taken to monitor and control these exposures, including the Fund’s risk

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assessment and risk management policies and guidelines.  The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.  The Nominating and Governance Committee monitors all matters related to the corporate governance of the Fund.  The Valuation Committee monitors valuation risk and compliance with the Fund’s Valuation Procedures and oversees the pricing agents and actions by Destra’s Pricing Committee with respect to the valuation of portfolio securities.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects.  It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or Destra or other service providers.  Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals.  As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Board Diversification and Trustee Qualifications

As described above, the Nominating and Governance Committee of the Board oversees matters related to the nomination of Trustees.  The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations, and other individual characteristics and traits in the aggregate.  Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability, and if qualifying as an Independent Trustee, independence from Destra, sub-advisers, underwriters or other service providers, including any affiliates of these entities.

For each current Trustee each of the experiences, qualifications and attributes described in “Management” and described below have led to the conclusion, as of the date of this SAI, that each Trustee should serve as a trustee.  References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Diana S. Ferguson.  Ms. Ferguson has experience as Chief Financial Officer of the Chicago Board of Education, Folgers Coffee Company, Merisant Worldwide and Sara Lee Corporation; as Senior Vice President of Folgers Coffee Company and Sara Lee Corporation and as Executive Vice President of Merisant Worldwide.  Her work experience and educational background has prepared her to be a Trustee.

William M. Fitzgerald, Sr.  Mr. Fitzgerald has experience as a founder of Global Infrastructure Asset Management LLC, a Managing Director of Nuveen Investments LLC and Chief Investment Officer of Nuveen Asset Management.  His work experience in the mutual fund industry and educational background has prepared him to be a Trustee.

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Louis A. Holland, Jr.  Mr. Holland has experience as President and Chief Financial Officer of CUMOTA LLC and Managing Director of Nuveen Investments.  His work experience in the mutual fund industry and educational background has prepared him to be a Trustee.

Nicholas Dalmaso.  Mr. Dalmaso was the initial Trustee of the Trust.  He has experience as General Counsel and Chief Administrative Officer at Claymore Securities, Inc.  His work experience in the mutual fund industry and educational background has prepared him to be a Trustee.

The following compensation table provides information for the current fiscal year, including estimates for future payments that would be made during the remainder of the fiscal year.  The Trust has no retirement or pension plans.  The officers and Trustee who is an “interested person” as designated above serve without any compensation from the Trust.  The Trust has no employees.  Its officers are compensated by Destra.

Name of Person, Position	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Destra Funds Paid to Trustees
Diana S. Ferguson, Trustee	$12,000	$0	$0	$12,000
William M. Fitzgerald, Sr., Trustee	$12,000	$0	$0	$12,000
Louis A. Holland, Jr., Trustee	$12,000	$0	$0	$12,000
Nicholas Dalmaso, Trustee	$0	$0	$0	$0
______________

The Independent Trustees shall be paid $2,500 as annual compensation for serving as an Independent Trustees of the Trust and $500 as annual compensation for serving on a committee of the Board of Trustees.  Such compensation is paid in four equal installments in conjunction with each quarterly Board meeting.  In addition, the Trustees are reimbursed by the Trust for expenses incurred as a result of their attendance at meetings of the Trustees or any committees of the Board.

Share Ownership

As of March 31, 2011, the dollar range of equity securities beneficially owned by the trustees is provided in the following table:
Name of Trustee	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Diana S. Ferguson	$0	$0
William M. Fitzgerald, Sr.	$0	$0
Louis A. Holland, Jr.	$0	$0
Nicholas Dalmaso	$0	$0

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__________
*Because the Fund is newly created, no trustees owned shares of the Fund as of March 31, 2011.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

A control person is a shareholder that 1) beneficially owns, directly or through controlled companies, more than 25% of the voting securities of a company, 2) acknowledges or asserts the existence of control, or 3) has a final adjudication under section 2(a)(9) of the 1940 Act that control exists. A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of any class of the Fund. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund. As of the date of this Statement of Additional Information, the Fund did not have any outstanding shares.

As of  March 31, 2011, the officers and trustees of the Fund, in the aggregate, owned no shares of the Fund.

INVESTMENT ADVISER AND SUB-ADVISER

Investment Adviser

Destra Advisors LLC (“Destra”) is the investment adviser of the Fund, with responsibility for the overall management of the Fund. It is also responsible for managing the Fund’s business affairs and providing day-to-day administrative services to the Fund.  Destra, 901 Warrenville Road, Suite 15, Lisle, IL 60532, is a Delaware limited liability company and is a wholly-owned subsidiary of Destra Capital Management LLC, a holding company.  It is an affiliate of Destra Investments LLC, the principal underwriter of the Fund’s shares.  Destra Investments LLC is also located at 901 Warrenville Road, Suite 15, Lisle, IL 60532.

For the management services provided by Destra, the Fund has agreed to pay a monthly fee in an annual amount equal to 0.75% of the Fund’s daily net assets. Destra has agreed to contractually waive its management fee and/or assume the other expenses in order to limit the total annual fund operating expenses of each Fund to certain limits until at least March 31, 2014.

The Fund, Destra and other related entities have adopted codes of ethics which significantly restricts Destra Funds personnel with access to non-public portfolio information from certain personal investment transactions.  These codes of ethics contain policies restricting securities trading in personal accounts of the officers, Trustees and others who normally come into possession of information on portfolio transactions.  These codes of ethics are on public file with, and are available from, the SEC.

Sub-Adviser

Destra has selected WestEnd Advisors (“WestEnd”), 2 Morrocroft Centre, 4064 Colony Road, Suite 130, Charlotte, NC 28211, as sub-adviser to manage the investment portfolio of the

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Fund.  Pursuant to an investment sub-advisory agreement, Destra has agreed to pay an annualized advisory fee to WestEnd a portfolio management fee (the “Management Fee”) equal to 50% of the advisory fee paid to Destra for its services to the Fund (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Destra in respect of the Fund).

Portfolio Managers

The Fund’s portfolio is managed by a team, which is led by Robert L. Pharr, Managing Partner and Chief Investment Officer, and also consists of Frederick O. Porter, CFA, Partner and Investment Analyst, and Edmund N. Durden, Partner and Investment Analyst.  The investment team is primarily responsible for the day-to-day management of investment strategies of the Fund.

Other Accounts Managed.  In addition, the Portfolio Managers are primarily responsible for the day-to-day management of accounts other than the Fund.  The number of accounts and assets, as of March 31, 2011, are:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets	Number of Accounts with Performance Based Fees	Assets of Accounts with Performance Based Fees
Robert L. Pharr	Registered Investment Companies	978	$1,558 million	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	1106	$1.877 million	0	0
Edmund N. Durden	Registered Investment Companies	978	$1,558 million	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	1106	$1.877 million	0	0
Frederick O. Porter	Registered Investment Companies	978	$1,558 million	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	1106	$1.877 million	0	0

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Conflicts of Interest.  WestEnd's portfolio manager manages other accounts with similar objectives as the Fund, which may give rise to potential conflicts of interest. WestEnd does not believe these conflicts are material.  To the extent that conflicts arise that are material, WestEnd believes its policies and procedures are designed to effectively manage those conflicts in an appropriate way.

For each investment strategy offered, investment decisions are made at the product level.  All accounts in a particular strategy hold the same securities in the same relative quantities.  Any changes to the model are executed across all accounts in the strategy at or around the same time (subject to WestEnd's trading procedures), provided client-imposed restrictions do not require exclusion.

A potential conflict of interest may exist as a result of WestEnd's portfolio managers managing the Fund along with Other Accounts, which, in theory, may allow the portfolio managers to allocate investment opportunities in a way that favors the Other Accounts over the Fund.  Notwithstanding this theoretical conflict of interest, it is WestEnd's policy to manage each account based on its investment objectives and restrictions.  WestEnd has adopted policies and procedures designed to allocate investment opportunities on a fair and equitable basis and in a manner consistent with each account's investment objectives and restrictions.

Compensation.   Key personnel are provided with competitive compensation including salaries, bonuses and equity participation.  Bonuses are paid on the success of the company as a whole, and are not specifically based upon investment product performance.  WestEnd’s compensation program supports retention, and the firm’s corporate culture fosters close teamwork, as well as the means for excellence to be recognized and rewarded.

Ownership of Securities. Because the Fund is newly launched, as of March 31, 2011, the Portfolio Managers do not beneficially own any shares of the Fund.

Proxy Voting Policies

The Trust has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

The Board of Trustees is responsible for oversight of the Fund’s proxy voting process. The Board has delegated day-to-day proxy voting responsibility to Destra.  Destra’s Proxy Voting Policies and Procedures are set forth in Appendix A.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available upon request and without charge on the Fund’s website at http://www.destracapital.com, by calling (877) 287-9646 or by accessing the SEC’s website at http://www.sec.gov.

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PORTFOLIO TRANSACTIONS

WestEnd is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of WestEnd to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions, in light of the overall quality of brokerage and research services provided to the adviser and its advisees. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on the Fund’s futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Fund may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, the portfolio manager considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. Brokerage will not be allocated based on the sale of the Fund’s shares.

Section 28(e) of the Securities Exchange Act of 1934 permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting the transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include, but are not limited to, (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In light of the above, in selecting brokers, the portfolio managers consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the portfolio managers determine in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to WestEnd or the Fund. WestEnd believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The Investment Management Agreement and the Sub-Advisory Agreement provide that such higher commissions will not be paid by the Fund unless WestEnd determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Fund to Destra under the Investment Management Agreement and the sub-advisory fees paid by Destra to WestEnd under the Sub-Advisory Agreement are not reduced as a result of receipt by either Destra or WestEnd of research services.

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WestEnd places portfolio transactions for other advisory accounts managed by it. Research services furnished by firms through which the Fund effects its securities transactions may be used by WestEnd in servicing all of its accounts; not all of such services may be used by WestEnd in connection with the Fund. WestEnd believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, WestEnd believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. WestEnd seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by WestEnd are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

Under the 1940 Act, the Fund may not purchase portfolio securities from any underwriting syndicate of which Destra Investments LLC is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by the Fund, the amount of securities that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

NET ASSET VALUE

As stated in the Fund’s Prospectus, the net asset value (“NAV”) of the shares of each class of the Fund is determined once each day the New York Stock Exchange (the “NYSE”) is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV for each class of the Fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares for the class. In determining NAV, securities listed on an Exchange, the Nasdaq National Market, and foreign markets are generally valued at the closing prices on such markets. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Fund are traded primarily in the over-the-counter markets. Valuations of such securities are furnished by one or more pricing services employed by the Fund and approved by the trustees and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter markets are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. The Fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to

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other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities, and ratings.

Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the trustees (the “Valuation Procedures”). Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Fund may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund’s NAV is not calculated. The Fund calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.

To the extent there are any errors in the Fund’s NAV calculation, Destra may, at its discretion, reprocess individual shareholder transactions so that each shareholder’s account reflects the accurate corrected NAV.

PURCHASES

Shares of the Fund can generally be purchased only through institutional channels such as financial intermediaries and retirement platforms.  Shares or classes of the Fund may be purchased without upfront sales charges by certain retirement plans and clients of investment advisers, but these clients will typically pay asset-based fees for their investment advisers’ advice, which are on top of the Fund’s expenses. Certain shares or classes of the Fund may also be purchased without upfront sales charges or transactional charges by persons who invest

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through mutual fund “supermarket” programs of certain financial intermediaries that typically do not provide investment recommendations or the assistance of an investment professional.

Certain designated organizations are authorized to receive purchase orders on the Fund’s behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by the Fund when authorized organizations, their agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Fund within contractually specified periods. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. In order to receive a day’s price, your order for any class of Shares must be received in good order by the close of the regular trading session of the NYSE as described above in “Net Asset Value.” Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Your financial intermediary, plan documents or the Fund’s Prospectus will provide you with detailed information about investing in the Fund.

The expenses to be borne by specific classes of Shares may include (i) transfer agency fees attributable to a specific class of Shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of Shares, (iii) SEC and state securities registration fees incurred by a specific class of Shares, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of Shares, (v) litigation or other legal expenses relating to a specific class of Shares, (vi) directors’ fees or expenses incurred as a result of issues relating to a specific class of Shares, (vii) accounting expenses relating to a specific class of Shares and (viii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of Shares.

The Fund anticipates that the operating expenses for the Class P shares will be in excess of the operating expenses for the other share classes due to the services provided to the Class P shares that are not provided to the other share classes.  Accordingly, the Fund may pay up to 0.25% of net assets in an annual administrative fee for Class P shares for certain administrative services or other shareholder services provided by intermediaries on behalf of the shareholders of the Fund.  These administrative fees are paid by the shares of the Fund to Destra Investments, who then reimburses eligible intermediaries.

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated

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government lists, including the Office of Foreign Asset Control (“OFAC”), and a review of all new account applications. The Trust does not intend to transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

The Fund does not issue share certificates. Shares will be registered in the name of the investor or the investor’s financial adviser. A change in registration or transfer of shares held in the name of a financial adviser may only be made by an order in good form from the financial adviser acting on the investor’s behalf.

Class A Shares

The price you pay for Class A shares is the public offering price, which is the NAV next determined after the Fund or its agent receives in good order your order plus an initial sales charge, if applicable, based on the amount invested as set forth in the table. The Fund receives the NAV. The sales charge is allocated between your financial intermediary and Destra Investments LLC, the Fund’s distributor, as shown in the table, except where Destra Investments LLC, in its discretion, allocates up to the entire amount to your financial intermediary. Sales charges, as expressed as a percentage of offering price, a percentage of your net investment, and as a percentage of the sales charge reallowed to financial intermediaries, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding. Although you pay no initial sales charge on purchases of $1,000,000 or more, Destra Investments LLC may pay, from its own resources, a commission to your financial intermediary on such investments.

Amount of Purchase at Offering Price	Sales Charge as a Percentage of Offering Price1	Sales Charge as a Percentage of Net Amount Invested	Amount of Sales Charge Reallowed to Financial Intermediaries as a Percentage of Offering Price
Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.50%	4.71%	3.75%
$100,000 but under $250,000	3.50%	3.63%	2.75%
$250,000 but under $500,000	2.50%	2.56%	2.00%
$500,000 but under $1,000,000	2.00%	2.04%	1.60%
$1,000,000 and above	None2	None	None3
1 Offering Price includes the initial sales charge.
2 A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 18 months of purchase.
3 Destra Investments may pay financial intermediaries commissions on purchases of Class A Shares as follows:
  •1.00% on amounts from $1,000,000 to $4,000,000;
  •plus 0.50% on amounts greater than $4,000,000 to $10,000,000;

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  •plus 0.25% on amounts over $10,000,000.

As described in the Prospectus, there are several ways you can combine multiple purchases of Class A Shares of the Fund and other Destra Funds that are offered with a sales charge to take advantage of lower sales charges.

Class C Shares

Class C shares of the Fund are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by the Fund or its authorized agent.

Destra Investments LLC may compensate your financial intermediary at the time of sale at a commission rate of up to 1.00% of the NAV of the Class C shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C shares.

Class P Shares and Class I Shares

Class P shares and Class I shares of the Fund are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by the Fund or its authorized agent.  In addition, Class P shares allow for payment of up to 0.25% of net assets to financial intermediaries for providing distribution or other shareholder services to their clients.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

Class A Shares

As described in the Prospectus, Class A shares have adopted distribution and shareholder servicing plans (the “Class A Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Class A Plan is a compensation type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets of Class A shares of the Fund for activities that are primarily intended to result in the sale and/or shareholder servicing of Class A shares of such Fund, including, but not limited to, printing and delivering prospectuses, statements of additional information, shareholder reports, proxy statements, and marketing materials related to Class A shares to prospective and existing investors; providing educational materials regarding Class A shares; providing facilities to answer questions from prospective and existing investors about the Fund; receiving and answering correspondence; complying with federal and state securities laws pertaining to the sale of Class A shares; assisting investors in completing application forms and selecting dividend and other account options; and any other activities for which “service fees” may be paid under Rule 2830 of the Financial Industry Regulatory Authority, Inc. (“FINRA”) Conduct Rules. Payments under the Class A Plan is not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. Payments are made to Destra Investments LLC, the Fund’s

25

distributor, who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries’ customers.

Class C Shares

As described in the Prospectus, Class C shares have adopted a distribution and shareholder servicing plan (the “Class C Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Class C Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C shares of the Fund for activities which are primarily intended to result in the sale of Class C shares of such Fund. In addition, the Class C Plan permits the payment of up to 0.25% of the average daily net assets of Class C shares of the Fund for shareholder servicing activities including, but not limited to, providing facilities to answer questions from existing investors about the Fund; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which “service fees” may be paid under Rule 2830 of the FINRA Conduct Rules. Payments under the Class C Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred.

Destra Investments LLC is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C shares to recoup its expenses with respect to the payment of commissions on sales of Class C shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C shares, although Destra Investments LLC may, pursuant to a written agreement between Destra Investments LLC and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C shares.

Class P Shares

As described in the Prospectus, Class P shares have adopted distribution and shareholder servicing plans (the “Class P Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Class P Plan is a compensation type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets of Class P shares of the Fund for activities that are primarily intended to result in the sale and/or shareholder servicing of Class P shares of such Fund, including, but not limited to, printing and delivering prospectuses, statements of additional information, shareholder reports, proxy statements, and marketing materials related to Class P shares to prospective and existing investors; providing educational materials regarding Class P shares; providing facilities to answer questions from prospective and existing investors about the Fund; receiving and answering correspondence; complying with federal and state securities laws pertaining to the sale of Class P shares; assisting investors in completing application forms and selecting dividend and other account options; and any other activities for which “service fees” may be paid under Rule 2830 of the FINRA Conduct Rules. Payments under the Class P Plan is not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. Payments are made

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to Destra Investments LLC, who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries’ customers.

Renewal, Amendment and Termination

The Class A Plan, Class C Plan and Class P Plan (individually, a “Plan” and collectively, the “Plans”) and any Rule 12b-1 related agreement that is entered into by the Fund in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the trustees, and of a majority of the trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (“12b-1 Trustees”). All material amendments to any Plan must be approved by a majority vote of the trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, any Plan may be terminated as to the Fund at any time, without penalty, by vote of a majority of the outstanding shares of that class of that Fund or by vote of a majority of the 12b-1 Trustees.

REDEMPTIONS

Redemptions, like purchases, may generally be effected only through institutional channels such as financial intermediaries and retirement platforms. In certain circumstances, Class I shares may be redeemed directly with the Fund. Certain designated organizations are authorized to receive redemption orders on the Fund’s behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Fund when authorized organizations, their agents, or affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of the Fund, by delivery of securities selected from its assets at its discretion. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under “Net Asset Value” and such valuation will be made as of the same time the redemption price is determined.

The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

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Class A Shares

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A shares purchased without a sales load and redeemed within 18 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A shares redeemed.

Class C Shares

A CDSC of 1.00% will be deducted with respect to Class C shares redeemed within 18 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C shares redeemed.

Class P Shares and Class I Shares

A redemption fee of 2.00% will be deducted from a shareholder’s redemption proceeds with respect to Class P shares and Class I shares of the Fund redeemed within 90 days of purchase, unless waived, as discussed in the Prospectus.

Processing or Service Fees

Broker-dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. Each individual dealer determines and should disclose to its customers the amount and applicability of such a fee. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this Statement of Additional Information. Consult your broker-dealer for specific information about any processing or service fees you may be charged.

TAX MATTERS

Federal Income Tax Matters

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of this Statement of Additional Information. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences. This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, Fund’s counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund. Consequently, this summary may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law. As with any investment, you should seek advice based on your individual circumstances from your own tax professional.

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Fund Status. The Fund intends to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Qualification as a Regulated Investment Company. As a regulated investment company, the Fund will not be subject to federal income tax on the portion of its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net investment company taxable income for the year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below. Pending legislation would allow certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund. The Fund also intends to make such distributions as are necessary to avoid the otherwise applicable 4% non-deductible excise tax on certain undistributed earnings.

In addition to satisfying the Distribution Requirement, the Fund must derive at least 90% of its gross income from (1) dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or non-U.S. currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (2) net income derived from an interest in “qualified publicly traded partnerships” (as such term is defined in the Code). The Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund’s taxable year, (1) 50% or more of the value of the Fund’s assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund’s assets may be invested in securities of (a) any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses or (b) in the securities of one or more “qualified publicly traded partnerships” (as such term is defined in the Code).

Distributions. Fund distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the Fund’s distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from the Fund that you

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must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.  Under the “Health Care and Education Reconciliation Act of 2010,” income from the Fund may also be subject to a new 3.8 percent “medicare tax” imposed for taxable years beginning after 2012. This tax will generally apply to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

Dividends Received Deduction. A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund, because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

If You Sell or Redeem Shares. If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

Taxation of Capital Gains and Losses. If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 0% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2013. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% for net capital gains from most property acquired after December 31, 2000 with a holding period of more than five years, and the 10% rate is reduced to 8% for net capital gains from most property (regardless of when acquired) with a holding period of more than five years. Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. In addition, the Code treats certain capital gains as ordinary income in special situations.

Taxation of Certain Ordinary Income Dividends. Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable

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years beginning before January 1, 2011. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the new capital gains tax rates.

In-Kind Distributions. Under certain circumstances, as described in the Prospectus, you may receive an in-kind distribution of Fund securities when you redeem shares or when the Fund terminates. This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received. The Internal Revenue Service could, however, assert that a loss may not be currently deducted.

Exchanges. If you exchange shares of your Fund for shares of another Destra Fund, the exchange would generally be considered a sale for federal income tax purposes.

Deductibility of Fund Expenses. Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual’s adjusted gross income.

Non-U.S. Tax Credit. If the Fund invests in any non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Investments in Certain Non-U.S. Corporations. If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs will not be treated as qualified dividend income.

Non-U.S. Investors. If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as

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dividends for federal income tax purposes (other than dividends which the Fund designates as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly designated by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. In the case of dividends with respect to taxable years of the Fund beginning prior to 2012, distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.  In addition, distributions after December 31, 2012 may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners.

FREQUENT TRADING

The Fund’s Frequent Trading Policy is as follows:

Frequent purchases and redemptions of Fund shares by Fund shareholders may present risks to other shareholders in the Fund.  These risks may include disruption of portfolio investment strategies, with potential resulting harm to performance, and increased trading costs or Fund expenses.  Therefore, the Board needs to assess whether it is in the best interests of the Fund, overall, to limit individual shareholders’ rights to engage in frequent purchases and redemption of Fund shares.

The Fund was designed for long-term investors and is not designed for shareholders who engage in frequent purchases and redemption of Fund shares.  These Frequent Trading Policies and Procedures endeavor to detect and deter frequent trading that may be harmful to shareholders, and that is pursued for the purpose of attempting to profit from anticipated short-term market moves up or down (“market timing”).

    1.General.  The Fund discourages and has established policies and procedures designed to detect and deter frequent trading by investors that is believed to be engaged in for the purpose of market timing.

                   Shares of the Fund may be held through accounts held in the name of a financial intermediary.  These accounts may be comprised of multiple investors whose purchases and redemptions are aggregated and netted before being submitted to the Fund.  The Fund may not have access to information regarding trading activity by individual investors in such accounts and therefore may be unable to monitor individual investors for violations of the Fund’s policy.  The Fund or its agents will seek to have financial intermediaries either provide the necessary individual investor information to the Fund or monitor the trading activity of the individual investors to detect and deter market timing.

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    2.Restrictions on purchases and redemptions.  The Fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor for any reason including excessive, short-term or other abusive trading practices which may disrupt portfolio management strategies and harm performance.  The Fund may, at Destra’s sole discretion, exercise these rights for any reason, including any trading believed to fall within the definition of market timing.

            The Fund also reserves the right to delay delivery of redemption proceeds up to seven days or to honor certain redemptions with securities, rather than cash.

    3.Redemption Fees.  For Class P and I shares, to deter market timing, the Fund imposes a redemption fee on shares redeemed (or exchanged) within 30 days of purchase.  The redemption fee is assessed on the value of the shares sold or exchanged and is retained by the Fund.  Destra reserves the right to waive the redemption fee on behalf of the Fund in accordance with policies approved by the Board of Trustees and disclosed in the Prospectus Statement of Additional Information.  Any such waiver will be reviewed by the Fund’s Chief Compliance Officer (“CCO”) and reported to the Board at its next regularly scheduled meeting.

                 Destra may not have access to information regarding trading activity by individual investor activity in omnibus accounts and therefore may be unable to monitor individual investors for imposition of the redemption fee.  However, Destra will seek to have financial intermediaries monitor the trading activity of individual investors, assess the redemption fee and remit it to the Fund or have financial intermediaries provide the information on the trading activity of individual investors to the Fund.

    4.Agreements.  The Fund, Destra or Destra Investments LLC may not enter into any agreement, either explicit or implicit, with any Fund shareholder or other investor that would permit or facilitate market timing in the Fund.

The Fund directs Destra to establish specific procedures to detect and deter market timing in order to implement the foregoing policies.  Under those procedures, Destra shall establish procedures for (i) identifying and reviewing potentially harmful trading activity in direct and omnibus accounts, (ii) identifying transactions subject to sales charges or redemption fees and exception to those policies, and (iii) reporting potential issues and exceptions to the Fund’s CCO.  If Destra determines that frequent trading in any account is due to market timing, Destra, on behalf of the Fund, may reject the purchase or impose restrictions on future purchases or exchanges from that investor until such investor no longer engages in market timing.  Destra must document and maintain all records in connection with its procedures for six years.  Destra will advise the Board of any material changes to its procedures and will periodically report its activities pursuant to these Frequent Trading Policies and Procedures to the Trust’s CCO.  The Trust’s CCO will periodically report to the Board on the effectiveness of these Policies and Procedures.

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Underwriter

Destra Investments LLC, 901 Warrenville Road, Suite 15, Lisle, IL 60532, a wholly-owned subsidiary of Destra Capital Management LLC, serves as the principal underwriter of the shares of the Fund pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust (the “Distribution Agreement”). Pursuant to the Distribution Agreement, the Trust appointed Destra Investments LLC to be its agent for the distribution of the Fund’s shares on a continuous offering basis. The cash-compensation rate at which Destra Investments LLC’s registered representatives are paid for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of the Fund, for which they receive a higher compensation rate. You should consider these arrangements when evaluating any recommendations of your registered representative.

Destra Investments LLC sells Shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as “Dealers”), or others, in a manner consistent with the then effective registration statement of the Trust for the Fund.  Pursuant to the Distribution Agreement, Destra Investments LLC, at its own expense, finances certain activities incident to the sale and distribution of the Fund’s Shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers.  Destra Investments LLC  receives for its services the excess, if any, of the sales price of the Fund’s Shares less the net asset value of those Shares, and remits a majority or all of such amounts to the Dealers who sold the Shares; Destra Investments LLC  may act as such a Dealer.  Destra Investments LLC also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under “Distribution and Service Plan.” Destra Investments LLC receives any contingent deferred sales charges (“CDSCs”) imposed on redemptions of Shares, but any amounts as to which a reinstatement privilege is not exercised are set off against and reduce amounts otherwise payable to Destra Investments LLC pursuant to the distribution plan.

Destra may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of Shares.  Destra’s available resources to make these payments include profits from advisory fees received from the Fund.  The services Destra may pay for include, but are not limited to, advertising and attaining access to certain conferences and seminars, as well as being presented with the opportunity to address investors and industry professionals through speeches and written marketing materials.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Destra Funds have adopted a portfolio holdings disclosure policy which governs the dissemination of the Fund’s portfolio holdings. In accordance with this policy, the Fund may provide portfolio holdings information to third parties no earlier than the time a report is filed with the SEC that is required to contain such information or one day after the information is

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posted on the Fund’s publicly accessible website, destracapital.com. The Fund generally makes available complete portfolio holdings information on the Fund’s website monthly with an approximately thirty day lag. Additionally, the Fund publishes on the website a list of its top ten holdings as of the end of each month, approximately two to five business days after the end of the month for which the information is current. This information will remain available on the website at least until the Fund files with the SEC its Forms N-CSR or Forms N-Q for the period that includes the date as of which the website information is current.

Additionally, the Fund may disclose portfolio holdings information that has not been included in a filing with the SEC or posted on the Fund’s website (i.e., non-public portfolio holdings information) only if there is a legitimate business purpose for doing so and if the recipient is required, either by explicit agreement or by virtue of the recipient’s duties to the Fund as an agent or service provider, to maintain the confidentiality of the information and to not use the information in an improper manner (e.g., personal trading). In this connection, the Fund may disclose on an ongoing, daily basis non-public portfolio holdings information in the normal course of its investment and administrative operations to various service providers, including its investment adviser and sub-adviser, independent registered public accounting firm (KPMG LLP), custodian (The Bank of New York Mellon), financial printer (Financial Graphic Service), proxy voting service(s), and to the legal counsel for the Fund (Chapman and Cutler LLP) and the independent trustees (Willkie Farr & Gallagher LLP).

The Fund’s investment adviser and sub-adviser may also provide certain portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities. In providing this information, reasonable precautions are taken in an effort to avoid potential misuse of the disclosed information, including limitations on the scope of the portfolio holdings information disclosed, when appropriate.

Non-public portfolio holdings information may be provided to other persons if approved by the Fund’s Trustee upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Fund, and the recipient is obligated to maintain the confidentiality of the information and not misuse it.

Compliance officers of the Fund and its investment adviser and sub-adviser periodically monitor overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the Fund’s policy. Reports are made to the Fund’s Board of Trustees on an annual basis.

There is no assurance that the Fund’s policies on portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.

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OTHER SERVICE PROVIDERS

KPMG LLP, 303 East Wacker Drive, Chicago, IL 60601, independent registered public accounting firm, has been selected as auditors for the Trust. In addition to audit services, KPMG LLP may provide assistance on accounting and tax and related matters.

The administrator of the Fund is The Bank of New York Mellon, One Wall Street, New York, New York 10286. The administrator provides administrative services and valuation and computation services.

The custodian of the assets of the Fund is The Bank of New York Mellon, One Wall Street, New York, New York 10286. The custodian performs custodial, fund accounting and portfolio accounting services.

The Fund’s transfer, shareholder services, and dividend paying agent is BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

GENERAL TRUST INFORMATION

The Fund is a series of the Trust. The Trust is an open-end management investment company under the 1940 Act. The Trust was organized as a Massachusetts business trust on January 27, 2011. The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series, which may be divided into classes of shares. Currently, there are 2 series authorized and outstanding, each of which may be generally divided into different classes of shares designated as Class A shares, Class C shares, Class P shares and Class I shares. Each class of shares represents an interest in the same portfolio of investments of the Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There are no conversion, preemptive or other subscription rights. The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of the Fund have the right to call a special meeting to remove trustees or for any other purpose.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. The Trust’s Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of

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shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or the Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholder of
Destra Focused Equity Fund:

We have audited the accompanying statement of assets and liabilities of Destra Focused Equity Fund (a “Fund” within Destra Investment Trust II) as of March 15, 2011. This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Fund as of March 15, 2011, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois
April 5, 2011

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Destra Focused Equity Fund
Statements of Assets and Liabilities
March 15, 2011

Assets:		Destra Focused Equity Fund
	Cash	$50,010
	Deferred Offering Costs	87,000
	Total Assets	$137,010
Liabilities:
	Accrued Offering Costs	87,000
	Total Liabilities	87,000
Net Assets		$50,010

Net Assets Consist of:
	Paid-in Capital	$50,010
Net Assets		$50,010

Net Assets:
	Class A Shares	$25,005
	Class I Shares	$25,005

Shares Issued and Outstanding:
	Class A Shares	1,667
	Class I Shares	1,667

Net Asset Value per share (par value of $0.001):
	Class A Shares	$15.00
	Class I Shares	$15.00

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Destra Focused Equity Fund
Notes to Financial Statements
March 15, 2011

1.	Organization

Destra Investment Trust II (the “Trust”), organized as a Massachusetts business trust on January 27, 2011, as an open-end management investment company, under the Investment Company Act of 1940, as amended (“the 1940 Act”).  As of March 15, 2011, the Trust consists of three series: Destra Preferred and Income Securities Fund (“Preferred”), Destra Focused Equity Fund (“Focused”), and the Destra Dividend All-Cap Value Fund (“Dividend All Cap”).  Preferred and Focused currently are the only Funds active within the Trust.

The Destra Focused Equity Fund (the “Fund”) initially intends to offer two classes of shares, Classes A and I, but has the ability to offer Classes C and P as well.  All shares classes have equal rights and voting privileges, except in matters affecting a single class. The Fund is diversified and represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own investment objective, policies and strategies.

Destra Advisors LLC (“Adviser”) serves as the investment adviser of the Fund, with responsibility for the overall management of the Fund. The Adviser has retained WestEnd Advisors (“WestEnd”) as sub-adviser to manage the investment portfolio of the Fund.

The Fund has had no operations to date, other than matters relating to the sale and issuance by the Fund of 1,667 shares each of Classes A and I to Destra Investments LLC, an affiliate of the Adviser in return for $25,005 per Class (aggregate purchase amount of $50,010)on March 15, 2011.  As of March 15, 2011, Destra Investments LLC owned 100% of the outstanding shares of beneficial interest in the Fund.

2.    Significant Accounting Policies

The preparation of the financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the statement of assets and liabilities. Actual results could differ from those estimates.

The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders.

All shareholders bear the common expenses of the Fund and earn income including realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Shareholders of each class also bear certain expenses that pertain to that particular class.
Most of the Trust’s expenses will be directly attributable to specific series in the Trust. Expenses which cannot be directly attributed are apportioned among each series in the Trust on a pro rata basis.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown. However, since their commencement of operations,

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the Fund has not had claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Investment Management

The Fund has entered into an Investment Advisory Agreement with the Adviser.  Subject to the oversight of the Fund’s Board of Trustees, the Adviser is responsible for managing the Fund’s business affairs and providing day-to-day administrative services to the Fund either directly or through others selected by it for the Fund.

Pursuant to the Investment Advisory Agreement, the Adviser receives an annual fee payable monthly, at an annual rate of 0.85% of the Fund’s average daily net assets. The Trust and Adviser have retained WestEnd as investment sub-adviser for the Fund .  Pursuant to the Sub-Advisory Agreement between the  sub-adviser and the Adviser, the Adviser will pay the sub-adviser an annual fee payable monthly, equal to one half of the net advisory fees collected by the Adviser from the Fund.

4.Plan of Distribution (12b-1)

The Trust has adopted a Plan of Distribution (“Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to the Class A, Class C and Class P shares of the Fund. The Plan allows for the payment of services related to the distribution and servicing of these shares at a rate of up to 0.25%, 1.00% and 0.25% per annum of the average daily net asset value of the Class A, Class C and Class P shares, respectively, of the Fund.

5.	Expense Limitation

The Trust and the Adviser have entered into a Fee Waiver and Expense Reimbursement Agreement whereby the Adviser has agreed to waive its fee and/or reimburse the Fund to the extent that the expense ratios exceed the following:
Fund	Class A	Class I
Destra Focused Equity Fund	1.60%	1.32%

 The expense ratio for each class represents the ratio of the total annual operating expenses of the class (excluding interest, taxes, dividend expense, borrowing costs, interest expense relating to short sales and extraordinary expenses, if any) to the average net assets of the class.

6. Other Service Providers

The Bank of New York Mellon serves as the Fund’s Administrator, Custodian, Accounting Agent and Transfer Agent, and Destra Investments LLC serves as the Fund’s Distributor.

7.Organization and Offering Costs

Expenses incurred in connection with organizing of the Trust and the Fund were paid by the Adviser. The Fund does not have an obligation to reimburse the Adviser or its affiliates for organizational expenses paid on its behalf.  Offering costs have been capitalized by the Fund and will be amortized into expense over the first twelve months of the Fund’s operations.

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8.Purchase and Redemption of Shares

Investors may purchase shares of the Fund at its net asset value (“NAV”), based on the next calculation of the NAV after the order is placed. An initial sales charge of up to 5.75% may be imposed on Class A purchases, other institutions may impose transaction fees on shares purchased through them.

Redemptions are processed at the NAV next calculated after receipt of the redemption order by the Fund  or its agents. Redemption proceeds, less any applicable CDSC for Class A shares or any applicable redemption fee for Class P shares and Class I shares, will normally be sent within seven business days following receipt of the redemption order.  Class P shares and Class I shares will charge a redemption fee of 2% of redemption proceeds on shares held for 90 days or less. This fee is paid directly to the Fund rather than to Adviser and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact and other costs associated with changes in the Fund’s asset level and cash flow due to short-term money movements in and out of the Fund.

9.	Subsequent Events

The Fund has evaluated subsequent events through the date of issuance of this report and has determined that there are no material events that would require disclosure.

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APPENDIX A
Proxy Voting Procedure

PROXY VOTING PROCEDURES

WestEnd Advisors (“WestEnd”) is an investment advisor providing discretionary equity and fixed-income portfolio management services to corporations, retirement plans, endowment funds and foundations, individuals with substantial net worth, and financial institutions such as trust companies and bank trust departments (collectively, “Clients”). Unless a Client specifically directs otherwise in writing, the investment management agreements generally authorize WestEnd to vote proxies on behalf of Clients pursuant to WestEnd’s fiduciary obligations and the polices and procedures described below.

Under the Investment Advisers Act of 1940 (“Advisers Act”), the Employment Retirement Income Security Act of 1974 (“ERISA”), and other relevant laws and regulations, an investment advisor owes its Clients the duty of care and loyalty in providing advisory services, including the voting of proxies.  WestEnd takes seriously its legal and fiduciary obligations concerning the voting of proxies and has adopted and implemented policies and procedures to ensure that it votes proxies in a manner consistent with the best interests of its Clients.

In determining the best interests of its Clients, WestEnd may obtain information from third parties concerning their recommendations on particular proxy issues.  WestEnd engages the services of Institutional Shareholder Services (ISS) to provide both proxy administration services and voting recommendations.  WestEnd neither relies on the advice of ISS nor delegates to them the authority to decide how any proxy will be voted.  WestEnd reviews all recommendations prior to voting taking place and may choose to accept or reject any recommendation made by ISS based on the particular facts and circumstances surrounding any proxy issues.

WestEnd has adopted ISS’s U.S. Proxy Voting Guidelines, a summary of which follows these procedures.

Client Guidelines

Clients may have their own set of proxy voting guidelines, which may conflict with the proxy guidelines discussed above or the voting guidelines of another Client.  If such a situation arises, it is the policy of WestEnd to comply with Client guidelines by voting the proxies attributable to that Client on a proportionate basis (based on the number of shares held by the Client).

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Procedures

WestEnd maintains operational procedures that include, but are not limited to: (1) disclosing proxy voting procedures to clients; (2) notifying custodians of new accounts to ensure proxy materials are forwarded to the appropriate location; (3) notifying Institutional Shareholder Services to ensure proxy materials are properly received; and (4) the handing of proxies in the event that proxy materials are received in paper format by WestEnd.

Conflicts of Interest

WestEnd’s proxy voting policies and procedures are designed to ensure that proxies are properly voted, material conflicts are avoided, and fiduciary obligations are fulfilled.  Neither WestEnd nor any person involved in the proxy voting process is engaged in any material business other than managing assets and providing investment advisory services for clients. Therefore, it is highly unlikely that any proxy considered by WestEnd will result in a material conflict of interest between any client and WestEnd.  In the unlikely event that a proxy is not addressed by the guidelines above, and materially conflicts with the interests of WestEnd or any person involved in the proxy voting process, WestEnd will contact the client and follow the client’s instruction with respect to the voting of that proxy.

Foreign Investments

On occasion, WestEnd may invest Client assets in foreign securities.  Given the complexity and variety of regulatory schemes and corporate practices in foreign countries, there may be excessive costs associated with voting proxies for foreign securities. Consistent with applicable law and regulations, if the costs of exercising a proxy vote on a proposal exceed the expected benefits to a Client’s account, West End may choose not to vote that proxy proposal.

Recordkeeping

WestEnd will maintain:

•	the Proxy Voting Policies and Procedures;

•
all proxy statements received by WestEnd in connection with Client securities, if not readily available through a third-party service provider or through the Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system;

•	a record of how WestEnd voted each proxy;

•	a record of all written Client requests for proxy voting information and WestEnd’s response to those requests; and

•	Any other documents prepared by WestEnd that were material to the voting decision.

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Clients may download a copy of this Proxy Voting Policies and Procedures document in Adobe Acrobat format by visiting www.westendadvisors.com. Clients can obtain information regarding how WestEnd voted each proxy in their portfolio by submitting a written request to WestEnd at the following address:

WestEnd Advisors, LLC
Two Morrocroft Centre
4064 Colony Road, Suite 130
Charlotte, NC 28221

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